UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-03752

THE MANAGERS FUNDS

(Exact name of registrant as specified in charter)

800 Connecticut Avenue, Norwalk, Connecticut	06854

(Address of principal executive offices)	(Zip code)

Managers Investment Group LLC

800 Connecticut Avenue, Norwalk, Connecticut 06854

(Name and address of agent for service)

Registrant’s telephone number, including area code: (203) 299-3500

Date of fiscal year end: DECEMBER 31

Date of reporting period: JANUARY 1, 2005 - DECEMBER 31, 2005

                                          (Annual Shareholder Report)

Item 1. Reports to Shareholders

ANNUAL REPORT

Managers Funds

December 31, 2005

•	Special Equity Fund

Nothing contained herein is to be considered an offer, sale, or solicitation of an offer to buy shares of The Managers Funds. Such offering is made only by Prospectus, which includes details as to offering price and other material information.

Letter to Shareholders

Dear Fellow Shareholder:

Over the past 12 months the markets have been beset with a number of difficult and unpredictable challenges, including recovery from a massive tsunami in Southeast Asia; continuing strife in the Middle East; numerous terrorist incidents; multiple hurricanes in the Gulf of Mexico; and a significant rise in energy prices. We are fortunate that the financial markets have continued to perform so well under these circumstances.

These events serve to remind us that no one can predict the events that are going to shape the markets in coming months. This reinforces our belief that to invest successfully in an uncertain world you have to diversify your investments and be patient.

Most people think of diversification as holding different types of stocks and bonds, but we believe that there is another type of diversification that receives too little notice, and that is diversification by investment manager and holdings. Simply put, no single approach is going to succeed in every kind of market—some growth stock managers will be successful in a rising market, and some will be more successful in a stagnant market. This can be an issue with some investment firms that adhere to only one method of looking at the markets.

That is a major benefit that we bring you at Managers Funds —since we hire subadvisors (affiliates and non-affiliates) to run our portfolios, we offer you a wide selection of very different investment styles to choose from, sometimes within the same asset class. Invest in multiple Managers Funds, and you can get managers with very different approaches and holdings, helping you reduce the risks created by changing economic conditions and natural and man-made events, such as those of the past 12 months.

We also believe that once you have made your manager selection, you must be patient. On the home page of our Web site at www.managersinvest.com, you will find a short article entitled “Stay Invested for the Long Term” that highlights how important it is to consistently stay in the market rather than trying to time the market. We think the implication is clear: to be successful in the market over the long term, select a wide variety of investments giving you good diversification, invest regularly, and stick with your investment plan no matter what events dominate the news.

We invite you to visit our Web site on an ongoing basis to stay in tune with your Managers Funds holdings. The Web site provides detailed profiles of our subadvisors and their investment styles, as well as quarterly commentary on each Fund. If you have any questions, please do call us at 800.835.3879. Thank you for investing with Managers Funds.

Sincerely,

Peter M. Lebovitz	Thomas G. Hoffman, CFA
President	Executive Vice President
The Managers Funds	Chief Investment Officer
Managers Investment Group LLC

1

About Your Fund’s Expenses

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-l) fees; and other Fund expenses. This Fund incurs only ongoing costs. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Six Months Ended December 31, 2005	Beginning Account Value 7/1/2005	Ending Account Value 12/31/2005	Expenses Paid During the Period*
Managers Special Equity Fund
Based on Actual Fund Return	$1,000	$1,061	$7.16
Based on Hypothetical 5% Annual Return	$1,000	$1,018	$7.01
Managers Special Equity Fund - Institutional Shares
Based on Actual Fund Return	$1,000	$1,062	$6.27
Based on Hypothetical 5% Annual Return	$1,000	$1,019	$6.14

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by the fiscal year (365 days).

You can find more information about your Fund’s expenses, including annual expense ratios for the past fiscal periods, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund’s prospectus.

2

Managers Special Equity Fund

Portfolio Manager Comments

The Managers Special Equity Fund’s (the “Fund”) objective is to achieve long-term capital appreciation through a diversified portfolio of equity securities of small- and medium-sized companies.

Managers Special Equity Fund invests at least 80% of its assets in equity securities, i.e., common and preferred stocks of U.S. companies. Although the Fund is permitted to purchase securities of both small- and medium-capitalization companies, the Fund has historically invested substantially all of its assets in the securities of small-capitalization companies, that is, companies with capitalizations that at the time of purchase are less than $2.5 billion. The Fund’s benchmark is the Russell 2000 Index.

The Portfolio Managers

The Fund employs multiple portfolio managers who specialize in distinct investment approaches. This “intelligence diversification” not only serves to manage risk, but also helps us tap the markets’ full potential by focusing different analytical insights on each class of investment. Fund management strives to achieve this performance and diversification while ensuring that the Fund operates within the framework of its investment objective and principal investment strategies.

Donald Smith & Co., Inc.

Donald Smith & Co., Inc. (“Donald Smith”) is a value manager that invests in out-of-favor small-capitalization companies. Donald Smith’s philosophy seeks to identify companies in the bottom decile of price-to-tangible book value ratios, with a strong balance sheet, and a positive outlook for earnings potential over the next 2-4 years. Donald Smith believes that extremely low P/B ratio companies often trade below replacement value, are inherently less risky, and are more likely to be acquired. Furthermore, because only a few investment managers focus on companies in the lowest P/B ratio decile, their stocks may be inefficiently priced and can offer tremendous value.

Donald Smith’s process begins by looking for companies in the lowest 10% of price-to-tangible book value ratios with a strong balance sheet, and a positive outlook for earnings potential over the next 2-4 years. Smith also assesses price-to-earnings, price-to-sales, and debt-to-capital ratios to form a “watch list” of about 300 securities. After valuations are addressed, Smith performs fundamental research, including company visits, to assess the quality of the company’s balance sheet and book value. Smith is looking for a catalyst for an improvement in earnings potential that is not already reflected in the stock price. A concentrated portfolio of 40-50 stocks is the result. Stocks are sold when a target price has been achieved, usually set at less than 2x book value. Positions may also be sold if the stock appreciates rapidly, if a better idea is found, or if fundamentals deteriorate. Portfolio turnover is low at 20-40% annually.

The ideal company exhibits many of the following traits:

•	Low price-to-book value

•	Strong balance sheet

•	Positive earnings potential over the next 2-4 years

Portfolio management:

•	Focuses on lowest decile of price-to-tangible book value stocks

•	Price-to-earnings, price-to-sales, and debt-to-capital also assessed from valuation standpoint

•	Concentrates the portfolio in 40-50 stocks

The Portfolio:

•	Value oriented holdings

•	Initial stock weightings are generally 3% - 3.5%

•	Typically holds 40-50 stocks

•	Average turnover between 20-40% annually

The following factors influence the sell decision when:

•	Target price is reached, usually less than 2x book value

•	Stock appreciates rapidly

•	A better idea is found

•	Fundamentals deteriorate

3

Managers Special Equity Fund

Portfolio Manager Comments (continuted)

Kern Capital Management LLC

Kern Capital Management LLC (“KCM”) believes the U.S. smaller company stock universe provides the opportunity to invest in innovative companies with exceptional growth prospects. With minimal research coverage by brokerage firms and low institutional ownership, KCM believes small and micro-cap stocks represent the least efficient sector of the market.

KCM’s fundamental research is dedicated to uncovering innovative small companies early in their growth cycle while they are still relatively undiscovered. With a huge universe of investment opportunity, KCM’s investment process focuses on what they believe are the most innovative sectors in the U.S. economy (technology, healthcare, services and consumer sectors). Research specialization by economic sector provides the depth of knowledge necessary to make high quality investment decisions and minimize fundamental investment mistakes.

Kern Capital Management LLC believes that the real attraction of small and micro-cap investing is not the asset class, but the stock selection opportunities within the asset class. KCM defines the small-cap investment universe as the smallest 15% of companies, based on market capitalization, on the U.S. stock markets. KCM’s investment process is designed to capitalize on the inefficiencies in the smaller company market.

KCM builds portfolios one company at a time with investment research focused on the most innovative sectors of the economy (technology, health care, services, and consumer). The team’s hands-on approach to fundamental investment research and financial analysis seeks to answer three basic questions to determine an investment’s attractiveness.

•	How attractive is the business? Companies that are pioneering new markets or revolutionizing existing ones can often sustain rapid growth as they establish leading positions in their targeted markets.

•	How strong is the management? Successful companies require management capable of capitalizing on attractive growth opportunities. Management’s vision and ability to execute the business plan represent key elements in determining how successful a company will be.

•	How much is the company worth? The team’s process is valuation sensitive. Depending on the economic sector, different criteria are used to determine a company’s enterprise value, which determines if KCM would buy the entire company at the current market value of its equity.

Given that KCM is focused on investing in innovative growth companies, the first two questions are answered before determining if the valuation is attractive. In fact, the answers to the first two questions will help determine the appropriate valuation for the company.

The ideal company exhibits many of the following traits:

•	Leading market position in a rapidly growing market with high barriers to entry

•	Entrepreneurial management team with experience managing a growth business

•	Focused business plan with tight internal controls

Portfolio management:

•	Invests in between 70 and 90 companies which have market capitalizations that, at the time of initial purchase, place them among the smallest 15% of companies listed in the U.S. stock markets

•	Builds portfolios from the bottom up and seeks to identify companies early in their growth cycle

•	Utilizes a team approach to cover approximately 600 stocks through an extensive network of contact and other information sources:

•	Brokerage firm and industry analysts

•	Corporate management contacts

•	Trade shows and trade journals

•	IPO’s and the Internet

•	Focuses on economic sectors where KCM believes the level of innovation is greatest, such as technology, health care, consumer and services

•	Uses fundamental analysis to identify small, relatively unknown companies that exhibit the potential to become much larger and more successful

•	Meets with corporate management to discuss business plans and strategies

4

Managers Special Equity Fund

Portfolio Manager Comments (continuted)

The investment team will make a sell decision when:

•	An investment’s growth prospects deteriorate

•	Investments achieve excessive valuation relative to the growth opportunities and/or addressable markets

•	There is a negative change in fundamental confidence and/or investment time horizon

Skyline Asset Management, L.P.

The investment team from Skyline Asset Management, L.P. (“Skyline”) looks for small-capitalization stocks that have below average valuations with above average growth prospects. Through their intensive in-house research, they find good companies that are overlooked or not widely followed.

Skyline’s research effort focuses on finding good companies that are not widely followed. Typically they invest in firms with market caps of less than $2 billion. The selection process involves using outside research services, computer screens, and internally maintained lists of potential companies/stocks to identify new ideas. These ideas are then screened to determine whether they meet certain basic criteria: relative valuation, capitalization, financial strength, and opportunities for continued growth. This screening process reduces the list from 2000 names to 150-200. This list is then more rigorously analyzed to answer the question, “Why will earnings increase at an above-average rate?” All company documents are analyzed, any available industry or research reports are reviewed and, most importantly, questions are addressed directly to senior company management.

In addition, other companies in the same industry are reviewed to determine relative valuation of the company being investigated. The final portfolio will contain 65-85 stocks and is generally fully invested. The portfolio will tend to be well diversified and the portfolio’s P/E ratio will consistently be below that of the Russell 2000. Skyline sells stocks when they rise to a sell target, which is usually a P/E equal to the overall stock market, or if the company’s fundamentals have changed so that the original investment thesis is no longer valid.

The ideal company exhibits many of the following traits:

•	Market capitalization less than $2 billion

•	Discounted price/earnings ratio relative to the market

•	Above average growth prospects

•	Neglected, under followed, and often out of favor

Portfolio management:

•	Remain fully invested

•	Broad diversification among economic sectors

•	Keep attentive to earnings

•	Maintain favorable risk/reward

The portfolio:

•	Stocks have a maximum weighting of 5% for each holding

•	Typically holds 65-85 stocks

•	Cash equivalents averaging less than 5%

The following factors influence the sell decision when:

•	P/E equals the market/industry P/E

•	Change in fundamentals

•	Holding reaches 5.0% of the portfolio

Westport Asset Management, Inc.

The investment team at Westport Asset Management, Inc., led by Andy Knuth, focuses on small-capitalization companies that are determined to have significant upside potential in earnings and ROE over the next few years. Although investing for growth, Andy will purchase stocks only if they are selling at or below the market’s P/E multiple, or below valuations of other companies in the same industry. Implicit in the strategy is that Andy and his partner Ed Nicklin focus on a small number of issues, and hold them for a long time. The concentration and low turnover enable them to heavily research and monitor each position.

5

Managers Special Equity Fund

Portfolio Manager Comments (continuted)

The portfolio manager at Westport Asset Management, Inc. is focused on future profits only, and, in fact, prefers to find businesses which are inherently good but which have gone through a troubling period. Acquisitions or divestitures, management shake-ups, changes in the business cycle, or the development of a proprietary product in a strong industry are all factors that might improve earnings and investor perceptions. The portfolio manager will typically have a concentrated portfolio, and any industry concentrations are merely an outcome of stock selection. Because some of the companies in which he invests may not have earnings, the price to trailing earnings ratio may be high, although the price to forward earnings will be well below average. The management style is patient, usually turning over less than 20% per year.

The ideal company exhibits many of the following traits:

•	Upside potential in earnings and ROE (Return On Equity)

•	Low P/E and improving earnings/cash flow

•	Company driven by entrepreneurial impact

•	Preference for turnaround story

Portfolio management:

•	Has a 2-3 year time horizon on initial investments

•	Concentrates the portfolio and has low turnover

•	Views any significant industry concentrations are merely an outcome of bottom-up fundamental analysis

•	May invest in companies that do not have earnings

The portfolio:

•	Initial stock weightings will vary depending on liquidity

•	May have trailing P/E ratios that are higher than the market, but generally forward P/E ratios will be well below the average, because some of the companies Westport invests in may not have earnings

•	Has an average turnover of less than 20% per year

The portfolio management team will make a sell decision when:

•	A stock reaches pre-determined price objective

•	There are negative changes in a company’s fundamentals

Veredus Asset Management, LLC

The investment philosophy at Veredus Asset Management, LLC (“Veredus”) is based on their belief that positive earnings surprise and positive estimate revision are the key drivers of stock price change. In particular, the Veredus investment team, led by founder Tony Weber, is concerned about the sustainability of this earnings momentum. To that end, the team tends to focus more on the economic performance of a particular company as opposed to more traditional accounting measures. Specifically, the analysts and portfolio managers at Veredus look for companies with strong asset growth and accelerating rates of economic return in excess of their cost of capital. This is what they view as the true definition of wealth creation, or cash flow return on investment (CFROI). Finally, the Veredus team also believes that some technical measures, such as relative strength, flows, and trading volume, can be useful indicators of future stock performance.

The investment team at Veredus Asset Management, LLC starts the research process by screening the entire universe of over 8,000 small companies for upward earnings revisions. Companies are also ranked on the basis of recent estimate changes, considering both absolute and percent change in estimates. This model provides not only a shopping list of potential targets, but the qualification work that Veredus feels is essential to market acceptance. The core of the research effort is placed on calculating the true cash flow return on investment (CFROI) potential of companies on the target list and how Veredus’ internally developed work compares with current street expectations. The primary focus is assessing CFROI on a sequential basis as opposed to year over year. This gives the investment team a more detailed picture for possibilities of margin expansion, sales growth, and other sources of CFROI leverage. Contact with company management is also essential in researching companies in the small-cap arena.

6

Managers Special Equity Fund

Portfolio Manager Comments (continuted)

The ideal investment exhibits many of the following traits:

•	Positive earnings surprise and subsequent upward estimate revisions

•	Attacking large markets with high barriers to entry

•	Unit volume growth

•	Expanding margins

•	Balance sheet commensurate with income statement

Portfolio management:

•	Screens for companies which rank in the top 20% of all companies based on earnings estimate revisions and quarterly earning surprise

•	Employs extensive fundamental research

•	Seeks sustainability of company’s fundamental performance

The investment team will make a sell decision when:

•	There is an anticipated/ actual earnings disappointment

•	They see deteriorating market mechanics

•	There is a change in strategic market outlook or better idea develops

The Year in Review

Over the 12 months ended December 31, 2005, the Special Equity Managers Class of shares returned 4.00% and the Institutional class of shares returned 4.21% compared to a gain of 4.55% for the Russell 2000 Index and 4.15% for the Russell 2000 Growth Index. Broad markets continued to appreciate with large capitalization stocks outperforming small capitalization stocks for the first time since 1998. From a style perspective, small cap value stocks narrowly outperformed small growth marking five of the past six years in which value has outperformed growth in the small cap universe. Sector analysis reveals that seven out of ten sectors finished in positive territory during 2005 with only consumer discretionary, information technology, and utilities giving up ground. One of the macro themes across the board for the year was the continued strength of energy. The sector finished the year up 48% with points midway through the third quarter whereby the sector was testing 60% gains. Exposure to, or lack thereof in some cases, weighed heavily on the relative performance of fund managers throughout the year.

The year opened in somewhat volatile fashion as the Russell 2000 ultimately ended the first quarter with a 5.3% decline. The Fund, however, managed to outperform on a relative basis during this period behind underexposure to health care and financial stocks along with a strong aggregate total return within these sectors. The consumer sectors also proved to be a fruitful space as several of the value managers within the Fund were able to capitalize on the increased merger & acquisition activity during the year. Specifically, Toys ‘R Us, a Donald Smith holding, was up 26% on news that it had agreed to be acquired by an investment firm.

The second and third quarters in the small capitalization universe are best noted for a sixteen week period spanning from the beginning of May through the end of July in which the Fund was up 15%. All sectors of the Index appreciated 10% or more during this run headlined by a 30% gain in energy related stocks. While the Fund lost ground to the Russell 2000 in mid to late July, it was still buoyed by considerable strength in its consumer discretionary stocks which also happened to be the Fund’s largest overweight. Veredus’ sizable bet on homebuilders such as Meritage Homes (+47%), Beazer Homes (+43%), and Toll Brothers (+48%) paid off nicely. In fact, the performance gap would have been much closer had it not been for a 3.7% underweight to the outperforming energy sector.

The final quarter of 2005 proved to be a good one on a relative basis for the Fund which outperformed the benchmark by over 130 basis points. While returns weren’t spectacular for either the Fund or the benchmark, it was encouraging to see the growth bias of the portfolio able to capitalize in a market where small cap growth outperformed small cap value. Outperformance was spread across a wide variety of areas as six of the Fund’s nine sectors contributed positively to relative performance. Of particular note, all three value style managers in addition to Veredus took the opportunity to establish and/or add to oil and gas dependent companies such as airlines, shipping, or transportation stocks. Veredus in particular was able to capture a 44% gain from its airline exposure through the likes of Continental (121%), AirTran (27%), and JetBlue (31%). Retailing stocks also posted solid numbers coming off strong year-over-year same store sales and capitalizing on the resiliency of the American consumer around the holiday season.

7

Managers Special Equity Fund

Portfolio Manager Comments (continuted)

Looking Forward

Heading into 2006, the Fund’s sector weights have not changed significantly as consumer discretionary, information technology, and industrials remain the three largest allocations. Fund management on the whole is optimistic about prospects for the coming year. Veredus foresees a stoppage in rate hikes by the Fed as a positive for the homebuilders while capital spending related stocks also look attractive given the cash rich balance sheets of so many companies. With the potential for continued pricing pressures on the traditional consumer, such as higher energy costs and rising interest rates, Skyline has mildly shifted some if its retail holdings in favor of the services industry. Donald Smith continues to reallocate away from the oil suppliers to the oil users, such as airlines and transportation stocks, in an effort to try and take advantage of attractive valuations and what he perceives to be overvalued energy prices. Finally, similar to last year, merger and acquisition activity is expected to remain high with perhaps more deals coming to the table in the smaller market cap ranges this year as opposed to the bigger deals of 2005.

Cumulative Total Return Performance

Special Equity’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all distributions were reinvested. The Russell 2000 Index is comprised of the smallest 2000 companies in the Russell 3000 Index and is widely regarded in the industry as the premier measure of small cap stock performance. The Russell 3000 Index is composed of 3000 of the largest U.S. companies, as determined by market capitalization which represents approximately 98% of the investable U.S. equity market. Unlike the Fund, the Russell 2000 Index is unmanaged, is not available for investment, and does not incur expenses. The first chart compares a hypothetical $10,000 investment made in Special Equity- Managers Class on December 31, 1995, to a $10,000 investment made in the Russell 2000 for the same time period. The second chart compares a hypothetical $10,000 investment made in Special Equity- Institutional Class on May 3, 2004, to a $10,000 investment made in the Russell 2000 for the same time period. The graphs and tables do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. Past performance is not indicative of future results.

The table below shows the average annual total returns for Special Equity – Managers Class and the Russell 2000 Index since December 31, 1995 through December 31, 2005.

Average Annual Total Returns:	1 Year	5 Years	10 Years
Special Equity – Managers Class	4.00%	4.13%	11.08%
Russell 2000 Index	4.55%	8.22%	9.26%

8

Managers Special Equity Fund

Portfolio Manager Comments (continuted)

The table below shows the average annual total returns for Special Equity – Institutional Class and the Russell 2000 Index since May 3, 2004 through December 31, 2005.

Average Annual Total Returns:	1 Year	Since Inception
Special Equity – Institutional Class	4.21%	11.35%
Russell 2000 Index	4.55%	12.39%

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For performance information through the most recent month end please call (800) 835-3879 or visit our Web site at www.managersinvest.com.

The Fund is subject to risks associated with investments in small capitalization companies, such as erratic earnings patterns, competitive conditions, limited earnings history, and a reliance on one or a limited number of products.

9

Managers Special Equity Fund

Portfolio Manager Comments (continuted)

The table below displays a full breakdown of the sector allocation of the Fund as well as the top ten positions as of December 31, 2005.

Top Ten Holdings (out of 290 securities)
ITT Educational Services, Inc.*	2.0%
MI Developments, Inc., Class A*	1.9
Dillard’s, Inc., Class A*	1.7
Reliant Resources, Inc.*	1.5
FelCor Lodging Trust, Inc.*	1.5
Meristar Hospitality Corp. *	1.4
AK Steel Holding Corp. *	1.2
ATMI, Inc.*	0.8
VistCon Corp.	0.8
Dana Corp.	0.8

Top Ten as a Group	13.6%

Portfolio Breakdown	% of Net Assets	Russell 2000
Information Technology	21.9%	21.7%
Industrials	20.4	17.3
Consumer Discretionary	18.7	20.2
Financials	15.3	14.7
Health Care	10.4	9.9
Materials	4.3	4.1
Energy	2.6	2.5
Utilities	2.3	2.3
Telecommunication Services	0.6	0.6
Other Assets & Liabilities	3.5	6.7

	100%	100%

*	Top Ten Holding at June 30, 2005

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Any securities discussed may no longer be held in the account’s portfolio. It should not be assumed that any of the securities transactions discussed were or will prove to be profitable, or that the investment recommendations we make in the future will be profitable.

10

Managers Special Equity Fund

Schedule of Portfolio Investments

December 31, 2005

Security Description	Shares	Value
Common Stocks - 96.5%
Consumer Discretionary - 18.7%
ADVO, Inc.	327,833[2]	$9,238,334
Aftermarket Technology Corp.*	473,400	9,202,896
AnnTaylor Stores Corp.*	639,450[2]	22,073,814
Applebee’s International, Inc.	388,125[2]	8,767,744
Beasley Broadcasting Group, Inc.*	356,712[2]	4,819,179
Beazer Homes USA, Inc.	336,900[2]	24,539,796
Big 5 Sporting Goods Corp.	388,700[2]	8,508,643
Big Lots, Inc.*	907,152[2]	10,894,896
Borders Group, Inc.	345,400	7,484,818
Building Material Holding Corp.	82,000[2]	5,593,220
California Pizza Kitchen, Inc.*	214,375[2]	6,853,569
Carter’s, Inc.*	117,450	6,911,933
CBRL Group, Inc.	351,030[2]	12,338,705
Charming Shoppes, Inc.*	485,750[2]	6,411,900
Coldwater Creek, Inc.*	383,150[2]	11,697,570
Comstock Homebuilding Companies, Inc.*	207,250[2]	2,924,298
Cosi, Inc.*	714,275	5,928,483
COX Radio, Inc., Class A*	368,600[2]	5,189,888
Dana Corp.	3,825,000[2]	27,463,499
dELiA*s Corp.*	256,500[2]	2,128,950
Dillard’s, Inc., Class A	2,296,200[2]	56,991,683
Drew Industries, Inc.*	256,900[2]	7,242,011
Duckwall-ALCO Stores, Inc.*	182,400	4,166,016
Emmis Communications Corp., Class A*	703,068[2]	13,998,084
Gaylord Entertainment Co., Class A*	161,233[2]	7,028,146
Genesco, Inc.*	441,675[2]	17,132,573
Guess?, Inc.*	159,800[2]	5,688,880
Gymboree Corp.*	966,100	22,606,740
Hot Topic, Inc.*	208,700	2,973,975
Kerzner International, Ltd.*	261,000[2]	17,943,750
La Quinta Corp.*	845,000[2]	9,413,300
Meritage Homes Corp.*	331,500[2]	20,857,980
Mikohn Gaming Corp*	1,154,100	11,390,967
Orient-Express Hotels Ltd.	341,900[2]	10,776,688
Pacific Sunwear of California, Inc.*	287,900	7,174,468
Proquest Co.*	408,700[2]	11,406,817
Rare Hospitality International, Inc.*	256,900[2]	7,807,191
Ross Stores, Inc.	930,000[2]	26,876,999
Ruby Tuesday, Inc.	510,900[2]	13,227,201
Ryland Group, Inc., The	294,200[2]	21,220,646
Saks, Inc.*	1,023,000[2]	17,247,780
Salem Communications Corp., Class A*	448,422[2]	7,842,901
Scopus Video Neworks, Ltd.*	563,300[2]	3,379,800
Source Interlink Companies, Inc.*	235,000[2]	2,613,200
Sports Authority, Inc.*	433,800[2]	13,504,194
Standard-Pacific Corp.	224,550[2]	$8,263,440
Steak n Shake Co., The*	579,400[2]	9,820,830
Talbots, Inc.	180,400	5,018,728
Texas Roadhouse, Inc., Class A*	437,410[2]	6,801,726
The Wet Seal, Inc., Class A*	l,721,100[2]	7,641,684
TJX Companies, Inc.	160,000	3,716,800
Toro Co.	285,400[2]	12,491,958
United Rentals, Inc.*	231,200[2]	5,407,768
Visteon Corp.	4,395,300[2]	27,514,577
Total Consumer Discretionary		626,161,636
Energy - 2.6%
Comstock Resources, Inc.*	317,000[2]	9,671,670
Dresser-Rand Group, Inc.*	222,300	5,375,214
Houston Exploration Co.*	320,500	16,922,400
Key Energy Services, Inc.*	648,300	8,732,601
Newfield Exploration Co.*	131,300	6,574,191
OMI Corp.	64,000[2]	1,161,600
Overseas Shipholding Group, Inc.	102,000[2]	5,139,780
Pogo Producing Co.	484, 200[2]	24,118,002
Stone Energy Corp.*	184,800[2]	8,413,944
Total Energy		86,109,402
Financials - 15.3%
Alabama National Bancorp	64,400[2]	4,170,544
American Financial Group, Inc.	155,300	5,949,543
American National Insurance Co.	68,950	8,066,461
AmerUs Group	204,800[2]	11,606,016
Aspen Insurance Holdings, Ltd.	399,600	9,458,532
BankUnited Financial Corp.	601,088[2]	15,970,908
Banner Corp.	217,740[2]	6,793,488
Brown & Brown, Inc.	530,200[2]	16,192,308
Chicago Mercantile Exchange Holdings, Inc.	57,450[2]	21,112,301
Chittenden Corp.	495,625[2]	13,783,331
Clark, Inc.	425,900[2]	5,643,175
Commercial Capital Bancorp, Inc.	497,400	8,515,488
Conseco, Inc.*	662,200[2]	15,343,174
Delphi Financial Group, Inc., Class A	298,200[2]	13,720,182
Downey Financial Corp.	393,380[2]	26,903,258
FelCor Lodging Trust, Inc.*	2,900,000[2]	49,909,000
Harbor Florida Bancshares, Inc.	224,900[2]	8,332,545
Hilb, Rogal & Hamilton Co.	305,500[2]	11,764,805
iStar Financial, Inc.	375,600[2]	13,390,140
Jefferies Group, Inc.	290,350[2]	13,059,943
MCG Capital Corp.	693,578	10,119,303
Meristar Hospitality Corp.*[4]	5,024,600	47,231,240
MI Developments, Inc., Class A	1,804,700[2]	62,045,586
National Western Life Insurance Co., Class A*	12,000	2,482,920
Prosperity Bancshares, Inc.	330,300[2]	9,492,822
Provident Bankshares Corp.	235,565[2]	7,955,030

The accompanying notes are an integral part of these financial statements.

11

Managers Special Equity Fund

Schedule of Portfolio Investments (continued)

Security Description	Shares	Value
Financials (continued)
Reinsurance Group of America, Inc.	338,900[2]	$16,185,864
Scottish Annuity & Life Holdings, Ltd.	516,600[2]	12,682,530
South Financial Group, Inc.	22,011	606,183
St. Joe Co., The	111,500[2]	7,495,030
Sterling Financial Corp.	803,105[2]	20,061,563
Triad Guaranty, Inc.*	104,682[2]	4,604,961
U.S.I. Holdings Corp.*	808,401[2]	11,131,682
United PanAm Financial Corp.*	228,200	5,903,534
Webster Financial Corp.	279,800	13,122,620
Total Financials		510,806,010
Health Care - 10.4%
Adams Respiratory Therapeutics, Inc.*	276,850	11,256,721
Affymetrix, Inc.*	83,300	3,977,575
Amsurg Corp.*	258,400	5,907,024
Aspect Medical Systems, Inc.*	174,975[2]	6,010,391
Atherogenics, Inc.*	270,100[2]	5,404,701
Centene Corp.*	604,000[2]	15,879,160
Cepheid, Inc.*	464,700	4,080,066
Charles River Laboratories International, Inc.*	398,516[2]	16,885,122
Cyberonics, Inc.*	338,400[2]	10,930,320
DaVita, Inc.*	138,400[2]	7,008,576
DexCom, Inc.*	385,000	5,744,200
Eclipsys Corp.*	304,200	5,758,506
Fisher Scientific International, Inc.*	60,000[2]	3,711,600
Foxhollow Technologies, Inc.*	318,900[2]	9,500,031
Gen-Probe, Inc.*	258,800	12,626,852
Harvard Bioscience, Inc.*	595,900	2,651,755
IMS Health, Inc.	820,081	20,436,418
Intuitive Surgical, Inc.*	195,400[2]	22,914,557
Kyphon, Inc.*	278,150[2]	11,356,865
LCA-Vision, Inc.	192,050[2]	9,124,296
LifeCell Corp.*	253,825[2]	4,840,443
Lincare Holdings, Inc.*	212,100[2]	8,889,111
Momenta Pharmaceutical, Inc.*	220,000[2]	4,848,800
NeoPharm, Inc.*	358,100[2]	3,863,899
Neurometrix, Inc.*	215,600[2]	5,881,568
NitroMed, Inc.*	824,400[2]	11,500,380
NuVasive, Inc.*	396,875[2]	7,183,438
NxStage Medical, Inc.*	239,800[2]	2,868,008
Omnicell, Inc.*	200,500	2,395,975
Owens & Minor, Inc.	213,300[2]	5,872,149
Par Pharmaceutical Co., Inc.*	136,900	4,290,446
Resmed, Inc.*	148,725[2]	5,697,655
Sonosite, Inc.*	94,300	3,301,443
Syneron Medical Ltd.*	416,050[2]	13,209,588
Telik, Inc.*	238,200	4,047,018
Thoratec Corp.*	246,200	5,093,878
Triad Hospitals, Inc.*	613,264	24,058,347
United Therapeutics Corp.*	305,275[2]	21,100,608
Universal Health Services, Inc., Class B	170,000[2]	7,945,800
VCA Antech, Inc.*	284,450[2]	8,021,490
Total Health Care		346,074,780
Industrials - 20.4%
AAR Corp.*	259,200[2]	6,207,840
Acuity Brands, Inc.	448,953[2]	14,276,705
Adesa, Inc.	546,900	13,355,298
Air France	948,178	20,499,608
Airtran Holdings, Inc.*	1,542,550[2]	24,727,077
Alaska Airgroup, Inc.*	615,000[2]	21,967,800
Albany International Corp.	312,600	11,303,616
American Commercial Lines, Inc.*	147,000	4,452,630
Astec Industries, Inc.*	72,775	2,376,832
Axsys Technologies, Inc.*[4]	680,850	12,221,258
BE Aerospace, Inc.*	748,250	16,461,500
Brink’s Co., The	420,241	20,133,746
Builders FirstSource, Inc.*	427,925	9,144,757
Carlisle Co., Inc.	142,700	9,867,705
CNF, Inc.	105,600	5,901,984
Continental Airlines, Inc.*	529,600[2]	11,280,480
CoStar Group, Inc.*	149,830	6,468,161
Crane Co.	502,700[2]	17,730,229
Curtiss-Wright Corp.	131,300[2]	7,168,980
DeVry, Inc.*	658,200[2]	13,164,000
DRS Technologies, Inc.	106,200[2]	5,460,804
Dycom Industries, Inc.*	484,400	10,656,800
Education Management Corp.*	112,400	3,766,524
EGL, Inc.*	263,500	9,899,695
EnerSys*	179,900[2]	2,345,896
First Advantage Corp.*	395,600[2]	10,566,476
Flowserve Corp.*	245,500[2]	9,711,980
General Cable Corp.*	161,775	3,186,968
Global Power Equipment Group, Inc.*	746,100[2]	3,372,372
Granite Construction, Inc.	261,700[2]	9,397,647
Heidrick & Struggles International, Inc.*	241,200[2]	7,730,460
Hudson Highland Group, Inc.*	476,400	8,270,304
Insituform Technologies, Inc.*	594,800	11,521,276
Interpool, Inc.	424,300	8,010,784
ITT Educational Services, Inc.*	l,131,600[2]	66,888,875
Jackson Hewitt Tax Service, Inc.	214,200	5,935,482
JLG Industries, Inc.	366,200[2]	16,720,692
Laidlaw International, Inc.	529,100	12,290,993
Lydall, Inc.*	231,500	1,886,725
Mercury Computer Systems, Inc.*	494,800	10,207,724

The accompanying notes are an integral part of these financial statements.

12

Managers Special Equity Fund

Schedule of Portfolio Investments (continued)

Security Description	Shares	Value
Industrials (continued)
NCI Building Systems, Inc.*	350,800[2]	$14,901,984
Nuco2, Inc.*	48,900	1,363,332
Pacer International, Inc.*	228,300[2]	5,949,498
Perini Corp. *	195,000	4,709,250
Power-One, Inc.*	976,900	5,880,938
Precision Castparts Corp.	60,200	8,299,962
Royal Group Technologies Ltd. *	1,511,100	13,599,900
Ryder System, Inc.	192,800[2]	7,908,656
Schawk, Inc.	73,300[2]	1,520,975
Sea Containers, Ltd., Class A	658,900	8,262,606
Sea Containers, Ltd., Class B	13,090	160,614
Sequa Corp., Class A*	99,600[2]	6,877,380
Sequa Corp., Class B*	38,300	2,661,850
Shaw Group, Inc., The*	779,050[2]	22,662,565
Steelcase, Inc.	826,900[2]	13,089,827
Swift Transportation Co., Inc.*	411,000[2]	8,343,300
Tecumseh Products Co., Class B	175,993[2]	3,511,060
Thomas & Betts Corp.*	653,500	27,420,860
United Stationers, Inc.*	232,500[2]	11,276,250
URS Corp.*	511,850	19,250,679
Volt Information Sciences, Inc.*	69,350	1,319,037
Walter Industries, Inc.	142,500[2]	7,085,100
Washington Group International, Inc.*	197,100[2]	10,440,387
Watson Wyatt & Co.	363,000	10,127,700
Total Industrials		683,162,393
Information Technology - 21.9%
3Com Corp.*	4,638,600	16,698,960
Actel Corp. *	669,600	8,524,008
Akamai Technologies, Inc.*	846,400[2]	16,868,752
Aladdin Knowledge Systems, Ltd. *	284,400	4,897,368
Anaren Microwave, Inc. *[4]	1,057,900	16,534,977
Andrew Corp. *	632,000	6,781,360
Applied Films Corp.*	295,300[2]	6,133,381
aQuantive, Inc. *	991,900[2]	25,035,556
Artesyn Technologies, Inc. *	522,300[2]	5,379,690
ASM International NV*	424,300[2]	7,136,726
ATMI, Inc.*	986,900	27,603,592
AudioCodes, Ltd.*	1,268,800[2]	14,083,680
Avid Technology, Inc.*	416,300	22,796,588
Belden CDT, Inc.	375,200[2]	9,166,136
Benchmark Electronics, Inc.*	452,700[2]	15,224,301
Blue Coat Systems, Inc. *	315,150[2]	14,408,658
Centra Software, Inc.*	321,400	642,800
CheckFree Corp. *	80,700	3,704,130
Checkpoint Systems, Inc. *	418,300[2]	10,311,095
Cognizant Technology Solutions Corp.*	188,880[2]	9,510,108
CommScope, Inc.*	662,200[2]	13,330,086
Comtech Group, Inc.*	159,100	988,011
Digitas, Inc.*	630,500	7,893,860
ECI Telecommunications, Ltd. *	999,400	7,485,506
eFunds Corp.*	767,626[2]	17,993,153
Electronics for Imaging, Inc.*	464,781[2]	12,367,822
Equinix, Inc.*	549,600	22,401,695
Exfo Electro-Optical Engineering, Inc.*	1,893,100[2]	8,526,522
F5 Networks, Inc.*	225,450[2]	12,893,486
Fairchild Semiconductor International, Inc.*	1,165,600[2]	19,710,296
Fargo Electronics, Inc.*	217,200	4,181,100
FEI Co.*	312,300	5,986,791
Foundry Networks, Inc. *	850,150	11,740,572
Genesis Microchip, Inc.*	377,300[2]	6,825,357
Global Payments, Inc.	175,700[2]	8,189,377
Identix, Inc. *	3,805,600[2]	19,066,056
Integral Systems, Inc.	200,000	3,772,000
Intevac, Inc.*	388,200	5,124,240
Keithley Instruments, Inc.	570,600	7,976,988
MEMC Electronic Materials, Inc. *	331,100	7,340,487
Mentor Graphics Corp.*	1,120,600	11,587,004
MRO Software, Inc.*	301,400	4,231,656
Multi-Fineline Electronix, Inc.*	90,250	4,347,343
NDS Group, PLC*	105,700	4,349,555
Netgear, Inc.*	265,400[2]	5,108,950
Netlogic Microsystems, Inc.*	196,175[2]	5,343,807
Parametric Technology Corp.*	2,316,100	14,128,210
Park Electrochemical Corp.	257,400	6,687,252
Perot Systems Corp.*	267,100	3,776,794
Power Integrations, Inc. *	585,900	13,950,279
Reynolds & Reynolds Co., The, Class A	115,000	3,228,050
RF Micro Devices, Inc.*	2,349,550	12,711,066
RightNow Technologies, Inc. *	486,300[2]	8,977,098
Rogers Corp. *	370,500[2]	14,516,190
S1 Corp.*	867,700	3,774,495
Salesforce.com, Inc.*	599,600[2]	19,217,180
ScanSource, Inc. *	94,300[2]	5,156,324
SERENA Software, Inc.*	269,600	6,319,424
Sierra Wireless, Inc. *	557,100[2]	6,183,810
Symmetricom, Inc.*	379,100	3,210,977
SYNNEX Corp.*	459,000[2]	6,935,490
Synopsys, Inc.*	356,400	7,149,384
TALX Corp.	244,300	11,166,953
Terayon Communication Systems, Inc.*	4,565,700	10,546,767
Trident Microsystems, Inc. *	1,158,200[2]	20,847,600
Utstarcom, Inc.*	2,080,000[2]	16,764,800
Vishay Intertechnology, Inc.*	713,900[2]	9,823,264

The accompanying notes are an integral part of these financial statements.

13

Managers Special Equity Fund

Schedule of Portfolio Investments (continued)

Security Description	Shares	Value
Information Technology (continued)
WebEx Communications, Inc.*	728,800	$15,763,944
WebSideStory, Inc. *	304,300	5,516,959
Witness Systems, Inc.*	562,250[2]	11,059,458
Woodhead Industries, Inc. [4]	629,200	8,727,004
Wright Express Corp. *	319,600	7,031,200
Total Information Technology		733,373,558
Materials - 4.3%
AK Steel Holding Corp.* [4]	4,929,400[2]	39,188,730
Albemarle Corp.	308,300[2]	11,823,305
Aleris International, Inc.*	267,400	8,620,976
Cytec Industries, Inc.	336,800[2]	16,041,784
Longview Fibre Co.	659,900[2]	13,732,519
Lubrizol Corp.	439,000	19,065,770
Scotts Co., The, Class A	160,800[2]	7,274,592
Stillwater Mining Co.*	1,168,900[2]	13,524,173
Symyx Technologies, Inc.*	509,600	13,906,984
Total Materials		143,178,833
Telecommunication Services - 0.6%
General Communication, Inc., Class A*	878,100	9,070,773
Syniverse Holdings, Inc.*	559,500[2]	11,693,550
Total Telecommunication Services		20,764,323
Utilities - 2.3%
Avista Corp.	1,202,200	21,290,962
Reliant Resources, Inc. *	4,851,500[2]	50,067,480
Sierra Pacific Resources Corp.*	530,800	6,921,632
Total Utilities		78,280,074
Total Common Stocks (cost $2,508,166,959)		3,227,911,009

	Principal Amount
U.S. Government Obligations - 0.6%[5]
United States Treasury Bonds - 0.4%
U.S. Treasury Bonds, 7.125%, 02/15/23	$2,567,549	3,413,960
U.S. Treasury Bonds, 7.250%, 05/15/16	614,765	765,338
U.S. Treasury Bonds, 8.750%, 08/15/20	1,263,170	1,871,349
U.S. Treasury Inflation Indexed Bonds, 1.875%, 07/15/13	6,631,644	7,142,551
Total United States Treasury Bonds		13,193,198
United States Treasury Notes - 0.2%
U.S. Inflation Indexed Notes, 0.875%, 04/15/10	2,034,149	2,045,352
U.S. Treasury Notes, 4.000%, 06/15/09	3,912,636	3,890,877
Total United States Treasury Notes		5,936,229
Total U.S. Government Obligations (cost $19,129,427)	Shares	19,129,427
Rights - 0.0%#
dELiA*s Corp. Rights, Exp. 04/30/06 (cost $0)	25,626	$25,626
Warrants - 0.0%#
Air France, ADR (cost $1,361,928)	861,980	1,336,069
Short-Term Investments - 30.1%[1]
Other Investment Companies - 26.7%
AIM Liquid Assets Portfolio, Institutional Class Shares, 4.21%	65,966,719	65,966,719
Bank of New York Institutional Cash Reserves Fund, 4.30%[3]	682,264,546	682,264,546
JPMorgan Prime Money Market Fund, Institutional Class Shares, 4.14%	91,287,934	91,287,934
Vanguard Prime Money Market Fund, 4.01%	52,356,926	52,356,926
Total Other Investment Companies		891,876,125
Other Short-Term Investments - 3.4%[3]

	Principal Amount
Goldman Sachs Promissory Notes, 4.33%	$45,049,088	45,049,088
Greenwich Capital Holdings, Inc., 4.33%	30,036,083	30,036,083
Liquid Funding Ltd., 4.35%	40,090,515	40,090,515
Total Other Short-Term Investments		115,175,686
Total Short-Term Investments (cost $1,007,051,811)		1,007,051,811
Total Investments -127.2% (cost $3,535,710,125)		4,255,453,942
Other Assets, less Liabilities - (27.2)%		(910,599,131)
Net Assets - 100.0%		$3,344,854,811

Based on the approximate cost of investments of $3,551,635,646 for Federal income tax purposes at December 31, 2005, the aggregate gross unrealized appreciation and depreciation were $819,584,598 and $115,766,302, respectively, resulting in net unrealized appreciation of investments of $703,818,296.

*	Non-income-producing securities.

[1]	Yield shown for an investment company represents the December 31, 2005, seven day yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

[2]	Some or all of these shares were out on loan to various brokers as of December 31, 2005, amounting to a market value of $786,568,322, or approximately 23.5% of net assets.

[3]	Collateral received from brokers for securities lending was invested in these short-term investments.

[4]	Affiliated Company- See Note 6 in the Notes to Financial Statements.

[5]	Non-cash collateral received for securities loaned.
#	Rounds to less then 0.1%.

The accompanying notes are an integral part of these financial statements.

14

Statement of Assets and Liabilities

December 31, 2005

Assets:
Investments at value (including securities on loan valued at $786,568,322)	$4,255,453,942
Receivable for investments sold	26,405,034
Receivable for Fund shares sold	1,000,821
Dividends, interest and other receivables	2,472,078
Prepaid expenses	163,830

Total assets	4,285,495,705

Liabilities:
Payable to Custodian	104,340,476
Payable for Fund shares repurchased	4,446,811
Payable upon return of securities loaned	816,569,658
Payable for investments purchased	9,772,829
Accrued expenses:
Investment advisory and management fees	2,709,448
Administrative fees	752,625
Other	2,049,047

Total liabilities	940,640,894

Net Assets	$3,344,854,811

Managers Shares:

Net Assets	$2,834,313,609

Shares outstanding	32,661,672

Net asset value, offering and redemption price per share	$86.78

Institutional Class Shares:

Net Assets	$510,540,761

Shares outstanding	5,862,288

Net asset value, offering and redemption price per share	$87.09

Net Assets Represent:
Paid-in capital	$2,580,850,289
Undistributed net investment income	1,227,593
Accumulated net realized gain from investments	43,033,112
Net unrealized appreciation of investments	719,743,817

Net Assets	$3,344,854,811

* Investments at cost	$3,535,710,125

The accompanying notes are an integral part of these financial statements.

15

Statement of Operations

For the year ended December 31, 2005

Investment Income:
Dividend income	$26,605,557
Foreign withholding tax	(218,232)
Securities lending fees	1,719,042

Total investment income	28,106,367

Expenses:
Investment management fees	31,662,152
Administrative fees	8,795,043
Transfer agent	7,953,424
Custodian	643,542
Professional fees	452,668
Reports to shareholders	346,006
Trustees fees and expenses	149,864
Registration fees	116,437
Miscellaneous	182,489

Total expenses before offsets	50,301,625

Fee waiver	(28,665)
Expense reductions	(1,834,712)

Net expenses	48,438,248

Net investment loss	(20,331,881)

Net Realized and Unrealized Gain (Loss):
Net realized gain on investment transactions	370,099,739
Net unrealized depreciation of investments	(216,366,681)

Net realized and unrealized gain	153,733,058

Net Increase in Net Assets Resulting from Operations	$133,401,177

The accompanying notes are an integral part of these financial statements.

16

Statement of Changes in Net Assets

For the year ended December 31,

	Managers Special Equity Fund
	2005	2004
Increase (Decrease) in Net Assets From Operations:
Net investment loss	$(20,331,881)	$(22,980,406)
Net realized gain on investments	370,099,739	347,977,454
Net unrealized appreciation (depreciation) of investments	(216,366,681)	156,903,987

Net increase in net assets resulting from operations	133,401,177	481,901,035

Distributions to Shareholders:
From net realized gain on investments:
Managers Class	(230,875,965)	—
Institutional Class	(39,895,773)	—

Total distributions to shareholders	(270,771,738)	—

From Capital Share Transactions: Managers Class:
Proceeds from sale of shares	698,310,169	303,268,419
Reinvestment of distributions	210,983,200	—
Cost of shares repurchased	(1,368,795,175)	(1,287,267,301)

Net decrease from capital share transactions	(459,501,806)	(983,998,882)

Institutional Class:
Proceeds from sale of shares	318,303,171	971,313,866
Reinvestment of distributions	34,758,890	—
Cost of shares repurchased	(100,347,591)	(59,521,580)

Net increase from capital share transactions	252,714,470	911,792,286

Net decrease from capital share transactions	(206,787,336)	(72,206,596)

Total increase (decrease) in net assets	(344,157,897)	409,694,439

Net Assets:
Beginning of year	3,689,012,708	3,279,318,270

End of year	$3,344,854,811	$3,689,012,708

End of year undistributed net investment income	$1,227,593	$658,568

Share Transactions:
Managers Class:
Sale of shares	7,901,047	12,009,151
Reinvested shares	2,423,708	—
Shares repurchased	(15,430,176)	(16,026,228)

Net decrease in shares	(5,105,421)	(4,017,077)

Institutional Class:
Sale of shares	3,552,228	3,770,486
Reinvested shares	397,790	—
Shares repurchased	(1,113,572)	(744,644)

Net increase in shares	2,836,446	3,025,842

The accompanying notes are an integral part of these financial statements.

17

Financial Highlights

For a share outstanding throughout each year ended December 31,

	Managers Class
	2005		2004		2003		2002	2001
Net Asset Value, Beginning of Year	$90.42		$78.48		$55.08		$70.59	$76.82

Income from Investment Operations:
Net investment loss	(0.54	) [5]	(0.56)		(0.43)		(0.34)	(0.18)
Net realized and unrealized gain (loss) on investments	4.18		12.50		23.83		(15.17)	(6.05)

Total from investment operations	3.64		11.94		23.40		(15.51)	(6.23)

Less Distributions to Shareholders from:

Net realized gain on investments	(7.28)		—		—		—	—

Net Asset Value, End of Year	$86.78		$90.42		$78.48		$55.08	$70.59

Total Return [1]	4.00%		15.18%		42.50%		(21.98)%	(8.07)%
Ratio of net expenses to average net assets [1]	1.40%		1.40%		1.43%		1.31%	1.29%
Ratio of total expenses to average net assets [1]	1.45	% [4]	1.45	% [4]	1.46	% [4]	1.32%	1.30%
Ratio of net investment loss to average net assets	(0.60)%		(0.69)%		(0.72)%		(0.56)%	(0.27)%
Portfolio turnover	80%		68%		64%		67%	62%
Net assets at end of year (000’s omitted)	$2,834,314		$3,415,003		$3,279,318		$2,020,821	$2,295,234

	Institutional Class
	For the year ended December 31, 2005		For the period* ended December 31, 2004
Net Asset Value, Beginning of Period	$90.56		$78.91
Income from Investment Operations:
Net investment loss	(0.33	) [5]	(0.21)
Net realized and unrealized gain on investments	4.14		11.86

Total from investment operations	3.81		11.65

Less Distributions to Shareholders from:

Net realized gain on investments	(7.28)		—

Net Asset Value, End of Period	$87.09		$90.56

Total Return[1]	4.21%		14.75	% [2]
Ratio of net expenses to average net assets[1]	1.20%		1.20	% [3]
Ratio of total expenses to average net assets[1]	1.25	% [4]	1.26	% [3],[4]
Ratio of net investment loss to average net assets	(0.56)%		(0.49	)% [3]
Portfolio turnover	80%		68	% [2]
Net assets at end of period (000’s omitted)	$510,541		$274,010

*	Commencement of operations was May 3, 2004.

[1]	See Note 1(c) of “Notes to Financial Statements.”

[2]	Not annualized.

[3]	Annualized.

[4]	Excludes the impact of fee waivers and expense offsets such as brokerage credits, but includes nonreimbursable expenses such as interest and taxes. (See Note 1c to the Notes to Financial Statements.)

[5]	Per share numbers have been calculated using average shares.

18

Notes to Financial Statements

December 31, 2005

(1) Summary of Significant Accounting Policies

The Managers Funds (the “Trust”) is an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Currently, the Trust is comprised of a number of investment series. Included in this report is the Managers Special Equity Fund (“Special Equity”or the “Fund”).

Special Equity offers both Managers Class shares and Institutional Class shares. The Institutional Class shares, which are designed primarily for institutional investors that meet certain administrative and servicing criteria, have a minimum investment of $2,500,000. Managers Class shares are offered to all other investors. Each class represents an interest in the same assets of Special Equity and the classes are identical except for class specific expenses related to shareholder costs. Investment income, realized and unrealized capital gains and losses, the common expenses of Special Equity, and certain Fund level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of Special Equity. Both classes have equal voting privileges except that each class has exclusive voting rights with respect to its services and/or distribution plan.

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

(a) Valuation of Investments

Equity securities traded on a domestic or international securities exchange are generally valued at the last quoted sale price, or, lacking any sales, at the last quoted bid price. Over-the-counter securities are valued at the Nasdaq Official Closing Price, if one is available. Lacking any sales, over-the-counter securities, are valued at the last quoted bid price. Under certain circumstances, the value of a Fund investment may be based on an evaluation of its fair value, pursuant to procedures established by and under the general supervision of the Board of Trustees of the Fund. A Fund may use the fair value of a portfolio security to calculate its NAV when, for example, (1) market quotations are not readily available because a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and not resumed prior to the time as of which the Fund calculates its NAV, (3) where a significant event affecting the value of a portfolio security is determined to have occurred between the time of the market quotation provided for a portfolio security and the time as of which the Fund calculates its NAV, (4) a security’s price has remained unchanged over an extended period of time (often referred to as a “stale price”), or (5) the Investment Manager determines that a market quotation is inaccurate. The Investment Manager monitors intervening events that may affect the value of securities held in each Fund’s portfolio and, in accordance with procedures adopted by the Funds’ Trustees, will adjust the prices of securities traded in foreign markets, as appropriate, to reflect the impact of events occurring subsequent to the close of such markets but prior to the time each Fund’s NAV is calculated. Fixed-income securities are valued based on valuations furnished by independent pricing services that utilize matrix systems, which reflect such factors as security prices, yields, maturities and ratings, and are supplemented by dealer and exchange quotations. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Investments in other regulated investment companies are valued at their end of day net asset value per share except iShares or other ETF’s, which are valued the same as equity securities. Securities (including derivatives) for which market quotations are not readily available are valued at fair value, as determined in good faith, and pursuant to procedures adopted by the Board of Trustees of the Trust.

Investments in certain securities such as preferred stocks are valued on the basis of valuations provided by dealers or by a pricing service which uses information with respect to transactions in such securities, various relationships between securities in determining value.

(b) Security Transactions

Security transactions are accounted for as of the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

The Fund had certain portfolio trades directed to a broker under a brokerage recapture program. For the year ended December 31, 2005, under this arrangement the total amount by which the cost of the Fund’s securities were reduced or proceeds on sales increased was $246,255.

(c) Investment Income and Expenses

Dividend income is recorded on the ex-dividend date except certain dividends from foreign securities where the ex-dividend

19

Notes to Financial Statements (continued)

date may have passed. These dividends are recorded as soon as the Trust is informed of the ex-dividend date. Dividend income on foreign securities is recorded net of any withholding tax. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Non-cash dividends included in dividend income, if any, are reported at the fair value of the securities received. Other income and expenses are recorded on an accrual basis. Expenses that cannot be directly attributed to a fund are apportioned among the Funds in the Trust and in some cases other affiliated funds based upon their relative average net assets or number of shareholders.

The Fund had certain portfolio trades directed to various brokers who paid a portion of the Fund’s expenses. For the year ended December 31, 2005, under this arrangement the Fund’s expenses were reduced and the impact on the expense ratio was $1,828,210 or 0.05%.

The Fund has a “balance credit” arrangement with The Bank of New York (“BNY”), the Fund’s custodian, whereby the Fund is credited with an interest factor equal to 1% below the effective 90-day T-Bill rate for account balances left uninvested overnight. This credit serves to reduce the custody expense that would otherwise be charged to the Fund. For the year ended December 31, 2005, the custodian expense was reduced $6,502 under this arrangement.

Managers Investment Group LLC (formerly The Managers Funds LLC) (the “Investment Manager”) had agreed to waive a portion of its fee or reimburse expenses of Special Equity commensurate with the reduction in the fee paid to Essex Investment Management Company LLC (“Essex”) (subadvisor to Special Equity from December 19, 2003 to January 17, 2005), which was 0.10% of the average daily net assets of the portion of the Fund managed by Essex in excess of $100 million. From January 1, 2005 to January 17, 2005 the amount waived equaled $28,665. On January 18, 2005, Essex was replaced with Veredus Asset Management, and the Investment Manager discontinued waiving a portion of its fee.

Total returns and net investment income for the Fund would have been lower had certain expenses not been offset.

(d) Dividends and Distributions

Dividends resulting from net investment income, if any, normally will be declared and paid annually. Distributions of capital gains, if any, will be made on an annual basis and when required for Federal excise tax purposes. Income and capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for losses deferred due to wash sales, equalization accounting for tax purposes, foreign currency and market discount transactions. Permanent book and tax basis differences, if any, relating to shareholder distributions will result in reclassifications to paid-in capital. The tax character of distributions paid during the past two years were as follows:

	2005	2004
Distributions paid from:
Ordinary income	$—		$—
Short-term capital gains	—		—
Long-term capital gains	270,771,738		—

	$270,771,738	$

As a % of distributions paid:
Qualified ordinary income	—		—
Ordinary income - dividends received deduction	—		—

As of December 31, 2005, the components of distributable earnings (excluding unrealized appreciation/depreciation) on a tax basis consisted of:

2005
Capital loss carryforward	$—
Undistributed ordinary income	—
Undistributed short-term capital gains	—
Undistributed long-term capital gains	$60,186,226

$60,186,226

(e) Federal Taxes

The Fund intends to comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, to distribute substantially all of its taxable income and gains to its shareholders and to meet certain diversification and income requirements with respect to investment companies. Therefore, no provision for Federal income or excise tax is included in the accompanying financial statements.

20

Notes to Financial Statements (continued)

(f) Capital Loss Carryovers

As of December 31, 2005, the Fund had no accumulated net realized capital loss carryover from securities transactions for Federal income tax purposes.

(g) Capital Stock

The Trust’s Declaration of Trust authorizes for each series the issuance of an unlimited number of shares of beneficial interest, without par value. The Fund records sales and repurchases of its capital stock on the trade date. Dividends and distributions to shareholders are recorded on the ex-dividend date.

At December 31, 2005, certain unaffiliated shareholders, specifically omnibus accounts, individually held greater than 10% of the outstanding shares of the Fund: Special Equity Managers Class shares-two own collectively 34%; Special Equity Institutional Class shares – three own collectively 35%.

(2) Agreements and Transactions with Affiliates

The Trust has entered into an Investment Management Agreement under which the Investment Manager provides or oversees investment management services to the Fund. The Investment Manager selects subadvisors for the Fund (subject to Trustee approval), allocates assets among subadvisors and monitors the subadvisor’s investment programs and results. The Fund’s investment portfolio is managed by portfolio managers who serve pursuant to Subadvisory Agreements with the Investment Manager. Investment management fees are paid directly by the Fund to the Investment Manager based on average daily net assets. The annual investment management fee rate, as a percentage of average daily net assets for the year ended December 31, 2005 was 0.90%.

The Trust has entered into an Administration and Shareholder Servicing Agreement under which Managers Investment Group LLC serves as the Fund’s administrator (the “Administrator”) and is responsible for all aspects of managing the Fund’s operations, including administration and shareholder services to the Fund, its shareholders, and certain institutions, such as bank trust departments, broker-dealers and registered investment advisers, that advise or act as an intermediary with the Fund’s shareholders. During the year ended December 31, 2005, the Fund paid a fee to the Administrator at the rate of 0.25% per annum of the Fund’s average daily net assets.

Prior to July 1, 2005, the aggregate annual retainer paid to each Independent Trustee was $52,000, plus $2,000 for each meeting attended. Effective July 1, 2005, the aggregate annual retainer paid to each Independent Trustee is $55,000, plus $4,000 or $2,000 for each regular or special meeting attended, respectively. The Trustees’ fees and expenses are allocated amongst all of the Funds for which Managers Investment Group LLC serves as the Investment Manager (the “Managers Funds”) based on the relative net assets of such Funds. The Independent Chairman of the Trust receives an additional payment of $10,000 per year. (Prior to July 1, 2005, the Independent Chairman was paid an additional $5,000 per year). Effective July 1, 2005, the Chairman of the Audit Committee receives an additional $2,000 per year. The “Trustee fees and expenses” shown in the financial statements represents the Fund’s allocated portion of the total fees and expenses paid by the Managers Funds.

The Fund is distributed by Managers Distributors, Inc. (“MDI”), a wholly-owned subsidiary of Managers Investment Group LLC. Certain Trustees and Officers of the Fund are Officers and/or Directors of the Investment Manager, AMG and/or MDI. MDI serves as the principal underwriter for the Fund. MDI is a registered broker-dealer and member of the National Association of Securities Dealers, Inc. (“NASD”). Shares of the Fund will be continuously offered and will be sold by brokers, dealers or other financial intermediaries who have executed selling agreements with MDI. MDI bears all the expenses of providing services pursuant to an Underwriting Agreement, including the payment of the expenses relating to the distribution of Prospectuses for sales purposes and any advertising or sales literature.

(3) Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term securities, for the year ended December 31, 2005, were $2,605,457,387 and $2,961,439,367, respectively. There were no purchases or sales of U.S. Government securities.

(4) Portfolio Securities Loaned

The Fund may participate in a securities lending program offered by BNY providing for the lending of equities, corporate bonds and government securities to qualified brokers. Collateral on all securities loaned is accepted in cash and/or government securities. Collateral is maintained at a minimum level of 102% of the market value, plus interest, if applicable, of investments on loan. Collateral received in the form of cash is invested temporarily in institutional money market funds or other short-term investments by BNY. Earnings (after any rebate) of such temporary cash investments are divided between BNY, as a fee for its services under the program, and the Fund loaning the security, according to agreed-upon rates.

21

Notes to Financial Statements (continued)

(5) Commitments and Contingencies

In the normal course of business, the Fund may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Fund under these arrangements is unknown, as this would involve future claims that may be against the Fund that have not yet occurred. However, based on experience, the Fund expects the risks of loss to be remote.

(6) Transactions with Affiliated Companies

An affiliated company is a company that is directly or indirectly controlled by a related party or a company in which a fund has ownership of at least 5% of the voting securities. Transactions during the year ended December 31, 2005, with companies which are or were affiliates are as follows:

Affiliate	Purchase Cost	Sales Cost	Dividend Income	Market Value
AK Steel Holding Corp.	$18,203,786	$28,775,398	$—	$39,188,730
Anaren Microwave, Inc.	—	—	—	16,534,977
Axsys Technologies, Inc.	7,135,320	5,648,233	—	12,221,258
Meristar Hospitality Corp.	—	—		47,231,240
Woodhead Industries, Inc.	6,745,132	4,050,727	147,190	8,727,004

Totals	$32,084,238	$38,474,358	$147,190	$123,903,209

Tax Information (unaudited)

The Fund hereby designate the maximum amounts allowable of their net taxable income as qualified dividends as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. The 2005 Form 1099-DIV you receive for the Fund will show the tax status of all distributions paid to you during the year.

Pursuant to section 852 of the Internal Revenue Code, the Fund designated $330,957,964 as long-term capital gains for the taxable year ended December 31, 2005.

22

Report of Independent Registered Public Accounting Firm

To the Trustees of The Managers Funds and the

Shareholders of Managers Special Equity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statement of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Managers Special Equity Fund (hereafter referred to as the “Fund”), at December 31, 2005, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 22, 2006

23

Trustees and Officers

The Trustees and Officers of the Trust, their business addresses, principal occupations for the past five years and dates of birth are listed below. The Trustees provide broad supervision over the affairs of the Trust and the Fund. The Trustees are experienced executives who meet periodically throughout the year to oversee the Fund’s activities, review contractual arrangements with companies that provide services to the Fund, and review the Fund’s performance. Unless otherwise noted, the address of each Trustee or Officer is the address of the Trust: 800 Connecticut Avenue, Norwalk, Connecticut 06854.

There is no stated term of office for Trustees. Trustees serve until their resignation, retirement or removal in accordance with the Trust’s organizational documents and policies adopted by the Board from time to time. The President, Treasurer and Secretary hold office until a successor has been duly elected and qualified. Other officers serve at the pleasure of the Trustees.

Independent Trustees

The following Trustees are not “interested persons” of the Trust within the meaning of the 1940 Act:

Name, Date of Birth, Number of Funds Overseen in Fund Complex*	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee

Jack W. Aber, 9/9/37 • Trustee since 1999 • Oversees 36 Funds in Fund Complex	Professor of Finance, Boston University School of Management (1972-Present); Trustee of Appleton Growth Fund (1 portfolio); Trustee of Third Avenue Trust (4 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio)

William E. Chapman, II, 9/23/41 • Independent Chairman • Trustee since 1999 • Oversees 36 Funds in Fund Complex	President and Owner, Longboat Retirement Planning Solutions (1998-Present); Hewitt Associates, LLC (part time) (provider of Retirement and Investment Education Seminars); Interim Executive Vice President, QuadraMed Corporation (2001); President, Retirement Plans Group, Kemper Funds (1990-1998); Trustee of Bowdoin College (2002-Present); Trustee of Third Avenue Trust (4 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio)

Edward J. Kaier, 9/23/45 • Trustee since 1999 • Oversees 36 Funds in Fund Complex	Attorney at Law and Partner, Hepburn Willcox Hamilton & Putnam, LLP (1977-Present); Trustee of Third Avenue Trust (4 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio)

Steven J. Paggioli, 4/3/50 • Trustee since 1993 • Oversees 36 Funds in Fund Complex	Consultant (2001-Present); Formerly Executive Vice President and Director, The Wadsworth Group (1986-2001); Executive Vice President, Secretary and Director, Investment Company Administration, LLC (1990-2001); Vice President, Secretary and Director, First Fund Distributors, Inc. (1991-2001); Trustee, Professionally Managed Portfolios (21 portfolios); Advisory Board Member, Sustainable Growth Advisors, LP; Trustee, Guardian Mutual Funds (28 portfolios)

Eric Rakowski, 6/5/58 • Trustee since 1999 • Oversees 36 Funds in Fund Complex	Professor, University of California at Berkeley School of Law (1990-Present); Visiting Professor, Harvard Law School (1998-1999); Trustee of Third Avenue Trust (4 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio)

Thomas R. Schneeweis, 5/10/47 • Trustee since 1987 • Oversees 36 Funds in Fund Complex	Professor of Finance, University of Massachusetts (1985-Present); Director, CISDM at the University of Massachusetts, (1996-Present); President, Alternative Investment Analytics, LLC, (formerly Schneeweis Partners, LLC) (2001- Present); Director of Research, Lyra/Starview Capital LLC, (2004-Present); Partner, Northampton Capital, LLC; Partner, Schneeweis Advisors and Massachusetts Finance Institute (both wholly owned subsidiaries of Alternative Investment Analytics). No other directorships held by Trustee.

*	The Fund Complex consists of Managers AMG Funds, The Managers Funds, Managers Trust I and Managers Trust II.

24

Trustees and Officers (continued)

Interested Trustees

The following Trustees are “interested persons” of the Trust within the meaning of the 1940 Act. Mr. Lebovitz is an interested person of the Trust within the meaning of the 1940 Act by virtue of his positions with Managers Investment Group LLC and Managers Distributors, Inc. Mr. Nutt is an interested person of the Trust within the meaning of the 1940 Act by virtue of his positions with, and interest in securities of, Affiliated Managers Group, Inc.

Name, Date of Birth, Number of Funds Overseen in Fund Complex*	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee

Peter M. Lebovitz, 1/18/55 • Trustee since 2002 • President since 1999 • Oversees 36 Funds in Fund Complex	Managing Partner, Managers Investment Group LLC (2005-Present); President and Chief Executive Officer, The Managers Funds LLC (1999-2004); President, Managers Distributors, Inc. (2000-Present); President, Managers AMG Funds (1999-Present); President, Managers Trust I (2000-Present); President, Managers Trust II (2000-Present); Director of Marketing, The Managers Funds, LP (1994-1999); Director of Marketing, Hyperion Capital Management, Inc. (1993- 1994); Senior Vice President, Greenwich Asset Management, Inc. (1989-1993); No other directorships held by trustee.

William J. Nutt, 3/30/45 • Trustee since 2005 • Oversees 36 Funds in Fund Complex	Chairman and Founder of Affiliated Managers Group, Inc., (1993-Present); Chief Executive Officer of Affiliated Managers Group, Inc. (1993-2004); Director, Affiliated Managers Group, Inc. (1993-Present); President of Affiliated Managers Group, Inc. (1993-1999); President and Chief Operating Officer, The Boston Company (1989-1993); Senior Executive Vice President, The Boston Company (1982-1989)

*	The Fund Complex consists of Managers AMG Funds, The Managers Funds, Managers Trust I and Managers Trust II.

Officers

Name, Date of Birth, Position(s) Held with Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years

Bruce M. Aronow, 5/31/65 • Chief Financial Officer since 2005	Managing Partner, Managers Investment Group LLC (2005-Present); Chief Financial Officer, Managers AMG Funds, Managers Trust I and Managers Trust II (2005-Present); Executive Vice President and Chief Financial Officer and Principal, Rorer Asset Management (1999-2004); Chief Operating Officer, Rorer Asset Management (2001-2004); Staff Accountant, Manager and Partner, Price- waterhouseCoopers LLP (1987-1998)

Christine C. Carsman, 4/2/52 • Secretary since 2004	Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2004-Present); Secretary, Managers AMG Funds, Managers Trust I and Managers Trust II (2004-Present); Senior Counsel, Vice President and Director of Operational Risk Management and Compliance, Wellington Management Company, LLP (1995-2004); Deputy General Counsel, The Boston Company, Inc. (1993-1995); Associate General Counsel, The Boston Company Advisors, Inc. (1991-1993); Associate, Sullivan & Worcester LLP (1987-1991)

Donald S. Rumery, 5/29/58 • Treasurer since 1995	Senior Vice-President, Managers Investment Group LLC (2005-Present); Director, Finance and Planning, The Managers Funds LLC, (1994-2004); Treasurer and Chief Financial Officer, Managers Distributors, Inc. (2000-Present); Treasurer, Managers AMG Funds (1999-Present); Treasurer, Managers Trust I and Managers Trust II (2000-Present); Secretary; Managers Trust I and Managers Trust II (2000-2004) and Secretary; The Managers Funds (1997-2004)

25

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Investment Manager and Administrator

Managers Investment Group LLC

800 Connecticut Avenue

Norwalk, Connecticut 06854-2325

(203) 299-3500 or (800) 835-3879

Distributor

Managers Distributors, Inc.

800 Connecticut Avenue

Norwalk, Connecticut 06854-2325

(203) 299-3500 or (800) 835-3879

Custodian

The Bank of New York

2 Hanson Place, 7th Floor

Brooklyn, New York 11217

Legal Counsel

Ropes & Gray LLP

One International Place

Boston, Massachusetts 02110-2624

Transfer Agent

PFPC, Inc.

Attn: Managers

P.O. Box 9769

Providence, Rhode Island 02940

(800) 548-4539

For ManagersChoice Only

The Managers Funds

PFPC, Inc. c/o Wrap Services

P.O. Box 9847

Providence, Rhode Island 02940

(800) 358-7668

MANAGERS AND MANAGERS AMG EQUITY FUNDS

CAPITAL APPRECIATION

Bramwell Capital Management, Inc.

Essex Investment Management Co., LLC

EMERGING MARKETS EQUITY

Rexiter Capital Management Limited

ESSEX AGGRESSIVE GROWTH

ESSEX LARGE CAP GROWTH

ESSEX SMALL/MICRO CAP GROWTH

Essex Investment Management Co., LLC

FIRST QUADRANT TAX-MANAGED EQUITY

First Quadrant, L.P.

INSTITUTIONAL MICRO-CAP

Kern Capital Management LLC

INTERNATIONAL EQUITY

Bernstein Investment Research and Management

Lazard Asset Management, LLC

Wellington Management Company, LLP

INTERNATIONAL GROWTH

Wellington Management Company, LLP

MICRO-CAP

Kern Capital Management LLC

MID-CAP

Chicago Equity Partners, LLC

REAL ESTATE SECURITIES

Urdang Securities Management, Inc.

RORER LARGE-CAP

Rorer Asset Management, LLC

SMALL CAP

TimesSquare Capital Management, LLC

SMALL COMPANY

Kalmar Investment Advisers, Inc.

SPECIAL EQUITY

Donald Smith & Co., Inc.

Kern Capital Management LLC

Skyline Asset Management, L.P.

Veredus Asset Management LLC

Westport Asset Management, Inc.

STRUCTURED CORE

First Quadrant, L.P.

SYSTEMATIC VALUE

Systematic Financial Management, L.P.

TIMESSQUARE MID CAP GROWTH

TIMESSQUARE SMALL CAP GROWTH

TimesSquare Capital Management, LLC

VALUE

Armstrong Shaw Associates Inc.

Osprey Partners Investment Mgmt., LLC

20

Oak Associates, Ltd.

MANAGERS BALANCED FUNDS

BALANCED

Chicago Equity Partners, LLC

Loomis, Sayles & Company L.P.

GLOBAL

333 Global Advisers*

Armstrong Shaw Associates Inc.

Bernstein Investment Research and Management

First Quadrant, L.P.

Kern Capital Management LLC

Northstar Capital Management, Inc.

Wellington Management Company, LLP

MANAGERS

FIXED INCOME FUNDS

BOND (MANAGERS)

Loomis, Sayles & Company L.P.

BOND (MANAGERS FREMONT)

Pacific Investment Management Co. LLC

CALIFORNIA INTERMEDIATE TAX-FREE

Evergreen Investment Management Co., LLC

FIXED INCOME

Loomis, Sayles & Company L.P.

GLOBAL BOND

Loomis, Sayles & Company L.P.

HIGH YIELD

J.P. Morgan Investment Management Inc.

INTERMEDIATE DURATION GOVERNMENT

Smith Breeden Associates, Inc.

MONEY MARKET (MANAGERS)

JPMorgan Investment Advisors Inc.

MONEY MARKET (FREMONT)

333 Global Advisers*

SHORT DURATION GOVERNMENT

Smith Breeden Associates, Inc.

*	A division of Managers Investment Group LLC

This report is prepared for the Fund’s shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus. To receive a free copy of the prospectus or Statement of Additional Information, which includes additional information about Fund Trustees, please contact us by calling 800.835.3879. Distributed by Managers Distributors, Inc., member NASD.

A description of the policies and procedures the Fund uses to vote its proxies is available: (i) without charge, upon request, by calling 800.835.3879, or (ii) on the Securities and Exchange Commission’s (SEC) Web site at www.sec.gov. For information regarding the Fund’s proxy voting record for the 12-month period ended June 30, call 800.835.3879 or visit the SEC Web site at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. A Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. To review a complete list of the Fund’s portfolio holdings, or to view the most recent quarterly holdings report, semiannual report, or annual report, please visit www.managersinvest.com.

www.managersinvest.com

ANNUAL REPORT

Managers Funds

December 31, 2005

•	Managers Value Fund

•	Managers Capital Appreciation Fund

•	Managers Small Company Fund

•	Managers International Equity Fund

•	Managers Emerging Markets Fund

•	Managers Bond Fund

•	Managers Global Bond Fund

Nothing contained herein is to be considered an offer, sale, or solicitation of an offer to buy shares of The Managers Funds. Such offering is made only by Prospectus, which includes details as to offering price and other material information.

Letter to Shareholders

Dear Fellow Shareholder:

Over the past 12 months the markets have been beset with a number of difficult and unpredictable challenges, including recovery from a massive tsunami in Southeast Asia; continuing strife in the Middle East; numerous terrorist incidents; multiple hurricanes in the Gulf of Mexico; and a significant rise in energy prices. We are fortunate that the financial markets have continued to perform so well under these circumstances.

These events serve to remind us that no one can predict the events that are going to shape the markets in coming months. This reinforces our belief that to invest successfully in an uncertain world you have to diversify your investments and be patient.

Most people think of diversification as holding different types of stocks and bonds, but we believe that there is another type of diversification that receives too little notice, and that is diversification by investment manager and holdings. Simply put, no single approach is going to succeed in every kind of market—some growth stock managers will be successful in a rising market, and some will be more successful in a stagnant market. This can be an issue with some investment firms that adhere to only one method of looking at the markets.

That is a major benefit that we bring you at Managers Funds —since we hire subadvisors (affiliates and non-affiliates) to run our portfolios, we offer you a wide selection of very different investment styles to choose from, sometimes within the same asset class. Invest in multiple Managers Funds, and you can get managers with very different approaches and holdings, helping you reduce the risks created by changing economic conditions and natural and man-made events, such as those of the past 12 months.

We also believe that once you have made your manager selection, you must be patient. On the home page of our Web site at www.managersinvest.com, you will find a short article entitled “Stay Invested for the Long Term” that highlights how important it is to consistently stay in the market rather than trying to time the market. We think the implication is clear: to be successful in the market over the long term, select a wide variety of investments giving you good diversification, invest regularly, and stick with your investment plan no matter what events dominate the news.

We invite you to visit our Web site on an ongoing basis to stay in tune with your Managers Funds holdings. The Web site provides detailed profiles of our subadvisors and their investment styles, as well as quarterly commentary on each Fund. If you have any questions, please do call us at 800.835.3879. Thank you for investing with Managers Funds.

Sincerely,

Peter M. Lebovitz	Thomas G. Hoffman
President	Executive Vice President
Managers Funds	Chief Investment Officer
Managers Investment Group LLC

About Your Fund’s Expenses

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. These Funds incur only ongoing costs. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5 % before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5 % hypothetical example with the 5 % hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Six Months Ended December 31, 2005	Beginning Account Value 7/1/2005	Ending Account Value 12/31/2005	Expenses Paid During Period*
Managers Value Fund
Based on Actual Fund Return	$1,000	$1,031	$6.09
Based on Hypothetical 5% Annual Return	$1,000	$1,019	$6.06
Managers Capital Appreciation Fund
Based on Actual Fund Return	$1,000	$1,072	$6.74
Based on Hypothetical 5% Annual Return	$1,000	$1,019	$6.56
Managers Small Company Fund
Based on Actual Fund Return	$1,000	$1,059	$7.53
Based on Hypothetical 5% Annual Return	$1,000	$1,018	$7.38
Managers International Equity Fund
Based on Actual Fund Return	$1,000	$1,187	$8.05
Based on Hypothetical 5% Annual Return	$1,000	$1,018	$7.43
Managers Emerging Markets Equity Fund
Based on Actual Fund Return	$1,000	$1,272	$12.08
Based on Hypothetical 5% Annual Return	$1,000	$1,017	$10.73
Managers Bond Fund
Based on Actual Fund Return	$1,000	$1,010	$5.02
Based on Hypothetical 5% Annual Return	$1,000	$1,020	$5.04
Managers Global Bond Fund
Based on Actual Fund Return	$1,000	$983	$5.95
Based on Hypothetical 5% Annual Return	$1,000	$1,019	$6.06

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied the number of days in the most recent fiscal half-year (184 days), then divided by the number of days in the full fiscal year (365 days).

You can find more information about your Fund’s expenses, including annual expense ratios for the past fiscal periods, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund’s prospectus.

Managers Value Fund

Portfolio Manager Comments

The Managers Value Fund’s (the “Fund”) objective is to achieve long-term capital appreciation through a diversified portfolio of equity securities. Income is the Fund’s secondary objective.

The Managers Value Fund invests primarily in common and preferred stocks of U.S. companies. The Fund generally invests in medium and large companies, that is, companies with capitalizations that are within the range of capitalizations of companies represented in the S&P 500 Index, the Fund’s benchmark.

The Portfolio Managers

The Fund employs multiple portfolio managers who specialize in distinct investment approaches. This “intelligence diversification” not only serves to manage risk, but also helps us tap the markets’ full potential by focusing different analytical insights on each class of investment. Fund management strives to achieve this performance and diversification while ensuring that the Fund operates within the framework of its investment objective and principal investment strategies.

Armstrong Shaw Associates

Armstrong Shaw Associates, Inc. (Armstrong Shaw) has a disciplined, absolute value approach to the equity market. Valuations are determined using a private purchase test to determine the price that a company could bring in a sale to a sophisticated buyer, discounted cash flow analysis, and market comparables.

Armstrong Shaw invests in securities where a rigid cash flow or asset value analysis determines that a company’s stock is selling at a substantial discount to its intrinsic value. While the level of the overall stock market or trends in economic factors may affect the timing in which value is recognized, they are not the basis for investment. Rather, Armstrong Shaw has a classic bottom up, company-by-company view of investing.

Armstrong Shaw’s decision making process includes market screening for potential new ideas, fundamental research including financial modeling and management interviews, an in depth investment committee review, and a strict sell discipline. Idea generation begins with screening the universe for businesses that are growing earnings and generating good returns on capital, but have fallen out of favor in the market. Armstrong Shaw’s fundamental research focuses on forward and backward looking financial modeling, including an analysis of the income statement, the balance sheet and cash flow statement. The investment team compares each company to its peers, the broader market, and any transactions that may have taken place in its industry. Finally, Armstrong Shaw interviews the management team. During the investment committee review, the investment team challenges the analysis and ultimately decides if the company meets the criteria to be considered for the portfolio.

The ideal investment exhibits many of the following traits:

•	Business

•	Defensible business franchise

•	Dominant brand names

•	Ability to generate above average returns

•	Low risk to technical obsolescence

•	Proven business model

•	Low cost provider or niche player

•	Management

•	Track record of success

•	Insider ownership

•	Long term incentive program aligned with the interest of shareholders

•	History of being good allocators of capital

•	Valuation

•	Low price to cash flow

•	Low price to asset value

•	Solid balance sheet

•	Favorable price versus comparables in the market place

•	Favorable price versus recent transactions

•	Valuation check: what have buyers paid per hotel room, per subscriber, per a dollar of sales or earnings or cash flow

Armstrong Shaw’s goal is to buy good businesses, run by proven, capable managers at prices equal to or less than 70% of intrinsic value. They believe that investing in superior businesses at attractive prices will provide superior returns over time.

Managers Value Fund

Portfolio Manager Comments (continued)

Portfolio management:

•	Screens the universe of 5600 NYSE and AMEX issues and the largest NASDAQ stocks for:

•	Market caps more than $2.5 billion

•	EPS growth greater than 10%

•	Relative Price Earning multiple less than the market

•	Return on equity of 15% or greater

•	Conducts quantitative analysis by:

•	Analyzing income statement, balance sheet, and cash flow statement

•	Comparing the stock prices to cash flows, EPS, sales, etc.

•	Interviewing management team to get a better sense of strategic and financial plans for the company

•	Estimating the stock’s intrinsic value and purchase stocks only when they are selling for less than 70% of the estimated intrinsic value

The investment team will make a sell decision when:

•	A price target is reached

•	Company’s fundamentals deteriorate

•	A better opportunity emerges

Additionally, a drop in price of 25% from average cost triggers an automatic review process for potential sale.

Osprey Partners Investment Management

As traditional value investors, John Liang and the investment team at Osprey Partners Investment Management, LLC (Osprey) seek to identify undervalued stocks with low price to earnings and price to cash flow ratios. At the same time, Osprey’s investment team focuses its in-depth bottom-up analysis to identify fundamentally strong, well-managed companies.

Osprey invests in stocks with low price-to-earnings and price-to-cash flow ratios while using in-depth bottom-up analysis to identify financially strong, well-managed companies. Osprey expects to generate returns from dividend income as well as capital appreciation as a result of improvements to the valuations of the stocks such as, among other things, increases in the price to earnings ratio.

The ideal company exhibits many of the following traits:

•	Low debt to capital ratios

•	Low price/cash flows

•	Low price/book values

Portfolio management:

•	Screens the investment universe for companies with a market cap above $1.5 billion and a P/E ratio at least 20% less than the P/E ratio of the S&P 500:

•	Determines the strength and risks of each company’s business with:

•	Balance sheet and income statement

•	Earnings quality and sustainability

•	Profit margin trends

The investment team will make a sell decision when:

•	Stock appreciates to a predetermined price target

•	Fundamentals change

•	A better opportunity emerges

Additionally, a 20% drop relative to the market prompts an in-depth review and positions exceeding 6% of the portfolio are scaled back. The investment team tends to have an investment time horizon of 2 years or more.

The Year in Review

For the year 2005, the Managers Value Fund gained 5.53% compared with a gain of 4.91% for the S&P 500. In the U.S., the broad market (using for example, the Russell 3000, Wilshire 5000, and S&P 500 indices) rose about 6% for the year.

Mid-cap and small-cap stocks rose more than large-caps for the year as measured by the S&P indices. From a style standpoint, the S&P 500/Citigroup Value Index outperformed its counterpart for the sixth consecutive year. Low price-to-earnings stocks were leaders throughout the year, but much of this also coincides with the strong energy sector that has a lower P/E.

Managers Value Fund

Portfolio Manager Comments

Despite strong corporate earnings, 2005 got off to a rocky start. The markets were down about 4% after the first four months of the year, but one sector continued to rise. The energy sector was the story of 2005, up over 30%. As oil and gas prices continued to rise throughout the summer, oil rose to over $69 per barrel during the summer, finishing at $61, while gold ended the year at $517/oz. The higher fuel and commodity prices combined with devastating hurricanes to the Gulf Coast region, and continued increases in short-term interest rates could not slow down the economy. GDP continued to grow and core CPI inflation was kept to low levels. Markets rallied in the fourth quarter as the industrials and materials sectors climbed and energy stocks declined. While the holiday shopping season was far from a boom, neither was it the bust that some analysts had anticipated due to higher energy prices.

The Fund benefited from its energy holdings, keeping pace with the market. Only six names were among the energy holdings and only half ended the year in the portfolio; ConocoPhillips (+37%), Devon Energy (+62%) and Chevron (+12%). Financials, particularly insurers, were great contributors to the Fund. ACE and Chubb had gains over 27%, while a large position in AIG was beneficial after the company hit a twelve month low in late-April. Technology was another additive sector. While being significantly underweight the index, the Fund held some winners in Nokia and Hewlett-Packard.

The consumer discretionary sector was the largest drag for the Fund. Lear (-52%), an automotive supplier, was hurt by the challenging environment within the automotive industry. Media holdings Time Warner, Comcast and Gannett were also big decliners for 2005. The good news from this sector came from some of the retailers. Office Depot, Claire’s Stores and Pacific Sunwear of California were some of the winners.

Looking Forward

The Fund’s subadvisors had the following comments as we progress into 2006:

Armstrong Shaw: For 2006 we have an optimistic outlook for the markets as a whole and more specifically our portfolio. Here are some of our thoughts:

The economic backdrop for 2006 looks quite favorable as corporate profit expansion is expected to continue. Consensus calls for 8% revenue growth and 11% operating profit growth for the S&P 500. The Fed is expected to stop raising interest rates some time in the first half of 2006. The consensus is that the federal funds rate will be at 4.75% by the end of June, up from the current 4.25%, and stay there through the year. Current forecasts of moderating inflation is good news. Last year’s surge in energy prices worried the markets and policy makers, but those worries have given way to an outlook of better price stability. Valuation is attractive, with the S&P 500 trading at the lowest multiple in nine years on a bottom up basis.

Given this backdrop, let’s look at how we have positioned our portfolio. Three major themes in the portfolio are worth noting.

First, we feel 2006 will be the year that financial stocks break out of their two year slump. Financials account for almost one-third of our portfolio, and while performing well operationally, have been a lagging group as worries of a flat yield curve and increased inflation have weighted on valuations. The end of the Fed’s tightening campaign should pave the way to meaningful multiple expansion. Our particular focus is on diversified financials, insurance and the brokers.

Second, our overweight in media stocks, with significant focus on cable, should reward investors in 2006 after a long wait. The sector has been out of favor as the new media stars such as Google and Yahoo have taken center stage. Traditional media however is far from dead.

Third, and finally, we are playing the decomglomertization of corporate America. Mergers and acquisition activity was at a five year high in 2005 and should continue. Vast pools of institutional capital have been amassed to take companies private. It makes sense to be in the way of this trend. As a larger cap value investor there are many examples of companies trying to unlock imbedded intrinsic value by selling off pieces of their business. With many willing buyers, the timing seems ideal.

Osprey: For 2006, bottom-up estimates by stock analysts put earnings growth for the S&P 500 index at 13% while market strategists are pegging growth to be just 7% on a macro basis. While these predications typically do not coincide at the beginning of each year, the uncharacteristically wide spread may be due to the treatment of mandated options expensing scheduled to go into effect in 2006. If we use a simplistic formula of expected real GDP growth (3.4%) + expected inflation (2.6%) + an estimated margin benefit of productivity gains (1-2%) + the benefit of producing goods offshore (not measured in GDP but contributing to profits and margins) to arrive at a base earnings growth rate, we get a number that is likely toward the low end of the 7-13% range, approximately 8%. Using this 8% estimated level of earnings growth, the S&P 500 index is trading at 15.8 times expected earnings. We view this as slightly undervalued given the prospects for the better than expected economic growth and productivity gains, continued low inflation, and the probable end to tightening cycle later in 2006.

Looking ahead to 2006, we believe that energy and housing prices will be the two main wildcards for the markets with both being a tough call as to the direction and the extent of the moves. More important to us, however, is that we believe merger and acquisition (M&A) activity will be rampant as the large pools of private equity monies raised in 2005 must be put to work and the public companies look to acquisitions to maintain earnings growth. While our research process does not specifically seek out acquisition candidates, it does lead us to companies with the financial profile most sought after by would-be acquirers; low leverage, strong cash flow and leading products or services.

Managers Value Fund

Portfolio Manager Comments (continued)

Cumulative Total Return Performance

Value Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. The S&P 500 Index is a capitalization weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of those 500 stocks representing all major industries. Unlike the Fund, the S&P 500 Index is unmanaged, is not available for investment, and does not incur expenses. The Index assumes reinvestment of dividends. This chart compares a hypothetical $10,000 investment made in Value Fund on December 31, 1995, to a $10,000 investment made in the S&P 500 for the same time period. The chart is not intended to imply any future performance of the Fund. The graph and chart do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. Total Returns would have lower had certain expenses not been reduced.

The table below shows the average annual total returns for the Value Fund and the S&P 500 Index since December 31,1995 through December 31, 2005.

Average Annual Total Returns:	1 Year	5 Years	10 Years
Value Fund	5.53%	3.73%	8.61%
S&P 500 Index	4.91%	0.54%	9.07%

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For performance information through the most recent month end please call (800) 835-3879 or visit our Web site at www.managersinvest.com.

The table below displays a full breakdown of the sector allocation of the Fund as well as the top ten positions as of December 31, 2005.

Top Ten Holdings (out of 57 securities)	% Fund
Citigroup, Inc. *	4.5%
American International Group, Inc.	4.4
E.I. du Pont de Nemours & Co., Inc.	3.5
Pfizer, Inc.*	3.5
ChevronTexaco Corp.	3.0
Gannett Co., Inc.	2.7
MBNA Corp.*	2.6
Merrill Lynch & Co., Inc.	2.6
Verizon Communications, Inc.	2.5
Nokia Corp., Sponsored ADR	2.4

Top Ten as a Group	31.7%

*	Top Ten Holding at June 30, 2005

Portfolio Breakdown	% Fund	S&P 500
Financials	31.7%	31.6%
Consumer Discretionary	23.4	22.4
Industrials	10.3	11.2
Materials	7.7	7.5
Energy	7.0	7.0
Health Care	6.9	6.9
Information Technology	4.7	4.6
Telecommunication Services	3.9	3.9
Utilities	1.5	1.5
Consumer Staples	1.3	1.3
Other Assets and Liabilities	1.6	2.1

	100%	100%

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Any securities discussed may no longer be held in the account’s portfolio. It should not be assumed that any of the securities transactions discussed were or will prove to be profitable, or that the investment recommendations we make in the future will be profitable.

Managers Value Fund

Schedule of Portfolio Investments

December 31, 2005

Security Description	Shares		Value
Common Stocks - 98.4%
Consumer Discretionary - 23.4%
Claire’s Stores, Inc.	52,400	[2]	$1,531,128
Comcast Corp., Special Class A*	97,100		2,494,499
Dollar Tree Stores, Inc.*	86,800	[2]	2,077,992
Gannett Co., Inc.	56,050	[2]	3,394,949
Gap, Inc., The	94,000		1,658,160
Hughes Supply, Inc.	67,000	[2]	2,401,950
Jones Apparel Group, Inc.	54,000	[2]	1,658,880
Lear Corp.	72,000	[2]	2,049,120
Mattel, Inc.	99,700	[2]	1,577,254
Office Depot, Inc.*	41,570		1,305,298
Pacific Sunwear of California, Inc.*	76,800	[2]	1,913,856
Pulte Homes, Inc.	32,020	[2]	1,260,307
Rent-A-Center, Inc.*	60,000		1,131,600
Ruby Tuesday, Inc.	59,500	[2]	1,540,455
Time Warner Co., Inc.	138,400		2,413,696
Yum! Brands, Inc.	16,880		791,334
Total Consumer Discretionary			29,200,478
Consumer Staples - 1.3%
CVS Corp.	63,400		1,675,028
Energy - 7.0%
ChevronTexaco Corp.	64,900		3,684,373
ConocoPhillips Co.	49,930		2,904,927
Devon Energy Corp.	33,900		2,120,106
Total Energy			8,709,406
Financials - 31.7%
ACE, Ltd.	33,050		1,766,192
Allstate Corp., The	24,000		1,297,680
AMBAC Financial Group, Inc.	17,500	[2]	1,348,550
American International Group, Inc.	80,620		5,500,703
Bank of America Corp.	52,900		2,441,335
Chubb Corp.	14,830	[2]	1,448,150
Citigroup, Inc.	116,041		5,631,469
Fannie Mae Co.	56,400		2,752,884
Goldman Sachs Group, Inc.	15,600		1,992,276
MBIA, Inc.	43,100	[2]	2,592,896
MBNA Corp.	119,600		3,247,140
Merrill Lynch & Co., Inc.	47,600		3,223,948
Morgan Stanley Co.	34,020		1,930,295
North Fork Bancorporation, Inc.	44,800	[2]	1,225,728
Washington Mutual, Inc.	49,800		2,166,300
XL Capital, Ltd.	13,300		896,154
Total Financials			39,461,700
Health Care - 6.9%
Abbott Laboratories Co.	40,700		1,604,801
HCA, Inc.	29,340	[2]	1,481,670
Pfizer, Inc.	184,400		4,300,208
WellPoint, Inc.*	15,590		1,243,926
Total Health Care			8,630,605
Industrials - 10.3%
Career Education Corp.*	36,200	[2]	1,220,664
Cendant Corp.	131,570		2,269,582
Emerson Electric Co.	22,700		1,695,690
General Electric Co.	47,775		1,674,514
Honeywell International, Inc.	32,400		1,206,900
Pitney Bowes, Inc.	38,100		1,609,725
Tyco International, Ltd.	52,300[2]		1,509,378
United Technologies Corp.	29,200		1,632,572
Total Industrials			12,819,025
Information Technology - 4.7%
First Data Corp.	28,690		1,233,957
Nokia Corp., Sponsored ADR*	162,000		2,964,600
Xerox Corp.*	108,310[2]		1,586,742
Total Information Technology			5,785,299
Materials-7.7%
E.I. du Pont de Nemours & Co., Inc.	103,000[2]		4,377,500
Pactiv Corp.*	125,400		2,758,800
PPG Industries, Inc.	43,000		2,489,700
Total Materials			9,626,000
Telecommunication Services - 3.9%
Sprint Nextel	77,317[2]		1,806,125
Verizon Communications, Inc.	103,000		3,102,360
Total Telecommunication Services			4,908,485
Utility - 1.5%
Exelon Corp.	34,900[2]		1,854,586
Total Common Stocks (cost $106,358,289)			122,670,612
Short-Term Investments - 26.0%[1]
Other Investment Companies - 25.0%
Bank of New York Institutional Cash Reserves Fund, 4.30%[3]	28,546,823		28,546,823
JPMorgan Prime Money Market Fund, Institutional Class Shares, 4.14%	2,656,648		2,656,648
Total Other Investment Companies			31,203,471
Other Short-Term Investments - 1.0%[3]
Goldman Sachs Promissory Notes, 4.33%	1,251,514		1,251,514
Total Short-Term Investments (cost $32,454,985)			32,454,985
Total Investments - 124.4% (cost $138,813,274)			155,125,597
Other Assets, less Liabilities - (24.4)%			(30,482,466)
Net Assets - 100.0%			$124,643,131

The accompanying notes are an integral part of these financial statements.

Managers Capital Appreciation Fund

Portfolio Manager Comments

The Managers Capital Appreciation Fund’s (the “Fund”) objective is to achieve long-term capital appreciation through a diversified portfolio of equity securities. Income is the Fund’s secondary objective.

The Managers Capital Appreciation Fund invests primarily in common and preferred stocks of U.S. companies. The Fund generally invests in medium and large companies with capitalizations that are within the range of capitalizations of companies represented in the S&P 500 Index, the Fund’s benchmark.

The Portfolio Managers

The Fund employs multiple portfolio managers who specialize in distinct investment approaches. This “intelligence diversification” not only serves to manage risk, but also helps us tap the markets’ full potential by focusing different analytical insights on each class of investment. Managers strives to achieve this performance and diversification while ensuring that the Fund operates within the framework of its stated mission and restrictions.

Bramwell Capital Management, Inc.

Bramwell Capital Management, Inc. (“Bramwell”), led by Elizabeth R. Bramwell, CFA, seeks long-term capital growth through investment in companies that are positioned to realize above-average long-term unit and earnings growth. Bramwell’s focus is on companies that have new products and services and that are positioned to benefit from the long-term payoff on research as well as plant and market development and expansion.

Bramwell is an active equity manager that builds portfolios stock by stock. Bramwell makes investment decisions based on fundamental research, bottom-up earnings forecasts within a macroeconomic and political framework, and company valuations relative to their respective industries, projected future growth rates and the overall equity market. Among the variables considered are the leadership position of the company, new products and markets, sensitivity to macroeconomic factors, e.g., inflation, interest, currency and tax rates, potential for accelerating earnings growth and improving returns on sales and equity.

The ideal investment exhibits many of the following traits:

•	Valuations are attractive relative to projected future growth rates

•	Above average long-term earnings growth

•	New products and services

•	Market development and expansion

Portfolio management:

•	Employs a fundamental, bottom-up strategy by investing in companies that are positioned to realize above-average long-term unit and earnings growth

•	Focuses on companies that have new products and services and are positioned to benefit from the long-term pay off on capital investments and expanding product markets

Portfolio management will make a sell decision when:

•	Company fundamentals deteriorate

•	Company profitability declines or sales and earnings growth decelerate

•	There are changes in the macroeconomic outlook, i.e., changes in interest and inflation rates

•	Company market valuations are believed to be excessive relative to projected future growth

•	A better opportunity emerges

Essex Investment Management, Inc.

Essex Investment Management, Inc.’s (“Essex”) investment philosophy is based on the principle that revenue growth, future profitability, and cash flow drive a company’s price performance. The firm has maintained this philosophy since its inception in 1976. Through an understanding of the factors that determine a company’s growth and profitability, Essex is better able to anticipate inflection points in a company’s performance before they are fully reflected in the stock price.

The portfolio management process at Essex combines bottom-up stock selection with top-down secular trend analysis. The bottom-up process begins with Essex’s team of industry-expert research analysts. The team is charged with identifying companies with high quality, sustainable growth at attractive valuations. Each analyst focuses on understanding the long-term growth of his or her respective industry, and the specific outlook of each stock within that industry in terms of sustainable revenue growth, margin trends, and return trends.

The ideal investment exhibits many of the following traits:

•	Dynamic Growth Companies

•	New/emerging products or services

•	Powerful agent of change

•	Rapid and/or accelerating growth

•	Improving financial returns

Managers Capital Appreciation Fund

Portfolio Manager Comments

•	Sustainable Growth Companies

•	Sustainable competitive advantage

•	Consistent financial performance

•	Attractive financial returns

•	Strong market position

•	Portfolio managers make all buy and sell decisions

•	Maintain the highest conviction portfolio of 40-55 stocks

•	Portfolio sector weights may vary significantly from the benchmark (up to 15 percentage points overweight)

•	Maximum stock weighting of 5%

Manage risk by understanding portfolio level exposures to external variables and monitoring individual company-specific fundamentals.

Essex portfolio managers execute all buy and sell decisions. A stock will be sold when:

•	Investment thesis has played out and stock is no longer undervalued

•	Anticipation of investment thesis failure

•	Better relative investment opportunity

•	Loss of confidence in management

The Year in Review

For the twelve months ended December 31, 2005, the Managers Capital Appreciation Fund gained 3.85% compared with a gain of 4.91% for the S&P 500. In the U.S., the broad market (using for example, the Russell 3000, Wilshire 5000, and S&P 500 indices) rose about 6% for the year.

Mid-cap and small-cap stocks rose more than large-caps for the year as measured by the S&P indices. From a style standpoint, the S&P 500/Citigroup Value Index outperformed its counterpart for the sixth consecutive year. Low price-to-earnings stocks were leaders throughout the year, but much of this also coincides with the strong energy sector that has a lower P/E.

Despite strong corporate earnings, 2005 got off to a rocky start. The markets were down about 4% after the first four months of the year, but one sector continued to rise. The energy sector was the story of 2005, up over 30%. As oil and gas prices continued to rise throughout the summer, oil rose to over $69 per barrel during the summer, finishing at $61, while gold ended the year at $517/oz. The higher fuel and commodity prices combined with devastating hurricanes to the Gulf Coast region, and continued increases in short-term interest rates could not slow down the economy. GDP continued to grow and core CPI inflation was kept to low levels. Markets rallied in the fourth quarter as the industrials and materials sectors climbed and energy stocks declined. While the holiday shopping season was far from a boom, neither was it the bust that some analysts had anticipated due to higher energy prices.

Energy was the story for 2005, and was no different for this Fund. While holding some oil producers at the low end of the P/E spectrum, the Fund saw large gains from the growthier oilfield service companies like Schlumberger (+47%) and Haliburton (+59%). Coal was another benefit of rising commodity prices and companies like Peabody Energy (+105%) and Arch Coal (+125%) saw record profits throughout the year.

Solid stock selection in the healthcare industry, which was the largest sector in the Fund, was additive during the year. Biotech companies were among the winners with Gilead Sciences, Genentech and Celgene all returning over 50% for the year. Pharmaceuticals also showed strength behind Teva Pharmaceuticals and Roche Holdings, while avoiding Pfizer which was liquidated during the first quarter.

Technology is another large sector within the Fund. This sector was among the bottom performers all year, and the large weight hurt the Fund. Big technology names like EMC, Dell, IBM and Cisco were among the losers for 2005. The strength in this area has been the semiconductor industry, which is seeing great demand for wireless applications. The consumer discretionary sector was another drag on the Fund. Media holdings such as News Corporation, CBS (formerly Viacom), and Walt Disney were all decliners.

Looking Forward

Heading into 2006, Bramwell remains optimistic about the economy. With an outlook that the economy will grow in the 2.5-3% range for the year, Bramwell also expects the employment number to improve and inflation to remain in check due to increased supply. As the standard of living continues to improve in emerging markets, Bramwell likes companies that benefit from this trend, including those with global brands and internationally sourced sales and earnings.

While Essex expects consumer spending to slow down this year, the team anticipates strong investment spending from the corporate sector. While Essex believes there may be a modest slowdown in the pace of economic growth, it also looks for the Fed to end the tightening cycle that began in mid-2004. Essex anticipates this pause in rising rates should allow valuations to expand and has positioned its portfolio to take advantage of expanding price-earnings ratios.

Managers Capital Appreciation Fund

Portfolio Manager Comments (continued)

Cumulative Total Return Performance

Capital Appreciation’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. The S&P 500 Index is a capitalization weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of those 500 stocks representing all major industries. Unlike the Fund, the S&P 500 Index is unmanaged, is not available for investment, and does not incur expenses. The Index assumes reinvestment of dividends. This chart compares a hypothetical $10,000 investment made in Capital Appreciation Fund on December 31, 1995, to a $10,000 investment made in the S&P 500 for the same time period. The chart is not intended to imply any future performance of the Fund. The graph and chart do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. Total Returns would have lower had certain expenses not been reduced.

The table below shows the average annual total returns for Capital Appreciation and the S&P 500 Index since December 31, 1995 through December 31, 2005.

Average Annual Total Returns:	1 Year	5 Years	10 Years
Capital Appreciation Fund	3.85%	(8.26)%	7.54%
S&P 500 Index	4.91%	0.54%	9.07%

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For performance information through the most recent month end please call (800) 835-3879 or visit our Web site at www.managersinvest.com.

The table below displays a full breakdown of the sector allocation of the Fund as well as the top ten positions as of December 31, 2005.

Top Ten Holdings (out of 117 securities)	% Fund
General Electric Co.*	4.1%
Autodesk, Inc.	2.8
Genentech, Inc.*	2.7
Medtronic, Inc.	2.6
Microsoft Corp.*	2.4
QUALCOMM, Inc.	2.3
Schlumberger, Ltd.*	2.3
UnitedHealth Group, Inc.	2.3
Gilead Sciences, Inc.	2.0
Novartis AG, Sponsored ADR	1.9

Top Ten as a Group	25.4%

*	Top Ten Holding at June 30, 2005

Portfolio Breakdown	% Fund	S&P 500
Health Care	27.2%	27.1%
Information Technology	19.4	19.0
Industrials	12.3	12.2
Consumer Discretionary	10.9	10.9
Energy	10.1	11.3
Financials	9.4	9.4
Consumer Staples	4.4	4.4
Materials	4.1	2.9
Other Assets and Liabilities	2.2	2.4
Bonds and Other Assets	0.0	0.4

	100%	100%

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Any securities discussed may no longer be held in the account’s portfolio. It should not be assumed that any of the securities transactions discussed were or will prove to be profitable, or that the investment recommendations we make in the future will be profitable.

Managers Capital Appreciation Fund

Schedule of Portfolio Investments

December 31, 2005

Security Description	Shares		Value
Common Stocks - 97.8%
Consumer Discretionary - 10.9%
Bed Bath & Beyond, Inc.*	17,700		$639,855
Carnival Corp.	22,600	[2]	1,208,422
Cheesecake Factory, Inc., The*	18,000	[2]	673,020
Getty Images, Inc.*	8,242	[2]	735,763
Harrah’s Entertainment, Inc.	11,300		805,577
J.C. Penney Co., Inc., Holding Co.	20,000		1,112,000
Lowe’s Co., Inc.	13,000	[2]	866,580
McDonald’s Corp.	20,000		674,400
News Corp., Inc., Class A	44,200		687,310
Ross Stores, Inc.	17,856		516,038
Staples, Inc.	34,350		780,089
Target Corp.	10,000		549,700
Tiffany & Co.	15,000	[2]	574,350
Walt Disney Co., The*	28,500		683,145
XM Satellite Radio Holdings, Inc.*	33,800	[2]	922,064
Total Consumer Discretionary			11,428,313
Consumer Staples - 4.4%
Colgate-Palmolive Co.	10,000		548,500
Hershey Foods Corp.	10,000	[2]	552,500
Kellogg Co.	12,000		518,640
PepsiCo, Inc.	10,000		590,800
Procter & Gamble Co.	26,768	[2]	1,549,332
Walgreen Co.	20,000	[2]	885,200
Total Consumer Staples			4,644,972
Energy - 10.1%
Chesapeake Energy Corp.	15,300	[2]	485,469
ConocoPhillips Co.	10,000		581,800
Devon Energy Corp.	10,000		625,400
ENSCO International, Inc.	21,700	[2]	962,395
EOG Resources, Inc.	16,000	[2]	1,173,920
Exxon Mobil Corp.	10,000		561,700
Halliburton Co.	15,000	[2]	929,400
Noble Corp.	11,500	[2]	811,210
Patterson-UTI Energy, Inc.	10,000		329,500
Petroleo Brasileiro S.A., Sponsored ADR	5,000		356,350
Schlumberger, Ltd.	24,900	[2]	2,419,035
Weatherford International, Ltd.*	38,000		1,375,600
Total Energy			10,611,779
Financials - 9.4%
American Express Co.	16,500		849,090
American International Group, Inc.	21,300		1,453,299
Blackrock, Inc.	9,300	[2]	1,008,864
CB Richard Ellis Group, Inc.*	13,741	[2]	808,658
Chicago Mercantile Exchange Holdings, Inc.	1,800		661,482
CIT Group, Inc.	17,000		880,260
Citigroup, Inc.	18,000		873,540
Goldman Sachs Group, Inc.	3,700		472,527
Merrill Lynch & Co., Inc.	19,900		1,347,827
SLM Corp.	17,000	[2]	936,530
Wells Fargo & Co.	10,000		628,300
Total Financials			9,920,377
Health Care - 27.2%
Amgen, Inc.*	19,629		1,547,943
Cardinal Health, Inc.	18,897		1,299,169
Caremark Rx, Inc.*	28,064		1,453,435
Celgene Corp.*	10,100	[2]	654,480
Cephalon, Inc.*	9,052	[2]	586,026
Genentech, Inc.*	30,600	[2]	2,830,499
Genzyme Corp.*	13,400		948,452
Gilead Sciences, Inc.*	40,500		2,131,515
Kyphon, Inc.*	10,000	[2]	408,300
McKesson Corp.	24,271		1,252,141
Medtronic, Inc.	47,107		2,711,950
MGI Pharmaceuticals, Inc.*	39,200	[2]	672,672
Novartis AG, Sponsored ADR	38,490	[2]	2,019,955
Roche Holdings, Ltd., Sponsored ADR	15,000		1,122,767
Shire Pharmaceuticals PLC	27,259	[2]	1,057,377
St. Jude Medical, Inc.*	16,000		803,200
Stryker Corp.	30,000	[2]	1,332,900
Teva Pharmaceutical Industries, Ltd., Sponsored ADR	38,200	[2]	1,642,982
UnitedHealth Group, Inc.	38,300		2,379,962
WellPoint, Inc.*	10,000		797,900
Zimmer Holdings, Inc.*	13,000	[2]	876,720
Total Health Care			28,530,345
Industrials - 12.3%
3M Co.	7,000		542,500
Canadian Pacific Railway Ltd.	18,000	[2]	755,100
Caterpillar, Inc.	19,000	[2]	1,097,630
Emerson Electric Co.	19,000		1,419,300
General Electric Co.	123,800		4,339,190
Illinois Tool Works, Inc.	9,500		835,905
Jacobs Engineering Group, Inc.*	10,000	[2]	678,700
PACCAR, Inc.	8,000		553,840
Robert Half International, Inc.	30,000	[2]	1,136,700
United Parcel Service, Inc., Class B	7,500		563,625
UTI Worldwide, Inc.	10,100	[2]	937,684
Total Industrials			12,860,174
Information Technology - 19.4%
Applied Materials, Inc.	26,900	[2]	482,586
Autodesk, Inc.	67,293	[2]	2,890,234
Automatic Data Processing, Inc.	19,000		871,910
Cisco Systems, Inc.*	45,000		770,400
Corning, Inc.*	42,500		835,550
Electronic Arts, Inc.*	9,800	[2]	512,638
EMC Corp.*	45,000		612,900
Google, Inc.*	2,465		1,022,630
Intel Corp.	35,000		873,600
Linear Technology Corp.	15,000	[2]	541,050

The accompanying notes are an integral part of these financial statements.

Managers Capital Appreciation Fund

Schedule of Portfolio Investments (continued)

Security Description	Shares		Value
Information Technology (continued)
Marvell Technology Group Ltd.*	21,600		$1,211,544
Maxim Integrated Products, Inc.	22,600	[2]	819,024
Microsoft Corp.	95,900		2,507,785
Molex, Inc.	17,500	[2]	430,325
Nokia Corp., Sponsored ADR*	35,000		640,500
Paychex, Inc.	20,000	[2]	762,400
QUALCOMM, Inc.	56,500		2,434,020
SAP Aktiengesellschaft Systems, Sponsored ADR*	25,000		1,126,750
Yahoo!, Inc.*	25,600	[2]	1,003,008
Total Information Technology			20,348,854
Materials - 4.1%
Arch Coal, Inc.	8,000	[2]	636,000
BHP Billiton Ltd.	17,000		568,140
Commercial Metals Co.	12,000	[2]	450,480
Inco, Ltd.	10,000	[2]	435,700
Peabody Energy Corp.	7,000		576,940
Phelps Dodge Corp.	2,000		287,740
Praxair, Inc.	25,000		1,324,000
Total Materials			4,279,000
Total Common Stocks (cost $88,688,715)			102,623,814

	Principal Amount
U.S. Government Obligations - 2.0%[8]
United States Treasury Bonds - 1.3%
U.S. Treasury Bonds, 7.125%, 02/15/23	$550,706		550,706
U.S. Treasury Bonds, 8.500%, 02/15/20	17,661		25,313
U.S. Treasury Bonds, 8.750%, 08/15/20	104,216		153,174
U.S. Treasury Inflation Indexed Bonds, 1.875%, 07/15/13	547,135		592,173
Total United States Treasury Bonds			1,321,366
United States Treasury Notes - 0.7%
U.S. Treasury Inflation Indexed Notes, 0.875%, 04/15/10	306,113		307,266
U.S. Treasury Notes, 4.000%, 06/15/09	322,758		320,169
U.S. Treasury Notes, 7.250%, 05/15/06	100,076		123,806
Total United States Treasury Notes			751,241
Total U.S. Government Obligations (cost $2,072,607)			2,072,607

	Shares
Short-Term Investments - 27.9%[1]
Other Investment Companies - 26.7%
Bank of New York Institutional Cash Reserves Fund, 4.30%[3]	25,439,041		25,439,041
JPMorgan Prime Money Market Fund, Institutional Class Shares, 4.14%	2,632,686		2,632,686
Total Other Investment Companies			28,071,727
Other Short-Term Investments - 1.2%[3]
Goldman Sachs
Promissory Notes, 4.33%	1,251,364		1,251,364
Total Short-Term Investments (cost $29,323,091)			29,323,091
Total Investments - 127.7% (cost $120,084,413)			134,019,512
Other Assets, less Liabilities - (27.7)%			(29,024,726)
Net Assets - 100.0%			$104,877,713

The accompanying notes are an integral part of these financial statements.

Managers Small Company Fund

Portfolio Manager Comments

The Managers Small Company Fund’s (the “Fund”) objective is to achieve long-term capital appreciation by investing in equity securities of small companies.

The Managers Small Company Fund invests at least 80% of its assets in small companies, and at least 65% of its total assets in common and preferred stocks of small companies with the potential for long-term capital appreciation. The term “small companies” refers to companies with capitalizations that at the time of purchase are less than $2.5 billion. The Fund may retain securities that it already has purchased even if the specific company outgrows the Fund’s capitalization limits. The Russell 2000 Index is the Fund’s benchmark.

The Fund currently employs a subadvisor, Kalmar Investment Advisers (“Kalmar”), to manage the assets of the Fund. Kalmar practices a “Growth-with-Value” approach to small company investing whereby it seeks to identify high quality growing businesses before they are widely discovered by other institutional investors. Kalmar’s team believes there is a low risk/high reward anomaly offered by the equity market in stocks of such top-notch smaller companies that, for a variety of reasons, have not made the radar screen of most typical growth investors. Because these companies are relatively “invisible” institutionally, they can be purchased at prices which are inefficiently valued to undervalued and yet offer strong growth potential as well. This is the crux of their “Growth-with-Value” investment style.

The investment team at Kalmar generates investment ideas through different screening methodologies and several sources, thus employing elements of both “top-down” and “bottom-up” analysis in the initial identification process. The members of the investment management team all have strong research backgrounds and are committed to disciplined in-depth, hands-on fundamental analysis. Top-down thinking is used to identify strategic themes and growth areas to prospect for individual “Growth-with-Value” candidates.

The most intensive research, however, is dedicated to bottom-up fundamental analysis. Kalmar looks for such criteria as proven and sustainable double-digit growth in revenue and EPS together with a stock that is reasonably to cheaply priced relative to EPS, cash flow, revenues, and enterprise value. Kalmar looks for dynamic businesses that are easily understood, run by equity owners they can count on, and buyable at valuations that they expect to rise. The team’s decision threshold for new holdings is a potential return of 50% in approximately two years. This appreciation is expected to come from two sources: compounding business value plus upward revaluation as greater investor discovery unfolds.

The ideal company exhibits many of the following traits:

•	Market capitalization of $50 million up to $2.5 billion at the time of purchase

•	Dynamic growth business that Kalmar understands better

•	Run by committed managements that deliver

•	Buyable at inefficient valuations that should rise

•	Strong improving financials with conservative accounting

•	Reasonable / cheap valuations, with special positive attributes

Portfolio Management:

•	Diversified portfolio in terms of sector, security and market capitalization

•	Conscious mix of “growth character” companies, from higher growth “Steady Eddies” bought inefficiently valued through to Positive Surprise / Emerging Growth situations

The investment team will make a sell decision when:

•	They see a change in the fundamentals of a company

•	A better opportunity emerges

•	Price or fundamental expectations have been met

•	“Peel the Onion” to capture re-valuation upward

The Year in Review

Over the 12 months ended December 31, 2005, the Fund returned 4.63% compared to a gain of 4.55% for the Russell 2000 Index and 4.15% for the Russell 2000 Growth Index. Broad markets continued to appreciate with large capitalization stocks outperforming small capitalization stocks (as measure by the Russell Indexes) for the first time since 1998. From a style perspective, small cap value stocks narrowly outperformed small growth marking five of the past six years in which value has outperformed growth in the small cap universe. Sector analysis reveals that seven out of ten sectors finished in positive territory during 2005 with only consumer discretionary, information technology, and utilities giving up ground. One of the macro themes across the board for the year was the continued strength of energy. The sector finished the year up 48% with points mid-way through the third quarter whereby the sector was testing 60% gains. Exposure to, or lack thereof in some cases, weighed heavily on the relative performance of fund managers throughout the year.

The year got off to a slow start with the Russell 2000 declining 5.3% following a strong finish to the 2004 year. Technology was the biggest mover to the downside, giving back over 11%. Given the growth tilt of the Fund and its sizable overweight to the tech sector, this was clearly a detriment to returns. Fortunately, Kalmar’s “all weather” approach buffered

Managers Small Company Fund

Portfolio Manager Comments (continued)

the Fund from the challenges of the small cap market and allowed it to outperform on a relative basis mainly through stock selection in healthcare and industrials. Martek Biosciences, in particular, contributed 42 basis points to relative return on 14% price appreciation during the opening quarter of the year. Also of note, Kalmar took the opportunity to “re-green” its oil and gas exposure. This turned out to be an opportunistic move as Kalmar was able to “peel the onion” or in some cases liquidate already profitable positions while adding smaller companies earlier on in their development cycle and capable of faster reserve growth.

The second and third quarters are best noted for a sixteen-week period spanning from the beginning of May through the end of July in which the Fund was up over 14%. All sectors of the Index were up double digits headlined by a 30% gain in energy related companies. While the Fund wasn’t quite able to keep pace with the explosive growth in aggregate, it wasn’t far behind. Consumer discretionary, technology, and energy were the key drivers of the Fund contributing a combined 307 basis points to relative return. A notable driver of returns during this stretch was Ultra Petroleum. The oil & gas concern contributed 95 basis points to relative return and was up 45% on a 2.4% position. Also contributing to the Fund’s appreciation during the period was its tactical overweight to the tech sector. Despite trailing returns by 80 basis points, the 7% overweight more than made up for it. The only factor to really challenge returns was a lack of exposure to the strong financial sector.

The final quarter of 2005 started off strong before tapering into a range bound December with no real indication for the New Year. Returns within the benchmark Russell 2000 were lead by uninspiring 3% gains in materials, technology, and industrials. While the Fund outpaced materials and industrial related companies, it trailed the technology sector returns by roughly 340 basis points. On the positive side, consumer discretionary holdings contributed 190 basis points to relative return on an 8 percentage point overweight. Specifically, strength within the services and retail industries added exceptional value. Coldwater Creek and Tractor Supply topped off strong years with gains of 21% and 16%, respectively, for the quarter. As Coldwater Creek has continued to experience growth, it has also received more interest in the analyst community. This story ties in nicely with Kalmar’s belief that if it can seek out “under the radar” companies with strong growth potential, they will ultimately benefit from increased coverage as the companies begin to flourish. Last, the Fund’s energy exposure held up quite well, gaining 1.2% while those of the Index gave up 6.8% during the fourth quarter. This has been a bright spot for Kalmar all year, which subsequently took profits by trimming several positions over the course of the final three months.

Looking Forward

Heading into 2006, the Fund’s emphasis remains on the IT, consumer discretionary and industrial sectors, and continues to reflect Kalmar’s strategy of pursuing more aggressive ideas by initiating smaller positions in companies with predictable businesses. Kalmar’s considerable underweight to financials is, and has been, most directly a function of simply not finding as many exciting “Growth with Value” ideas in this sector relative to better risk/reward opportunities found elsewhere. Kalmar’s comments as we progress into the New Year:

We expect a number of the drags that retarded the equity market in 2005 to fade in 2006. This should allow strong profitability and decent earnings growth, attractive valuations, conducive investor sentiment, on-going low inflation, and favorable liquidity to combine with an end to Fed interest rate hikes, moderately improving valuation multiples, shareholder-friendly corporate cash deployment and rising merger and acquisition activity to produce a rewarding year for US stocks. But after the low market volatility of the last two years, it will probably rise, and no doubt there will be other surprises, keeping the perennial investment challenge demanding.

As always, Kalmar’s strategy will not be to invest against a particular “Big Picture” scenario, but against a range of more probable economic outcomes — such as the one outlined above. We will seek with creative research to own companies that actually deliver strong growth under the forthcoming circumstances, not simply ostensibly “growthy” stocks. We will maintain our focus on better growth businesses because these add superior intrinsic value to themselves and, wherever possible, also buy them with unrecognized business positives as well. This combination of growth and inefficient valuation can lead to “All Weather” results — both better returns and lower risk — which is Kalmar’s “Growth-with- Value” wealth building objective.

Cumulative Total Return Performance

Small Company’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all distributions were reinvested. The Russell 2000 Index is comprised of the smallest 2000 companies in the Russell 3000 Index and is widely regarded in the industry as the premier measure of small cap stock performance. The Russell 3000 Index is composed of 3000 of the largest U.S. companies, as determined by market capitalization which represents approximately 98% of the investable U.S. equity market. Unlike the Fund, the Russell 2000 Index is unmanaged, is not available for investment, and does not incur expenses. This chart compares a hypothetical $10,000 investment made in Small Company on June 19, 2000, to a $10,000 investment made in the Russell 2000 Index for the same time period. The graph and chart do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. Past performance is not indicative of future results. Total returns would have been lower had certain expenses not been reduced.

Managers Small Company Fund

Portfolio Manager Comments (continued)

The table below shows the average annual total returns for Small Company and the Russell 2000 Index since inception through December 31, 2005.

Average Annual Total Returns:	1 Year	Since Inception *
Small Company	4.63%	1.47%
Russell 2000 Index	4.55%	6.02%

*	Commencement of operations was June 19, 2000.

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For performance information through the most recent month end please call (800) 835-3879 or visit our Web site at www.managersinvest.com.

The Fund is subject to risks associated with investments in small capitalization companies, such as erratic earnings patterns, competitive conditions, limited earnings history, and a reliance on one or a limited number of products.

The tables following the performance chart display a full breakdown of the sector allocation of the Fund as well as the top ten positions as of December 31, 2005.

Top Ten Holdings (out of 93 securities)	% Fund
Ultra Petroleum Corp.*	2.5%
Coldwater Creek, Inc.*	2.3
Tractor Supply Co.	1.7
Covance, Inc.*	1.7
Insight Enterprises, Inc.*	1.7
Respironics, Inc.*	1.7
UTI Worldwide, Inc.	1.7
Avid Technology, Inc.	1.6
Red Robin Gourmet Burgers, Inc.*	1.6
Avocent Corp.	1.6

Top Ten as a Group	18.1%

*	Top Ten Holding at June 30, 2005

Portfolio Breakdown	% Fund	Russell 2000
Information Technology	27.2%	29.0%
Consumer Discretionary	20.6	23.1
Industrials	20.0	13.3
Health Care	11.8	13.2
Energy	8.9	8.9
Consumer Staples	2.8	2.8
Materials	1.0	1.0
Financials	0.4	0.4
Other Assets and Liabilities	7.3	8.3

	100%	100%

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Any securities discussed may no longer be held in the account’s portfolio. It should not be assumed that any of the securities transactions discussed were or will prove to be profitable, or that the investment recommendations we make in the future will be profitable.

Managers Small Company Fund

Schedule of Portfolio Investments

December 31, 2005

Security Description	Shares		Value
Common Stocks - 92.7%
Consumer Discretionary - 20.6%
1-800-FLOWERS.COM, Inc.*	13,100		$84,102
BJ’s Restaurants, Inc.*	8,350	[2]	190,881
Carter’s, Inc.*	6,025		354,571
Coldwater Creek, Inc.*	27,437	[2]	837,651
Cost Plus, Inc.*	8,175	[2]	140,201
Fred’s, Inc.	16,275		264,794
GameStop Corp.*	13,075	[2]	416,047
Gentex Corp.	13,950		272,025
Getty Images, Inc.*	3,050	[2]	272,274
Harman International Industries, Inc.	1,775		173,684
Insight Enterprises, Inc.*	31,575		619,186
MarineMax, Inc.*	12,600	[2]	397,782
Michaels Stores, Inc.	9,200		325,404
O’Reilly Automotive, Inc.*	7,400	[2]	236,874
Penn National Gaming, Inc.*	11,150		367,393
Rare Hospitality International, Inc.*	12,800		388,992
Red Robin Gourmet Burgers, Inc.*	11,600	[2]	591,136
Ruby Tuesday, Inc.	22,150	[2]	573,464
Service Corp. International	59,250		484,665
Tractor Supply Co.*	11,750	[2]	622,044
Total Consumer Discretionary			7,613,170
Consumer Staples - 2.8%
Central European Distribution Corp.*	7,351	[2]	295,069
Elizabeth Arden, Inc.*	15,525	[2]	311,432
Performance Food Group Co.*	15,575		441,862
Total Consumer Staples			1,048,363
Energy - 8.9%
Core Laboratories N.V.*	7,650	[2]	285,804
Delta Petroleum Corp.*	13,250	[2]	288,453
Duvernay Oil Corp.	5,325		202,616
Niko Resources, Ltd.	9,325		442,938
Parallel Petroleum Corp.*	21,725	[2]	369,542
Tidewater, Inc.	8,025	[2]	356,792
Ultra Petroleum Corp.*	16,775		936,044
Union Drilling, Inc.*	7,775		112,971
Whiting Petroleum Corp.*	7,750		310,000
Total Energy			3,305,160
Financials - 0.4%
Boston Private Financial
Holdings, Inc.	4,475	[2]	136,130
Health Care - 11.8%
Connetics Corp.*	20,750	[2]	299,838
Covance, Inc.*	12,800		621,439
Martek Biosciences Corp.*	4,550	[2]	111,976
PSS World Medical, Inc.*	29,875[2]		443,345
Resmed, Inc.*	13,650		522,932
Respironics, Inc.*	16,625		616,288
Salix Pharmaceuticals, Ltd.*	23,750	[2]	417,525
Sonosite, Inc.*	15,300		535,653
The Cooper Companies, Inc.	5,300		271,890
United Surgical Partners International, Inc.*	15,825	[2]	508,774
Total Health Care			4,349,660
Industrials - 20.0%
Actuant Corp., Class A	6,635	[2]	370,233
Aeroflex, Inc. *	37,300		400,975
Carlisle Co., Inc.	3,700		255,855
Chicago Bridge & Iron Co. N.V.	16,650		419,747
ChoicePoint, Inc.*	10,050		447,326
CoStar Group, Inc.*	7,025	[2]	303,269
DeVry, Inc.*	24,075	[2]	481,500
ElkCorp.	9,925		334,076
Hewitt Associates, Inc., Class A*	11,900	[2]	333,319
Intermagnetics General Corp.*	12,075	[2]	385,193
Laureate Education, Inc. *	10,950		574,984
Mobile Mini, Inc.*	10,750		509,550
MSC Industrial Direct Co., Class A	13,750	[2]	553,025
Navigant Consulting, Inc.*	13,800		303,324
NCI Building Systems, Inc.*	9,050	[2]	384,444
Pentair, Inc.	10,300	[2]	355,556
Providence Service Corp.*	5,625		161,944
Si International, Inc. *	7,500		229,275
UTI Worldwide, Inc.	6,575		610,422
Total Industrials			7,414,017
Information Technology - 27.2%
Acxiom Corp.	12,750	[2]	293,250
Alliance Data Systems Corp.*	8,350	[2]	297,260
ATMI, Inc.*	19,350	[2]	541,219
Avid Technology, Inc.*	10,825	[2]	592,776
Avocent Corp.*	21,600		587,303
Benchmark Electronics, Inc.*	14,025	[2]	471,661
Ceridian Corp.*	18,650		463,453
Digitas, Inc.*	26,025		325,833
Diodes, Inc.*	10,125		314,381
Fair Isaac Corp.	6,293		277,962
FARO Technologies, Inc.*	4,650	[2]	93,000
FEI Co.*	11,050	[2]	211,829
International Rectifier Corp.*	7,425	[2]	236,858
MAXIMUS, Inc.	13,700		502,652
MPS Group, Inc.*	23,575		322,270
NCI, Inc., Class A*	11,750		161,328
NICE Systems, Ltd. *	5,600		269,696
OPNET Technologies, Inc.*	19,750		181,503
Photon Dynamics, Inc.*	10,250	[2]	187,370
Polycom, Inc.*	19,450		297,585
Progress Software Corp.*	13,850		393,063
Radisys Corp.*	18,375	[2]	318,623
RightNow Technologies, Inc.*	10,050		185,523
Rogers Corp.*	8,625	[2]	337,928
SRA International, Inc.*	11,925		364,190
Symmetricom, Inc.*	21,125	[2]	178,929
Tekelec*	36,275	[2]	504,222

The accompanying notes are an integral part of these financial statements.

Managers Small Company Fund

Schedule of Portfolio Investments (continued)

Security Description	Shares		Value
Information Technology (continued)
Tessera Technologies, Inc.*	9,150		$236,528
UNOVA, Inc.*	14,950	[2]	505,309
Valueclick, Inc.*	22,750	[2]	412,003
Total Information Technology			10,065,507
Materials - 1.0%
Albemarle Corp.	9,275		355,696
Total Common Stocks (cost $26,363,684)			34,287,703
Other Investment Companies - 35. 9%[1]
Bank of New York Institutional Cash Reserves Fund, 4.30%[3]	9,249,211		9,249,211
JPMorgan Prime Money Market Fund Institutional Class Shares, 4.14%	4,011,129		4,011,129
Total Other Investment Companies (cost $13,260,340)			13,260,340
Total Investments -128.6% (cost $39,624,024)			47,548,043
Other Assets, less Liabilities - (28.6)%			(10,554,682)
Net Assets -100.0%			$36,993,361

The accompanying notes are an integral part of these financial statements.

Managers International Equity Fund

Portfolio Manager Comments

The Managers International Equity Fund’s (the “Fund”) objective is to achieve long-term capital appreciation. Income is the Fund’s secondary objective.

The Managers International Equity Fund ordinarily invests at least 80% of assets in equity securities, and 65% of the assets in common and preferred stocks of companies domiciled outside the United States. The Fund intends to diversify investments among countries and normally to hold securities of non-U.S. companies in not less than three countries. Investments may be made in companies in developed as well as developing countries. The Fund may invest in fixed-income securities denominated in both foreign and domestic currencies and may engage in currency hedging strategies. The Fund may invest in companies of any size. The MSCI EAFE Index is the benchmark for the Fund.

The Portfolio Managers

The Fund employs multiple portfolio managers who specialize in distinct investment approaches. This “intelligence diversification” not only serves to manage risk, but also helps us tap the markets’ full potential by focusing different analytical insights on each class of investment. Fund management strives to achieve this performance and diversification while ensuring that the Fund operates within the framework of its investment objective and principal investment strategies.

Bernstein Investment Research and Management

Bernstein’s approach to investing is value-based and research driven. The thesis of Bernstein is that human nature leads investors to buy and sell financial assets based on an overreaction to near-term events as they confuse temporary or cyclical characteristics with structural change. Thus, short-term problems, which cause profits and stocks to decline, can create buying opportunities, as investors underestimate the potential for corrective strategies to restore long-term earnings power. The investment team, led by Kevin Simms, attempts to exploit this by using research to separate fact from emotion.

The primary driver of Bernstein’s performance is research-driven security selection. They begin with a broad universe of all companies within the countries of the MSCI All Country World Index ex-U.S. universe with a market capitalization greater than $750 million. The investment team screens this universe with a proprietary return model in order to identify the companies with the most attractive value attributes. The model derives an expected return for each company within the universe by assessing companies both from a global industry-based perspective and from a country-based standpoint, based on such factors as price to cash earnings, price to book, return on equity, and price momentum.

The ideal company exhibits many of the following traits:

•	Strong fundamentals

•	Sound future business prospects

Portfolio Construction

•	Initial investable universe is comprised of all companies within the countries of the MSCI All Country World Index ex-U.S. universe with a market capitalization greater than $750 million.

•	Investment team screens this universe with a proprietary return model in order to identify the companies with the most attractive value attribute

•	The model derives an expected return for each company within the universe by assessing companies both from a global industry-based perspective and from a country-based standpoint

•	Factors include price to cash earnings, price to book, return on equity, and price momentum

•	Analysts perform extensive research, focusing on the most attractively valued stocks

•	They then build detailed spreadsheets of historical and projected balance sheet and income statement information in order to estimate:

•	Normalized earnings power

•	Cash flow and asset values for each company for the next five years

•	Perform simulations to see the potential impact of changes in various financial statement components

•	Analysts present their estimates and ratings for each security to the Research Review Committee of the Investment Policy Group (IPG)

•	The Committee challenges the analyst’s assumptions and conclusions to ensure they are sound.

The Portfolio

•	Typically holds 35-70 stocks

•	Initial stock weightings are 0.5 - 3.5%

•	Maximum 8%

The following factors influence the sell decision when:

•	A stock has achieved Bernstein’s forecasted target of fair value

•	A change in the long-term earnings forecast reduces the price target to current market levels

Lazard Investment Management, LLC

Portfolio manager, William (Willy) Holzer believes that there is a single global economy and marketplace within

Managers International Equity Fund

Portfolio Manager Comments (continued)

which everything is connected. Within this single market it is important to distinguish between three types of companies: Domestic companies are those which produce, sell and raise capital all in their home country; International companies are those which produce at home, but sell their products and raise capital anywhere in the world; Global companies are those which produce, sell and raise capital anywhere. Willy will invest in any of these types in order to capitalize on a theme; however, he prefers global companies which generally have the flexibility and resources to exploit global trends.

Willy Holzer can be described as a “top-down” thematic investor, whose themes are based on “bottom-up” observations and company analysis. He views the world as a single global economic unit as opposed to a collection of separate country economies. Willy focuses his efforts by first analyzing the connections within the global economy, and from this analysis develops global investment themes. These themes target the segments of the global economy that he believes are most likely to provide attractive long term investment returns, and which also represent an asymmetric investment opportunity in the investor’s favor.

The ideal company exhibits many of the following traits:

•	Attractive fundamentals

•	Reasonable valuations

•	Strong company management

Portfolio Construction

•	Portfolio manager leverages stock ideas and research from top-down “themes” based on “bottom-up” observations and company analysis.

•	Constructs portfolio around about 10 investment themes to diversify opportunity sets and provide risk benefits.

•	Portfolio heavily weights large capitalization, multi-managed companies

•	Concentrated in the developed markets

•	May have operations or distribution in the emerging markets.

The Portfolio

•	Portfolio typically holds 70-90 stocks

•	Initial stock weightings are 1.0 - 1.5%

•	Maximum 3%

•	Relatively low turnover in the 30% to 40% annual range

The following factors influence the sell decision when:

•	Exceeds price expectations

•	Underperforms global universe

•	Theme matures

Wellington Management Company, LLP

Jean-Marc Berteaux and Andrew S. Offit’s investment philosophy is built on the beliefs that industry is the dominant competitive factor for companies, that companies can dominate industries on a global basis, and that expectations about companies, specifically earnings, drive stock prices. The focus is to identify industry leaders where their earnings forecasts are ahead of market expectations, and where they’ve identified the key drivers for the earnings.

The initial investable universe for the investment team at Wellington Management Company LLP (“Wellington Management”) is comprised of companies in the MSCI EAFE Index with market capitalizations greater than US$1 billion. These companies are researched by Wellington Management’s global industry analysts who perform intensive ongoing fundamental research. Fundamental research consists of comprehensive company meetings, earnings modeling, and valuation analysis. The focus of this research is to update an ongoing assessment of management, current business challenges and aggregate industry trends. Thorough analysis is done in preparation for and following company contacts to ensure that “the numbers support the story”: that the strategy and challenges outlined by management are coming through in financial results.

The ideal company exhibits many of the following traits:

•	Identified earnings drivers

•	Above consensus earnings growth expectations

•	Multiple expansion potential

•	Reasonable valuation levels

Portfolio Construction

•	The portfolio typically holds 50-80 stocks

•	Cash levels are maintained at less than 10% of assets

•	Maximum of 10% is committed to any single holding

•	Active sector allocations are entirely built from stock selection

Managers International Equity Fund

Portfolio Manager Comments (continued)

•	Country allocation is an implicit result of stock selection

•	Some consideration is given to ensuring country diversification

•	Emerging market exposure maximum of 15%

The portfolio management team may sell an investment when:

•	They see deteriorating earnings drivers or company fundamentals

•	Trend of earnings growth decelerates

•	They see limited upside potential left in the stock price

The Year in Review

For the year 2005, the Managers International Equity Fund returned 15.30% vs. 13.54% for the MSCI EAFE Index (EAFE).

It was a stellar year for foreign developed equity markets, but 2005 proved to be an even better year for emerging markets. While EAFE was up 13.54%, the MSCI Emerging Markets Index returned an astounding 34.54%. The subadvisors to the Fund recognized the compelling opportunities with the emerging markets space throughout the year, and exposure to stocks in countries such as South Korea, Brazil, South Africa, and Mexico contributed positively to the Fund’s overall performance.

From a sector standpoint, the materials sector within EAFE performed extremely well, advancing 28% during the year. On the other hand, the telecommunications sector lagged all other sectors, falling by 12% during 2005. From a relative performance standpoint, the Fund’s overweight to materials throughout the year was therefore additive to performance, and an underweight to telecommunications was also beneficial. The main driver behind the Fund’s performance, however, was strong stock selection, particularly in the financials sector. Strong stock selection within energy and consumer discretionary also proved beneficial. Within financials, Japanese firm Orix turned in very strong returns of 87% for the year, buoyed by strong earnings. Korean-based Kookmin bank, up 93% in 2005, was also a top contributor to Fund performance. Additionally, Lazard’s Japanese real estate theme paid off handsomely; Mitsubishi Estate Company (+77%), Mitsui Fudosan Company (+67%), and Sumitomo Realty & Development Company (+67%) were all among the top contributors to absolute Fund performance.

2005 was a very strong year for energy stocks. The Fund’s subadvisors were able to take advantage of this strength, maintaining an overweight in this sector for much of the year while energy stocks soared, then trimming back on exposure to the sector as energy stocks started to fall off during the fourth quarter. Canadian energy stocks EnCana and Petro-Canada were strong contributors to absolute and relative performance, as both were up over 50% during the year. Petroleo Brasileiro also performed quite well, up 78% for the year. Heading into 2006, the Fund is slightly underweight the energy sector, as the subadvisors trimmed exposure to energy stocks in the fourth quarter based on a combination of factors including high valuations and concerns regarding fundamentals.

Within consumer discretionary, Continental AG performed well, up 39% for the year 2005 as the international automotive supplier continued to boost its sales and earnings. Additionally, while Hyundai Motor Company and Kia Motors both represented small portions of the portfolio, their respective 80% and 149% returns for the year were certainly beneficial to Fund performance.

While stock selection overall was a positive for the Fund, one stock in particular took a substantial hit to performance during the first quarter and wound up costing the Fund over 100 basis points in relative and absolute performance. That stock was Elan. Growth-oriented subadvisor Wellington held a large position in Elan in the first quarter of 2005. Wellington bought the stock based on its belief that Elan’s multiple sclerosis drug Tysabri would lead to strong revenue growth. The drug had successfully completed years of clinical trials and had been approved for use by the FDA. In February of 2005, Elan voluntarily pulled Tysabri from the market after a patient taking the drug died and another developed a serious disease of the central nervous system, causing the stock to fall over 70% in one day. Wellington subsequently sold its entire position in Elan. On a positive note, however, health care company Teva Pharmaceutical Industries contributed positively to Fund performance; the stock rose 45% during 2005 and 29% during the fourth quarter alone as it posted strong earnings and received final FDA approval for Azithromycin, its generic version of Pfizer’s antibiotic Zithromax.

Looking Forward

Heading into 2006, the Fund’s subadvisors are still finding compelling opportunities in Canadian and emerging markets stocks. Conversely, the Fund’s largest relative country underweights are to the United Kingdom and Australia. From a sector perspective, the Fund’s largest absolute weighting is in financials. The Fund’s allocation to financials has increased slightly over the past several months, driven in part by subadvisor Wellington finding compelling growth opportunities within that sector, particularly among non-U.S. investment banks.

Cumulative Total Return Performance

International Equity’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all distributions were reinvested. The Morgan Stanley Capital International Europe, Australia, Far East (MSCI EAFE)

Managers International Equity Fund

Portfolio Manager Comments (continued)

Index (“EAFE”) is composed of over 1,000 large, publicly traded stocks in 22 developed non-U.S. markets. Among the countries included are Australia, France, Germany, Italy, Japan, Singapore, Spain and the United Kingdom. Unlike the Fund, the EAFE is unmanaged, is not available for investment, and does not incur expenses. The Index assumes reinvestment of dividends. This chart compares a hypothetical $10,000 investment made in International Equity on December 31,1995, to a $10,000 investment made in the EAFE for the same time period. The chart is not intended to imply any future performance of the Fund. The graph and chart do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for International Equity and the EAFE since December 31,1995 through December 31, 2005.

Average Annual Total Returns:	1 Year	5 Years	10 Years
International Equity Fund	15.30%	2.46%	6.37%
MSCI EAFE Index	13.54%	4.55%	5.84%

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For performance information through the most recent month end please call (800) 835-3879 or visit our Web site at www.managersinvest.com.

Investments in foreign securities are subject to additional risks such as changing market conditions, economic and political instability, and currency exchange rate fluctuations.

The table below displays a full breakdown of the sector allocation of the Fund as well as the top ten positions as of December 31, 2005.

Top Ten Holdings (out of 196 securities)	% Fund
ORIX Corp.	1.7%
Credit Suisse Group	1.7
Muenchener Rueckversicherungs AG	1.6
ING Groep NV *	1.5
BP PLC *	1.5
Ericsson (LM), Class B	1.3
Standard Chartered, PLC.	1.3
Mitsubishi Estate Co., Ltd.	1.3
Seven & I Holdings Co., Ltd.	1.2
Mitsui Fudosan Co., Ltd.	1.2

Top Ten as a Group	14.3%

*	Top Ten Holding at June 30, 2005

Portfolio Breakdown	% Fund	MSCI EAFE
Financials	32.6%	30.9%
Consumer Discretionary	13.4	12.4
Materials	11.5	10.5
Information Technology	9.9	9.2
Industrials	9.2	7.8
Consumer Staples	8.7	8.1
Energy	7.5	7.2
Health Care	6.4	5.9
Telecommunication Services	2.9	2.7
Utilities	2.9	2.7
Other Assets and Liabilities	(5.0)	2.2
Bonds and Other Assets	0.0	0.3
Other Equities	0.0	0.1

	100%	100%

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Any securities discussed may no longer be held in the account’s portfolio. It should not be assumed that any of the securities transactions discussed were or will prove to be profitable, or that the investment recommendations we make in the future will be profitable.

Managers International Equity Fund

Portfolio Manager Comments (continued)

Country	Managers International Equity Fund*	MSCI EAFE Index
Argentina	0.00%	0.00%
Brazil	1.3	0.0
Chile	0.0	0.0
China	0.2	0.0
Colombia	0.0	0.0
Czech Republic	0.0	0.0
Egypt	0.0	0.0
Hungary	0.3	0.0
India	0.3	0.0
Indonesia	0.0	0.0
Israel	0.5	0.0
Jordan	0.0	0.0
South Korea	3.8	0.0
Malaysia	0.0	0.0
Mexico	1.2	0.0
Morocco	0.0	0.0
Pakistan	0.0	0.0
Peru	0.2	0.0
Philippines	0.0	0.0
Poland	0.0	0.0
Russia	0.0	0.0
South Africa	1.0	0.0
Taiwan	1.3	0.0
Thailand	0.0	0.0
Turkey	0.0	0.0
Venezuela	0.0	0.0

Country	Managers International Equity Fund*	MSCI EAFE Index
Australia	0.7%	5.2%
Austria	0.0	0.4
Belgium	1.4	1.2
Denmark	0.0	0.8
Finland	0.6	1.4
France	10.3	9.3
Germany	8.4	6.8
Greece	0.0	0.6
Hong Kong	3.1	1.7
Ireland	0.6	0.8
Italy	1.6	3.8
Japan	23.5	25.6
Netherlands	4.0	3.4
New Zealand	0.0	0.2
Norway	0.0	0.7
Portugal	0.0	0.3
Singapore	1.8	0.8
Spain	1.9	3.7
Sweden	1.7	2.4
Switzerland	6.4	6.9
United Kingdom	15.2	24.0
Canada	5.4	0.0
United States	2.3	0.0
Luxembourg	1.0	0.0

	100%	100%

*	As a percent of total market value of common stocks on December 31, 2005.

Managers International Equity Fund

Schedule of Portfolio Investments

December 31, 2005

Security Description	Shares		Value
Common Stocks - 105.0%
Consumer Discretionary - 13.4%
Adidas - Salomon AG (Germany)	5,721		$1,081,961
Carphone Warehouse Group, The (United Kingdom)	374,753		1,786,275
Continental AG (Germany)*	25,800		2,287,530
Daiwa House Industry Co., Ltd. (Japan)	92,000		1,438,182
Dentsu, Inc. (Japan)	124		404,786
EMI Group PLC (United Kingdom)	352,397		1,468,847
George Wimpey PLC (United Kingdom)	89,700		742,752
Grupo Televisa S. A. (Mexico)	18,000		1,449,000
Honda Motor Co., Ltd. (Japan)	38,800		2,239,284
Hyundai Motor Co., Ltd. (South Korea)	4,100		390,042
Kingfisher PLC (United Kingdom)	175,576		716,000
Koninklijke (Royal) Phillips Electronics N.V. (Netherlands)*	25,008		776,692
LG Electronics, Inc. (South Korea)	4,160		363,086
LVMH Moet Hennessy Louis Vuitton SA (France)	14,411		1,279,335
Matsushita Electric Industrial Co Ltd (Japan)	34,000		655,300
Pearson PLC (United Kingdom)	61,953		732,645
Pinault-Printemps-Redoute SA (France)*	5,910		665,738
Publicis Groupe (France)	31,038		1,080,620
Renault SA (France)	23,200		1,889,011
SES GLOBAL (France)	88,145		1,544,305
Shanghai Forte Land Company Ltd. (Hong Kong)	224,000		76,548
Sharp Corp. (Japan)	64,000		973,785
Swatch Group AG, The (Switzerland)	14,471		437,904
Toyota Motor Corp. (Japan)	27,800		1,452,386
Whitbread PLC (United Kingdom)	53,742		876,659
Wolters Kluwer NV (Netherlands)	40,200		813,431
Total Consumer Discretionary			27,622,104
Consumer Staples - 8.7%
British American Tobacco PLC (United Kingdom)	80,900		1,807,810
Delhaize Le Lion (Belgium)	23,300		1,525,391
Diageo PLC (United Kingdom)	74,846		1,081,631
Foster’s Group, Ltd. (Australia)	176,000		718,413
Heineken N.V. (Netherlands)	22,146		702,237
Interbrew (Belgium)	18,155		789,482
J Sainsbury PLC (United Kingdom)	207,300		1,124,019
Japan Tobacco, Inc. (Japan)	103		1,505,982
Koninklijke Ahold N.V. (Netherlands)*	119,359		895,847
L’Oreal SA (France)*	9,000		668,538
Metro AG (Germany)	8,600		414,364
Nestle SA, Registered (Switzerland)	3,672		1,096,601
Reckitt Benckiser PLC (United Kingdom)	38,167		1,258,669
Royal Numico NV (Netherlands)*	14,345		594,938
Seven & I Holdings Co., Ltd. (Japan)*	58,540		2,506,694
Tate & Lyle PLC (United Kingdom)	76,200		737,509
Tesco PLC (United Kingdom)	65,900		375,628
Yamazaki Baking Co., Ltd. (Japan)	29,000		236,253
Total Consumer Staples			18,040,006
Energy - 7.5%
BP PLC (United Kingdom)	283,500		3,035,522
Canadian Natural Resources, Ltd. (Canada)	36,700		1,819,451
China Petroleum and Chemical Corp., Class H (Hong Kong)	924,000	[2]	460,439
EnCana Corp. (Canada)	22,968	[2]	1,038,495
Eni S.p.A. (Italy)	83,298		2,327,542
MOL Magyar Olaj-es Gazipari Rt. (Hungary)*	6,100		572,462
Petroleo Brasileiro SA, Sponsored ADR (Brazil)	22,400		1,441,888
Repsol YPF, S.A. (Spain)	59,300	[2]	1,735,862
Suncor Energy Inc (Canada)	16,300		1,028,101
Total SA (France)	7,888	[2]	1,989,148
Total Energy			15,448,910
Financials - 32.6%
Allianz AG (Germany)	13,190		1,995,162
Assurances Generales de France (France)	18,300		1,812,840
Aviva PLC (United Kingdom)	126,100		1,528,747
Banco Bilbao Vizcaya Argentaria SA (Spain)	39,348	[2]	702,511
Bank of East Asia, Ltd. (Hong Kong)	183,800		555,250
BNP Paribas SA (France)	13,400	[2]	1,082,483
CapitaLand Ltd. (Singapore)	230,000		475,188
China Overseas Land & Investment Ltd. (Hong Kong)	952,000		407,086
Commerzbank AG (Germany)	35,593		1,093,198
Credit Agricole SA (France)	5,800	[2]	182,348
Credit Suisse Group (Switzerland)	70,122		3,571,939
Daiwa Securities Group, Inc. (Japan)	104,000		1,178,551
DBS Group Holdings, Ltd. (Singapore)	122,000		1,208,729
Depfa Bank PLC (Ireland)*	56,860		836,754
Deutsche Boerse AG (Germany)*	9,536		975,332
Deutsche Postbank AG (Germany)	7,900		458,098
Friends Provident PLC (United Kingdom)	53,100		173,013
Hana Financial Group, Inc. (South Korea)*	16,130		737,194
Hang Seng Bank, Ltd. (Hong Kong)	56,300		733,866
HBOS PLC (United Kingdom)	109,200		1,863,071

The accompanying notes are an integral part of these financial statements.

Managers International Equity Fund

Schedule of Portfolio Investments (continued)

Security Description	Shares		Value
Financials (continued)
HDFC Bank Ltd. (India)	15,700		$246,287
Henderson Land Development Co., Ltd. (Hong Kong)	155,000	[2]	727,739
Hong Kong Exchanges & Clearing, Ltd. (Hong Kong)	216,000		895,608
ING Groep NV (Netherlands)	89,117		3,091,464
Japan Retail Fund Investment Corp. (Japan)	76		589,462
KBC Bank & Insurance Group, Inc. (Belgium)	7,798		725,958
Kennedy-Wilson Japan (Japan)	57		359,164
KK DaVinci Advisors (Japan)*	78		586,348
Kookmin Bank (South Korea)	27,474		2,070,625
Millea Holdings, Inc. (Japan)	76		1,310,741
Mitsubishi Estate Co., Ltd. (Japan)	125,000		2,588,377
Mitsubishi Tokyo Financial Group, Inc. (Japan)	73		994,096
Mitsui Fudosan Co., Ltd. (Japan)	120,000		2,429,482
Muenchener Rueckversicherungs AG (Germany)	24,599		3,334,435
Nikko Cordial Corp. (Japan)	43,500		692,101
Nomura Holdings, Inc. (Japan)	104,000		2,001,973
NTT Urban Development Corp. (Japan)	22	[2]	145,723
ORIX Corp. (Japan)	14,100		3,588,867
Royal Bank of Scotland Group PLC (United Kingdom)	66,100		1,994,712
Shinhan Financial Group Co., Ltd. (South Korea)	24,090		968,894
Shinsei Bank, Ltd. (Japan)	220,000		1,275,461
Shun TAK Holdings, Ltd. (Hong Kong)	300,000		275,644
Societe Generale (France)*	13,900	[2]	1,708,209
Standard Chartered, PLC. (United Kingdom)	119,023		2,648,457
Sumitomo Mitsui Financial Group, Inc. (Japan)	202		2,134,000
Sumitomo Realty & Development Co., Ltd. (Japan)	107,000		2,323,975
Sun Hung Kai Properties, Ltd. (Hong Kong)	74,000	[2]	718,710
Swiss Reinsurance (Switzerland)	15,810		1,155,295
UBS AG (Switzerland)	14,250		1,354,473
Unibail (France)	6,571	[2]	874,043
UniCredito Italiano SpA (Italy)	172,231		1,187,332
Zurich Financial Services AG (Switzerland)	3,100		659,723
Total Financials			67,228,738
Health Care - 6.4%
Eisai Co., Ltd. (Japan)	23,900		1,006,673
Essilor International SA (France)	15,371		1,240,126
GlaxoSmithKline PLC (United Kingdom)	77,000		1,943,821
Merck KGaA (Germany)	17,750		1,469,938
Roche Holding AG(Switzerland)*	9,130		1,368,954
Sanofi-Synthelabo SA (France)	24,525		2,147,097
Schering AG (Germany)	11,579		775,325
Serono SA (Switzerland)	1,834		1,456,388
Shionogi & Co., Ltd. (Japan)	10,000		140,589
Taisho Pharmaceutical Co., Ltd. (Japan)	34,000		637,034
Teva Pharmaceutical Industries, Ltd., Sponsored ADR (Israel)	23,600	[2]	1,015,036
Total Health Care			13,200,981
Industrials - 9.2%
ABB, Ltd. (Switzerland)*	154,500		1,503,429
ALSTOM (France)*	12,843		737,598
Atlas Copco AB (Sweden)	16,800		374,225
BAE Systems PLC (United Kingdom)	117,500		772,370
Canadian Pacific Railway Ltd (Canada)	3,600	[2]	150,850
Dai Nippon Printing Co., Ltd. (Japan)	42,000		747,216
East Japan Railway Co. (Japan)	54		370,685
European Aeronautic Defense and Space Co.(Netherlands)	31,820	[2]	1,199,984
FANUC, Ltd. (Japan)	20,000	[2]	1,698,812
Hutchison Whampoa, Ltd. (Hong Kong)	108,000		1,025,919
Komatsu Ltd. (Japan)	46,000		760,403
Koyo Seiko Co., Ltd. (Japan)	34,000		633,613
Kuehne & Nagel International AG (Switzerland)	3,163		892,196
Macquarie Infrastructure Group (Australia)	145,572		378,092
MAN AG (Germany)*	18,400		981,210
Mitsubishi Corp. (Japan)	37,000		816,913
Mitsui O.S.K. Lines, Ltd. (Japan)	27,000		236,140
RT Group PLC (United Kingdom)	360,539		24,812
Ryanair Holdings PLC (Ireland)*	10,000	[2]	559,900
Siemens AG (Germany)	15,356		1,314,409
SNC-Lavalin Group, Inc. (Canada)	10,000		656,372
Toll Holdings, Ltd. (Australia)	35,878		390,366
Tostem Inax Holding Corp. (Japan)	32,000		639,310
Yamato Transport Co., Ltd. (Japan)	121,000		2,011,827
Total Industrials			18,876,651
Information Technology - 9.9%
Altran Technologies SA (France)*	45,386		510,403
ASML Holding N.V. (Netherlands)	36,143		724,404
Au Optronics Corp., Sponsored ADR (Taiwan)	26,800		402,268
Canon, Inc. (Japan)	37,900	[2]	2,224,734
Chi Mei Optoelectronics Corp., GDR (Taiwan)	1,819		26,917

The accompanying notes are an integral part of these financial statements.

Managers International Equity Fund

Schedule of Portfolio Investments (continued)

Security Description	Shares		Value
Information Technology (continued)
Compal Electronics, Inc. (Taiwan)	155,395	[2]	$700,256
Dassault Systemes SA (France)	25,915		1,461,872
Ericsson (LM), Class B (Sweden)	781,000		2,690,921
Flextronics International, Ltd. (Singapore)*	64,500	[2]	673,380
Keyence Corp. (Japan)	3,800		1,080,662
Logitech International S.A. (Switzerland)*	16,724		786,961
Nippon Electric Glass Co., Ltd. (Japan)	70,000		1,535,442
Nokia Oyj (Finland)	77,350		1,418,530
Research In Motion, Ltd. (Canada)*	9,900	[2]	653,499
Samsung Electronics Co., Ltd. (South Korea)	3,536		2,274,916
Softbank Corp. (Japan)	21,900	[2]	924,933
Taiwan Semiconductor Manufacturing Co., Ltd., Sponsored ADR	187,814		1,861,237
Yokogawa Electric Corp. (Japan)	26,500		452,382
Total Information Technology			20,403,717
Materials - 11.5%
Air Liquide Sante International (France)	4,001		769,338
Alcan, Inc. (Canada)	22,504		924,591
Anglo American PLC (United Kingdom)	20,817		710,205
Aracruz Celulose SA (Brazil)	19,500	[2]	780,195
Arcelor (Luxembourg)	93,200		2,308,086
Bayer AG (Germany)*	29,596		1,238,021
BOC Group PLC (United Kingdom)	46,378		956,687
Cameco Corp. (Canada)	12,200		773,358
China Shenhua Energy Co., Ltd. (China)*	359,000		395,415
Cia de Minas Buenaventura SA (Peru)	17,200		486,760
Compania Vale do Rio Doce – ADR (Brazil)	14,900	[2]	612,986
Gold Fields, Ltd. (South Africa)	65,500	[2]	1,162,226
Goldcorp, Inc. (Canada)	56,000		1,247,710
Impala Platinum Holdings, Ltd. (South Africa)	27,300		1,002,901
Inco, Ltd. (Canada)	15,500	[2]	675,335
JFE Holdings, Inc. (Japan)	49,100		1,643,074
JSR Corp. (Japan)	43,400		1,140,854
Meridian Gold, Inc. (Canada)*	37,700		826,355
Placer Dome, Inc. (Canada)	79,400		1,818,253
POSCO (South Korea)	6,900		1,372,838
Rio Tinto PLC (United Kingdom)	14,414		658,730
Svenska Cellulosa AB (Sweden)*	21,000	[2]	784,999
Xstrata PLC (United Kingdom)	60,716		1,420,371
Total Materials			23,709,288
Telecommunication Services - 2.9%
America Movil, S.A. de C.V. (Mexico)	42,800		1,252,328
Bharti Tele-Ventures Ltd. (India)*	59,200		454,924
Eutelsat Communications (France)*	12,518		179,322
Singapore Telecommunications, Inc. (Singapore)	1,071,857		1,678,471
Sk Telecom Co., Ltd. (South Korea)	1,800		322,087
Vodafone Group PLC (United Kingdom)	1,024,000		2,203,581
Total Telecommunication Services			6,090,713
Utilities - 2.9%
E.ON AG (Germany)*	10,017		1,035,024
Endesa, S.A. (Spain)	65,900	[2]	1,727,029
Hong Kong & China Gas Co., Ltd. (Hong Kong)	527,000		1,124,066
National Grid PLC (United Kingdom)	111,361		1,088,760
Vivendi Environment (France)	22,160		1,002,276
Total Utilities			5,977,155
Total Common Stocks (cost $164,242,483)			216,598,263
Mutual Fund - 0.1%
streetTracks Gold Trust (cost $220,634)	4,500	[2]	232,110
Short-Term Investments - 12.4%[1]
Other Investment Companies - 11.9%
Bank of New York Institutional Cash Reserve Fund, 4.36%[3]	19,785,365		19,785,365
JPMorgan Prime Money Market Fund, Institutional Class Shares, 4.14%	4,821,320		4,821,320
Total Other Investment Companies			24,606,685
Other Short Term Investments - 0.5%[3]
Goldman Sachs Promissory Notes, 4.33%	1,001,091		1,001,091
Total Short-Term Investments (cost $25,607,776)			25,607,776
Total Investments-117.5% (cost $190,070,893)			242,438,149
Other Assets, less Liabilities - (17.5)%			(36,045,022)
Net Assets -100.0%			$206,393,127

The accompanying notes are an integral part of these financial statements.

Managers Emerging Markets Equity Fund

Portfolio Manager Comments

The Managers Emerging Markets Equity Fund’s (the “Fund”) objective is to achieve long-term capital appreciation. The Fund invests at least 80% of its assets in equity securities, i.e., common and preferred stocks of companies located in countries designated by the World Bank or the United Nations to be a developing country or an emerging market, such as most countries in Africa, Asia, Latin America and the Middle East. The Fund may invest in companies of any size. The MSCI EMF Index is the benchmark for the Fund.

The Fund currently employs a subadvisor, Rexiter Capital Management Limited (“Rexiter”), to manage the assets of the Fund. The investment team at Rexiter believes emerging markets are less efficient than developed markets, and an actively managed portfolio, with respect to both country weightings and stock selection, can add value over a market capitalization-weighted index without materially affecting risk. Rexiter’s approach is active on both asset allocation and stock selection. Investment decisions are based on fundamental analysis of countries and stocks. Portfolio management is controlled by a disciplined process that seeks to add to returns through the exploitation of market inefficiency, while at the same time constraining risk.

Rexiter’s investment strategy is to earn investment return and manage investment risk by analyzing and actively managing country and industry exposure, and investing in companies within targeted country and industry ranges that demonstrate strong and most importantly, profitable earnings growth.

The ideal investment exhibits many of the following traits:

•	Ability to generate and maintain strong earnings growth

•	Quality management

•	Strong finances

•	Established market positions across a diversity of companies and industries

Portfolio Construction

•	Use a liquidity-tiered fixed weight benchmark to determine a neutral position for country allocation

•	Employ active country allocations away from this neutral position based upon fundamental analysis of macro- economic variables and equity market valuations

•	Screen companies based on capitalizations and liquidity parameters to analyze roughly 300 companies in detail by:

•	Studying published accounts and accounting policies for the underlying development of earnings

•	Performing a “DuPont Analysis” of return on equity

•	Analyzing the return of invested capital and the economic value added

•	Analyzing the cash flow and capital spending and capital requirements of each company

The investment team will make a sell decision when:

•	The current stock price is not supported by its expectations regarding the company’s future growth potential

•	The political, economic or financial health of the country changes

The Year in Review

Managers Emerging Markets Equity Fund rose 32.53% in 2005, compared with a gain of 34.54% for its benchmark, the MSCI Emerging Markets (MSCI EM) Index. Note that unless otherwise stated, all performance cited in this commentary is in U.S. dollars.

The emerging markets did very well in 2005. Indeed, it has been a tremendous three-year run for emerging markets stocks. Since the end of 2002, the MSCI EM Index has risen 158.2% cumulatively, or 37.2% annualized. There have been several reasons for this performance. First, emerging market stocks (in retrospect) were very attractively valued coming out of the U.S. recession in 2001. Second, the recovery and vigor of the global economy has been very conducive for these markets during this period. Third, and related to the second point, the significant increase in commodities prices has resulted in strong profits within many of the emerging markets, as many EM countries are net suppliers of raw materials. Fourth, emerging market companies have made significant strides to improve both corporate transparency and fundamental productivity. For instance, the weighted average return on equity (ROE) for the companies in the MSCI EM Index rose from just over 15 at the beginning of 2003 to 19.5 at the end of 2005.

For 2005, stocks rose very broadly within the emerging markets. Every region rose by at least 25%, and only one country (Venezuela) declined in dollar terms. Latin America and Europe were the best performing emerging regions during 2005, as they rose in excess of 50% behind the surge in energy prices. By sector, emerging energy stocks rose more than 60%. The worst performing broad sector was industrials, which rose “only” 25.5%.

The Fund generally participated in the continued rally in the emerging markets. The Fund’s Russian holdings and an underweight in Taiwan were two of the more important contributors in the Fund’s performance. The investment team at Rexiter’s fixed-weights approach to portfolio construction often results in an emphasis on the smaller markets. They recently

Managers Emerging Markets Equity Fund

Portfolio Manager Comments (continued)

have had a favorable view on Russia, in particular Russia’s energy companies. During 2005, these holdings appreciated an impressive 85%. The offset to an overweight of smaller markets is that Rexiter typically will underweight the largest markets. Such was the case with Taiwan, which made up an average of 14% of the entire MSCI EM Index during the year. The Fund’s underweight proved beneficial as the Taiwan stock market was up a modest 7% (far less than most EM countries) during 2005.

On the other hand, the Fund did slightly lag the MSCI EM Index during the year. In particular, the Fund’s underweight in South Korea, again, due to Rexiter’s investment discipline, (Korea made up more than 17% of the MSCI EM Index) was costly due to the country’s near-60% total return during 2005. Similarly, the Fund’s Malaysian positions (which made up less than 4% of the MSCI EM Index) did not add much value during the quarter.

Looking Forward

Portfolio manager Murray Davey of Rexiter notes that while the emerging market indexes are coming off of impressive gains in 2005 (and, indeed, over the last three years), the improvement in economic fundamentals seems to have justified the performance. Thus, in his view, emerging markets are not necessarily overvalued at this point. Having said that, he cautions that there is a very real potential for abnormal cash flows to continue into these markets. The nature of these flows (i.e., speculative or not) is difficult, if not impossible, to ascertain. However, the magnitude of investor interest in the asset class does introduce some additional risks into an already fairly risky segment of the market. Thus, there is the potential for some additional liquidity-driven gains in the near-term. Once these flows are absorbed, the key question will be how the fundamentals hold up. If the global economy remains strong, then the emerging markets should continue to offer reasonable gains. However, those gains would likely be far more benign than the performance experienced from 2002 to 2005. If the global economic backdrop sours, then the outlook for emerging markets equities would be far less promising.

Cumulative Total Return Performance

Emerging Markets Equity’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all distributions were reinvested. The Morgan Stanley Capital International Emerging Markets Free (MSCI EMF) Index (“EMF”) is composed of all publicly traded stocks issued by 27 emerging countries including Argentina, Brazil, Chile, Greece, India, Israel, Malaysia, Mexico, the Philippines, Poland and Thailand. MSCI designates nations based upon several factors, the most important being per capita GDP. In cases where restrictions on foreign investment exist, the EMF Index limits its coverage to the opportunity set generally available to foreign investors. Unlike the Fund, EMF is unmanaged, is not available for investment, and does not incur expenses. This chart compares a hypothetical $10,000 investment made in Emerging Markets Equity on February 9, 1998, to a $10,000 investment made in the EMF for the same time period. The chart is not intended to imply any future performance of the Fund. The graph and chart do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for Emerging Markets Equity and the EMF since inception through December 31, 2005.

Average Annual Total Returns:	1 Year	5 Years	Since Inception*
Emerging Markets Equity Fund	32.53%	18.77%	12.59%
MSCI EMF Index	34.54%	19.44%	10.03%

*	Commencement of operations was February 9, 1998.

Managers Emerging Markets Equity Fund

Portfolio Manager Comments (continued)

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For performance information through the most recent month end please call (800) 835-3879 or visit our Web site at www.managersinvest.com.

The Fund is subject to the risks associated with investments in emerging markets, such as erratic earnings patterns, economic and political instability, changing exchange controls, limitations on repatriation of foreign capital, and changes in local governmental attitudes toward private investment, possibly leading to nationalization or confiscation of investor assets.

The table below displays a full breakdown of the sector allocation of the Fund as well as the top ten positions as of December 31, 2005.

Top Ten Holdings (out of 79 securities)	% Fund
Companhia Energetica de Minas Gerais *	2.0%
Hon Hai Precision Industry Co., Ltd.	1.9
LUKOIL Holdings, ADR	1.9
Samsung Electronics Co., Ltd., GDR	1.9
TAM S.A.	1.8
Shihan Financial Group Co., Ltd.	1.8
Angelo American PLC	1.8
Sanlam, Ltd.*	1.7
Richter Gedeon Rt *	1.7
Advanced Semiconductor Engineering, Inc.	1.7

Top Ten as a Group	18.2%

*	Top Ten Holding at June 30, 2005

Portfolio Breakdown	% Fund	MSCI EAFE
Financials	21.2%	20.7%
Information Technology	12.5	12.4
Telecommunication Services	12.1	12.1
Industrials	12.1	14.4
Materials	9.0	10.0
Consumer Discretionary	8.4	9.7
Energy	8.2	8.1
Consumer Staples	5.1	5.1
Utilities	2.7	4.7
Health Care	1.7	1.7
Other Assets and Liabilities	7.0	1.2

	100%	100%

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Any securities discussed may no longer be held in the account’s portfolio. It should not be assumed that any of the securities transactions discussed were or will prove to be profitable, or that the investment recommendations we make in the future will be profitable.

Country	Managers Emerging Markets Equity Fund*	MSCI EMF Index
Argentina	0.00%	0.00%
Brazil	12.5	10.2
Chile	1.7	1.7
China	3.1	7.7
Colombia	0.7	0.4
Czech Republic	1.7	0.9
Egypt	0.0	0.8
Hungary	1.7	1.2
India	7.5	6.0
Indonesia	4.3	1.4
Israel	2.1	2.9
Jordan	0.0	0.3
South Korea	14.4	18.7
Malaysia	6.5	2.9
Mexico	4.1	6.3
Morocco	0.0	0.2
Pakistan	0.0	0.3
Peru	0.0	0.5
Philippines	0.4	0.5
Poland	0.0	1.7
Russia	8.2	5.3
South Africa	6.2	10.6
Taiwan	11.4	14.5
Thailand	3.8	1.8
Turkey	4.8	2.2
Venezuela	0.0	0.1
Hong Kong	1.6	0.0
United Kingdom	1.8	0.0
Canada	0.0	0.0
United States	1.0	0.0
Bermuda	0.5	0.0

	100%	100%

*	As a percent of total market value of common stocks on December 31, 2005.

Managers Emerging Markets Equity Fund

Schedule of Portfolio Investments

December 31, 2005

Security Description	Shares		Value
Common Stocks - 93.0%
Consumer Discretionary - 8.4%
Astra International Tbk PT (Indonesia)	1,854,000		$1,912,207
Consorcio ARA, S.A. de C.V. (Mexico)	330,000		1,443,217
Cosco Pacific, Ltd. (Bermuda)	464,000		847,916
Genting Berhad (Malaysia)	292,300		1,655,779
Hankook Tire Co., Ltd. (South Korea)	91,810		1,281,450
Hyundai Motor Co., Ltd. (South Korea)	3,430		326,303
Land and Houses PCL (Thailand)	5,000,000	[2]	1,019,206
Maruti Udyog Ltd. (India)	95,533		1,351,411
Total Consumer Discretionary			9,837,489
Consumer Staples - 5.1%
Cia Brasileira de Distribuicao Grupo Pao de Acucar (Brazil)	56,000	[2]	1,842,400
IOI Corp., Berhad (Malaysia)	476,000		1,561,688
IOI Oleochemical Industries Berhad (Malaysia)	416		1,288
ITC, Ltd. (India)	350,000		1,104,215
Shinsegae Co., Ltd. (South Korea)	3,500		1,525,344
Total Consumer Staples			6,034,935
Energy - 8.2%
China Petroleum and Chemical Corp., Class H (Hong Kong)	3,731,000		1,859,198
LUKOIL Holdings, ADR (Russia)	37,006		2,201,857
Oil & Natural Gas Corp., Ltd. (India)	59,702		1,558,992
Petroleo Brasileiro S.A., Sponsored ADR (Brazil)	20,500	[2]	1,461,035
PTT Public Co., Ltd. (Thailand)	172,600		942,411
Surgutneftegaz Sponsored ADR (Russia)	28,180	[2]	1,535,810
Total Energy			9,559,303
Financials - 21.2%
ABSA Group Ltd. (South Africa)	119,267		1,901,740
Banco Nossa Caixa SA (Brazil)*	64,547		963,388
Bancolombia S.A. (Colombia)	28,600		824,538
Bank Hapoalim, Ltd. (Israel)	345,470		1,593,416
Fubon Financial Holding Co., Ltd. (Taiwan)	1,705,000		1,466,228
Grupo Financiero Banorte S.A. de C.V. (Mexico)	807,476		1,672,290
Haci Omer Sabanci Holding AS (Turkey)	329,828		1,858,988
Kookmin Bank, Sponsored ADR (South Korea)	25,248	[2]	1,886,278
PT Bank Central Asia, Tbk (Indonesia)	1,750,000		602,260
PT Bank Rakyat Indonesia (Indonesia)	2,211,000		677,072
Samsung Fire & Marine Insurance Co., Ltd. (South Korea)	10,900		1,369,827
Sanlam, Ltd. (South Africa)	850,883		2,044,443
Savings Bank of The Russian Federation (Russia)	13,400	[2]	1,755,400
Shinhan Financial Group Co., Ltd. (South Korea)	51,890		2,087,004
SM Investments Corp. (Philippines)	106,080		479,331
SM Prime Holdings, Inc. (Philippines)	800		119
Turkiye Is Bankasi (Isbank) (Turkey)	218,155		1,877,357
Uniao de Bancos Brasileiros SA (Brazil)	28,620	[2]	1,819,373
Total Financials			24,879,052
Health Care - 1.7%
Richter Gedeon Rt (Hungary)	11,280		2,027,740
Industrials - 12.1%
Alfa, S.A. (Mexico)	312,318		1,733,060
Barloworld Ltd. (South Africa)	98,202		1,717,950
China Shipping Development Co., Ltd. (China)	2,558,000		1,876,151
Daelim Industrial Co., Ltd. (South Korea)	19,870		1,405,035
Daewoo Shipbuilding & Marine Engineering Co., Ltd. (South Korea)	70,740		1,907,163
EVA Airways Corp. (Taiwan)	2,679,448		1,257,568
Hyundai Development Co. (South Korea)	24,160		1,086,031
Malaysia International Shipping Corporation Berhad (Malaysia)	720,400		1,896,542
Sime Darby Berhad (Malaysia)	802,000		1,305,014
Total Industrials			14,184,514
Information Technology - 12.5%
Acer, Inc. (Taiwan)	738,000		1,856,513
Advanced Semiconductor Engineering, Inc. (Taiwan)	2,185,728		1,996,821
Compal Electronics Inc. (Taiwan)	1,412,532		1,272,118
Hon Hai Precision Industry Co., Ltd. (Taiwan)	409,154		2,248,190
Samsung Electronics Co., Ltd., GDR, (a) (South Korea)	6,670		2,174,175
Satyam Computer Services Ltd., ADR (India)	47,000		1,719,730
Taiwan Semiconductor Manufacturing Co., Ltd. (Taiwan)	957		1,823
Taiwan Semiconductor Manufacturing Co., Ltd., Sponsored ADR	201,033		1,992,237
United Microelectronics Corp. (Taiwan)	2,395,007		1,347,919
Total Information Technology			14,609,526

The accompanying notes are an integral part of these financial statements.

Managers Emerging Markets Equity Fund

Schedule of Portfolio Investments (continued)

Security Description	Shares		Value
Materials - 9.0%
Anglo American PLC (United Kingdom)	61,123		$2,085,308
Compania Vale do Rio Doce - ADR (Brazil)	37,000		1,522,180
Formosa Chemicals & Fibre Corp. (Taiwan)	660		1,066
GMK Norilsk Nickel, Sponsored ADR (Russia)	18,500	[2]	1,739,244
Hindalco Ind., Ltd., Sponsored GDR, (a) (India)	390,000	[2]	1,242,540
Novolipetsk Steel, Corp. (Russia)*	77,585		1,109,466
Sappi Ltd. (South Africa)	146,235	[2]	1,675,780
Siam Cement Public Co., Ltd., The (Thailand)	184,600		1,190,726
Total Materials			10,566,310
Telecommunication Services - 12.1%
Advanced Information Services PCL (Thailand)	510,000	[2]	1,343,119
Bezeq Israeli Telecommunication Corp., Ltd. (Israel)*	647,420		822,981
Bharti Tele-Ventures Ltd. (India)*	240,457		1,847,800
Cesky Telecom a.s. (Czech Republic)	91,953		1,964,032
China Telecom Corp., Ltd., Class H (China)	4,842,000		1,775,293
Mobile Telesystems, Sponsored ADR (Russia)	35,827		1,253,945
Tele Norte Leste Participacoes S.A. (Brazil)	76,600	[2]	1,372,672
Telekomunikasi Indonesia Tbk P (Indonesia)	3,219,000		1,920,256
Turkcell Iletisim Hizmet AS (Turkey)	315,331		1,902,329
Total Telecommunication Services			14,202,427
Utilities - 2.7%
Empresa Nacional de Electricidad SA/Chile, ADR (Chile)	64,079	[2]	1,962,099
Tenaga Nasional Berhad (Malaysia)	463,800		1,214,876
Total Utilities			3,176,975
Total Common Stocks (cost $79,339,812)			109,078,271
Preferred Stocks - 6.5%
Braskem SA , Preferred A (Brazil)	142,400		1,157,080
Companhia Energetica de Minas Gerais, 1.58% (Brazil)	58,304,967		2,368,803
Hyundai Motor Co., Ltd., 3.92% (South Korea)	30,560	[2]	1,950,680
Tam S.A. (Brazil)	113,000		2,145,661
Total Preferred Stocks (cost $4,312,624)			7,622,224
Other Investment Companies - 14.3%[1]
Bank of New York Institutional Cash Reserves Fund, 4.30%[3]	15,933,904		15,933,904
JPMorgan Prime Money Market Fund, Institutional Class Shares, 4.14%	758,040		758,040
Total Other Investment Companies (cost $16,691,944)			16,691,944
Total Investments -113.8% (cost $100,344,380)			133,392,439
Other Assets, less Liabilities - (13.8)%			(16,163,646)
Net Assets - 100.0%			$117,228,793

The accompanying notes are an integral part of these financial statements.

Managers Bond Fund

Portfolio Manager Comments

The Managers Bond Fund’s (the “Fund”) objective is to achieve a high level of current income from a diversified portfolio of fixed-income securities.

The Managers Bond Fund invests at least 80% of its assets in a diversified portfolio of bonds. Normally, the Fund invests at least 65% of its total assets in investment grade corporate bonds and mortgage-related and other asset-backed securities and in securities issued by or guaranteed by the U.S. Government, its agencies or instrumentalities. The Fund may invest up to 10% of its assets in non-U.S. dollar denominated investments. The Fund’s benchmark is the Lehman Brothers Government Credit Index.

The Fund currently employs a subadvisor, Loomis Sayles & Company, L.P. (“Loomis”), to manage the assets of the Fund. The investment team at Loomis believes that there are inherent inefficiencies in bond markets, hence the greatest opportunities to add value, reside in the pricing of credit risk. Their philosophy is to identify attractively valued issues through fundamental research. Portfolio manager Dan Fuss and his investment team and analysts at Loomis are focused on issue selection rather than interest rate timing. They employ a “bond picker’s” approach, capitalizing on the firm’s commitment to credit research.

Portfolio manager Dan Fuss and his team of credit analysts at Loomis research debt offerings in the same way equity analysts research stocks, looking for undervalued bonds where they see a yield premium, the potential for price appreciation, or both. They analyze the company’s financial condition in detail, as well as the terms of specific bond offerings. They believe price appreciation can come from a variety of catalysts including improving company fundamentals which would lead to credit upgrades, changing market supply and demand forces, improving sector or economic trends.

The ideal investment typically exhibits some of the following traits:

•	An attractive yield, both absolute and relative to Loomis’ credit research expectations

•	Good call protection, particularly when prevailing rates are low

•	Stable or improving fundamentals (for corporate bonds)

•	Non-market relatedness to counter the impact of systematic risk

The portfolio:

•	Primarily holds securities rated BBB/Baa or better, but may hold a small portion in below investment grade and in unrated bonds

•	Can be invested up to 10% in non-U.S. dollar denominated bonds

In order to mitigate some of the interest rate risk, the portfolio may be structured with counter cyclical elements. In doing so, Dan Fuss may utilize convertible bonds, municipal bonds, preferred stocks and foreign corporate and government bonds in addition to the domestic corporate bonds, which are used for alpha generation. In addition, Dan seeks bonds with call protection, either through the terms of the bond structure or through deep price discounts relative to the call price.

In deciding which securities to buy, the investment team will consider:

•	The financial strength of the issuer of the security

•	Current interest rates, the asset manager’s expectations regarding general trends in interest rates

•	Comparisons of the level of risk associated with particular investments with the asset manager’s expectations concerning the potential return of those investments

The investment team may make a sell decision when:

•	There is a change in sovereign, industry, or company fundamentals

•	The issuer is downgraded by Loomis research

•	Relative valuation is not consistent with its expected rating category

•	Other securities or sectors offer greater total return potential

The Year in Review

The Managers Bond Fund returned 2.29% for the year ended 2005, compared to its benchmark, the Lehman Government/Credit Index (LB G/C), which returned 2.37%.

Longer-term interest rates changed little during 2005. Although a strong economy and aggressive rate hikes by the Federal Open Market Committee (FOMC) will typically cause long-term rates to rise, there was enough demand for dollar based assets by foreign investors and a lack of more broadly measurable inflation to keep these rates in check. Thus, the yield on the 10-year Treasury rose by only 18 basis points to a still low 4.4%. As longer-term interest rates inched higher, the return for bonds (as measured by the Lehman Brothers Aggregate Bond Index) was more modest than in recent years. This was the third-lowest annual return for the index over the past 20 years and the lowest since 1999. Within the broad bond market, corporate bonds lagged Treasuries during 2005. Again, this came in the face of good corporate profits and credit-worthiness. However, corporate bonds (especially high-yield bonds) had performed extremely well over the prior few years and thus offered less compelling valuations (typically measured by yield spreads over Treasury yields) heading into the year. Additionally, the high-profile downgrades of GM and Ford (deserved as they were) startled many investors.

Managers Bond Fund

Portfolio Manager Comments (continued)

For non-U.S. bond markets, the changes in longer-term yields were comparable. For U.S. investors, though, these bond’s returns were hurt by the aforementioned rise in the U.S. dollar. Thus, the non-U.S. bonds declined more than 8% in U.S. dollar terms during 2005.

Despite its conservative duration posture and its exposure to the poor performing corporate bond and non-U.S. dollar segments to the market, the Fund performed in line with the broad bond market. Security selection within US investment grade corporates, foreign denominated, and convertibles was a positive contributor during the year. For example, returns in the Fund’s industrial and utility corporate sector outperformed the same segments of the LB G/C, while the non-benchmark allocations to foreign bonds and convertibles were generally positive. In the investment-grade corporate sector, the Fund’s best ideas came from BBB and A quality names. Meanwhile, the Fund’s modest high yield (HY) allocation did not detract much from performance. Holdings in HY ended the year at slightly below 5% of the Fund.

Over the course of the year, the best returns from yield curve positioning came from those bonds with durations between 3 and 7 years, where performance exceeded 5%. However total yield curve and duration strategies were not a significant contributor to returns during the year.

As noted above, foreign bonds were a plus for the year, despite the fact that this segment was a negative for the market in general. Specifically, the Fund’s Brazilian Real and Mexican Peso bonds had positive performance in bond returns that was complemented by excellent currency returns. Other non-U.S. dollar holdings, notably Asian currencies, disappointed for the year.

Looking Forward

Portfolio manager Dan Fuss at Loomis expects solid economic growth to continue throughout 2006. Thus, modest returns are possible for most fixed income sectors, given the potential for higher yields and a flat curve. Though corporate balance sheets remain healthy and the consumer is in good shape, historically tight yield spreads (the extra yield offered by corporate bonds) and rising interest rates could limit the upside.

Loomis’ HY team believes HY spreads will remain range bound for the next quarter or two, as the market seems fairly valued relative to its forecasts for economic growth, corporate profits, and credit quality trends. Defaults are expected to rise modestly, though remain below long term averages. Also, the team is less enthusiastic about returns for later in the year.

Whether the Fed stops or continues tightening will become more data dependent in coming months, requiring increased vigilance on the part of bondholders. If the Fed stops at 4.75%, the interest rate differential that had been favoring the US over global bonds could begin to fade. The eventual end to Fed rate increases will most likely give Loomis the ability to extend duration in this Fund where liquidity has been building and as longer corporate names become more attractive. Opportunities in both hedged and unhedged global positions are likely to increase in relative attractiveness in coming months.

Cumulative Total Return Performance

Bond’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all distributions were reinvested. The Lehman Brothers Government/Credit Index is comprised of 3,778 government securities and investment grade corporate securities with a maturity between 1 and 10 years. Unlike the Fund, the Lehman Brothers Government/Credit Index is unmanaged, is not available for investment, and does not incur expenses. The index assumes reinvestment of all income. This chart compares a hypothetical $10,000 investment made in the Bond Fund on December 31, 1995, to a $10,000 investment made in the Lehman Brothers Government/Credit Index for the same time period. The chart is not intended to imply any future performance of the Fund. The graph and chart do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. Total returns would have been lower had certain expenses not been reduced.

Managers Bond Fund

Portfolio Manager Comments (continued)

The table below shows the average annual total returns for Bond Fund and the Lehman Brothers Government/ Credit Index from December 31, 1995 through December 31, 2005.

Average Annual Total Returns:	1 Year	5 Years	10 Years
Bond Fund	2.29%	7.71%	7.01%
Lehman Brothers Government/Credit Index	2.37%	6.11%	6.17%

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For performance information through the most recent month end please call (800) 835-3879 or visit our Web site at www.managersinvest.com.

Fixed income funds are subject to the risks associated with investments in debt securities, such as default risk and fluctuations in the perception of the debtor’s ability to pay its creditors. Changing interest rates may adversely affect the value of a fixed income investment. An increase in interest rates typically causes the value of bonds and other fixed-income securities to fall.

The table below displays a full breakdown of the portfolio allocation of the Fund as well as the top ten positions as of December 31, 2005.

Top Ten Holdings (out of 133 securities)	% Fund
USTN. 3.625%, 04/30/07	10.4%
USTN. 4.250%, 10/31/07	9.6
USTN. 2.750%, 06/30/06	9.3
USTN. 4.375%, 05/15/07	5.2
USTN. 3.000%, 02/15/08	4.6
USTN. 2.750%, 07/31/06	3.4
USTN. 1.625%, 02/28/06	2.8
USTN. 4.250%, 11/30/07	2.6
USTN. 2.500%, 09/30/06	2.3
Corning, Inc., 6.850%, 03/01/29	2.1

Top Ten as a Group	52.3%

Portfolio Breakdown	% Fund	Lehman Bros Gov’t/Credit Index
U.S. Treasury Notes	58.3%	60.8%
Industrials	18.4	15.6
Finance	8.1	13.9
Utility	4.1	3.2
Foreign Government	4.0	6.5
Federal National Mortgage Association	3.0	0.0
Government National Mortgage Association	2.9	0.0
Asset-Backed Securities	1.5	0.0
Federal Home Loan Mortgage Corporation	1.4	0.0
U.S. Treasury Bonds/Bills	1.3	0.0
Preferred Stocks	1.1	0.0
Other Assets and Liabilities	(4.1)	0.0

	100%	100%

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Any securities discussed may no longer be held in the account’s portfolio. It should not be assumed that any of the securities transactions discussed were or will prove to be profitable, or that the investment recommendations we make in the future will be profitable.

Managers Bond Fund

Schedule of Portfolio Investments

December 31, 2005

Security Description		Principal Amount		Value
Corporate Bonds - 32.1%
Asset-Backed Security - 1.5%
Bank of America-First Union National Bank Commercial Mortgage, Series 2001-3, Class A2, 5.464%, 04/11/37		$1,500,000		$1,525,660
Community Program Loan Trust, Series 87-A, Class A4, 4.500%, 10/01/18		190,331		187,430
Community Program Loan Trust, Series 87-A, Class A5, 4.500%, 04/01/29		3,225,000		2,973,379
Continental Airlines, Inc., 6.648%, 09/15/17		1,601,418	[2]	1,564,902
Total Asset-Backed Security				6,251,371
Finance - 8.1%
ASIF Global Financial, 2.380%, 02/26/09 (a)	SGD	5,800,000		3,393,753
Barclays Capital Corp., 4.100%, 02/22/10 (a)	THB	109,000,000		2,480,232
Barclays Capital Corp., 4.160%, 02/22/10 (a)	THB	25,000,000		570,993
Cerro Negro Finance Ltd., 7.900%, 12/01/20 (a)		500,000		472,500
Citibank N.A., 15.000%, 07/02/10 (a)	BRL	2,000,000		900,449
Citigroup, Inc., 3.500%, 02/01/08		2,020,000		1,966,589
Colonial Realty LP, 4.800%, 04/01/11		3,485,000		3,363,823
Colonial Realty LP, 5.500%, 10/01/15		1,255,000		1,223,272
EOP Operating LP, 6.750%, 02/15/12		500,000		530,617
General Electric Capital Corp., 6.625%, 02/04/10	NZD	3,500,000		2,374,240
GMAC, 5.220%, 03/20/07		1,500,000		1,416,831
GMAC, 5.625%, 05/15/09		500,000	[2]	444,846
GMAC, 6.125%, 01/22/08		2,000,000		1,831,459
GMAC, 6.875%, 09/15/11		250,000		227,986
GMAC, 7.500%, 12/01/06	NZD	1,000,000		657,179
GMAC, International Finance BV, 8.000%, 03/14/07	NZD	950,000		609,316
Inter-American Development Bank, 0.000%, 05/11/09	BRL	6,500,000	[4]	1,695,120
Inter-American Development Bank, 6.000%, 12/15/17	NZD	4,215,000		2,811,261
JPMorgan Chase & Co., 4.000%, 02/01/08		1,000,000	[2]	983,244
JPMorgan Chase of London, 0.000%, 10/21/10 (a)	IDR	16,627,462,500	[4]	940,568
JPMorgan Chase Bank, NA, 0.000%, 05/17/10 (a)	BRL	3,600,000	[4]	850,770
Morgan Stanley & Co., Inc., 3.625%, 04/01/08		2,100,000		2,045,845
NiSource Finance Corp., 6.150%, 03/01/13		1,250,000	[2]	1,309,075
SLM Corp., 6.500%, 06/15/10	NZD	500,000		337,864
Spieker Properties, Inc., 7.350%,12/01/17		250,000		287,034
Toll Brothers, Inc., 5.150%, 05/15/15 (a)		1,065,000		987,107
Total Finance				34,711,973
Industrials - 18.4%
Abitibi-Consolidated, Inc., 7.500%, 04/01/28		500,000		407,500
Altria Group, Inc., 7.000%, 11/04/13		1,500,000		1,641,365
America Movil, S.A. de C.V., 4.125%, 03/01/09		3,000,000		2,916,000
American Airlines, Inc., 8.608%, 04/01/11		125,000	[2]	124,201
American Airlines, Inc., Series 01-2, 6.978%, 04/01/11		1,517,057		1,564,015
American President, Ltd., 8.000%, 01/15/24		250,000		252,813
Arrow Electronics, Inc., 6.875%, 07/01/13		500,000		533,991
Avnet Inc., 6.000%, 09/01/15		2,470,000		2,402,809
Bausch & Lomb, Inc., 7.125%, 08/01/28		500,000		541,056
Bowater, Inc., 6.500%, 06/15/13		500,000	[2]	447,500
Bristol-Myers Squibb, 3.991%, 09/15/23		3,645,000	[2]	3,590,507
Chiron Corp., 1.625%, 08/01/33		6,625,000		6,509,063
Cia Brasileira de Bebida, 8.750%, 09/15/13		3,795,000		4,435,406
Clear Channel Communications, 4.250%, 05/15/09		1,500,000		1,441,884
Clear Channel Communications, 5.750%, 01/15/13		500,000		490,218

The accompanying notes are an integral part of these financial statements.

Managers Bond Fund

Schedule of Portfolio Investments (continued)

Security Description	Principal Amount		Value
Industrials (continued)
Continental Airlines, Inc., Series 991A, 6.545%, 02/02/19	$4,279,911		$4,273,416
Continental Airlines, Inc., 6.795%, 08/02/20	57,078		49,600
Continental Airlines, Inc., Series 01-1, 6.703%, 06/15/21	371,953		362,569
Continental Airlines, Inc., Series 99-2, 7.256%, 03/15/20	354,513		360,377
Corning, Inc., 6.850%, 03/01/29	8,642,000		9,107,336
Delphi Corp., 7.125%, 05/01/29	1,295,000	[2]	657,213
Devon Energy Corp., 4.900%, 08/15/08	1,250,000		1,439,063
Devon Energy Corp., 4.950%, 08/15/08	1,692,000	[2]	1,947,915
Dillards, Inc., 7.000%, 12/01/28	225,000	[2]	208,688
Foot Locker, Inc., 8.500%, 01/15/22	570,000		602,775
Ford Motor Co., 6.375%, 02/01/29	2,090,000		1,316,700
Georgia-Pacific Corp., 7.250%, 06/01/28	500,000		443,125
Georgia-Pacific Corp., 7.750%, 11/15/29	925,000		844,063
HCA, Inc., 6.250%, 02/15/13	1,940,000	[2]	1,941,379
HCA, Inc., 5.750, 03/15/14	2,500,000		2,424,255
HCA, Inc., 7.050%, 12/01/27	1,600,000		1,531,906
HCA, Inc., 7.580%, 09/15/25	125,000		127,345
Hutchison Whampoa International, Ltd., 5.450%, 11/24/10 (a)	2,225,000	[2]	2,243,156
International Paper Co., 4.000%, 04/01/10	1,000,000		944,259
International Paper Co., 4.250%, 01/15/09	1,000,000		970,526
Kellwood Co., 7.625%, 10/15/17	250,000	[2]	226,202
Lennar Corp., 5.600%, 05/31/15	1,205,000		1,163,456
Lowe’s Co., Inc., 6.875%, 02/15/28	500,000		588,103
MacMillan Bloedel Ltd., 7.700%, 02/15/26	1,350,000		1,547,501
Motorola, Inc., 7.625%, 11/15/10	60,000	[2]	66,698
Motorola, Inc., 8.000%, 11/01/11	1,075,000		1,232,726
Pemex Project Funding Master Trust, 8.625%, 12/01/23 (a)	950,000		1,167,550
Penney (JC), Co., 7.125%, 11/15/23	33,000		36,738
PF Export Rec Master Trust, 6.436%, 06/01/15 (a)	766,582		765,401
Pulte Home, Inc., 6.000%, 02/15/35	245,000		217,457
Raytheon Co., 7.000%, 11/01/28	1,500,000		1,742,829
Raytheon Co., 7.200%, 08/15/27	800,000		945,465
Samsung Electronics Co., Ltd., 7.700%, 10/01/27 (a)	4,695,000		5,130,836
Schering-Plough Corp., 5.300%, 12/01/13	1,500,000		1,528,148
Teck Cominco Ltd., 7.000%, 09/15/12	1,000,000		1,083,184
Telekom Malaysia Berhad, 7.875%, 08/01/25 (a)	250,000		315,142
US West Communications, Inc., 7.250%, 09/15/25	500,000		497,500
Williams Co., Inc., Series A, 7.500%, 01/15/31	1,000,000	[2]	1,035,000
Total Industrials			78,383,930
Utilities - 4.1%
Coastal Corp., 6.950%, 06/01/28	300,000		272,250
Commonwealth Edison, 4.700%, 04/15/15	1,465,000		1,401,535
Commonwealth Edison, 5.875%, 02/01/33	5,000,000		5,012,560
Constellation Energy Group, Inc., 4.550%, 06/15/15	1,675,000		1,571,165
El Paso Corp., 6.750%, 05/15/09 (a)	250,000	[2]	248,125
El Paso Corp., 7.000%, 05/15/11	500,000	[2]	496,250
Empresa Nacional de Electricidad SA, 8.625%, 08/01/15	300,000		351,293
Empresa Nacional de Electricidad, Yankee, 7.875%, 02/01/27	2,900,000		3,205,915
Enersis SA, Yankee, 7.400%, 12/01/16	225,000	[2]	244,552
MidAmerican Energy Holdings, 5.875%, 10/01/12	750,000		774,272
Southern Natural Gas Co., 7.350%, 02/15/31	1,000,000		1,025,905

The accompanying notes are an integral part of these financial statements.

Managers Bond Fund

Schedule of Portfolio Investments (continued)

Security Description		Principal Amount		Value
Utilities (continued)
Tenaga Nasional Berhad, 7.500%, 11/01/25 (a)		$2,000,000		$2,351,048
Transocean, Inc., 7.375%, 04/15/18		500,000		587,808
Total Utilities				17,542,678
Total Corporate Bonds (cost $132,587,621)				136,889,952
Foreign Government and Agency Obligations - 4.0%
British Columbia, Province of, 6.000%, 06/09/08	CAD	560,000		504,017
European Investment Bank, 0.000%, 09/12/08 (a)	BRL	13,323,060	[4]	3,898,598
Kommunekredit, 5.000%, 06/07/06	NOK	1,600,000		239,144
Manitoba, Province of, 5.750%, 06/02/08	CAD	3,800,000		3,398,997
Mexican Fixed Rate Bonds, 8.000%, 12/07/23	MXN	16,500,000		1,460,132
Mexican Government, 9.000%, 12/20/12	MXN	54,500,000		5,347,740
Mexican Government, 7.500%, 01/14/12		1,250,000		1,393,750
Ontario Province, 5.900%, 03/08/06	CAD	585,000		505,396
Province of Alberta, Series CS, Sinking Fund, 5.930%, 09/16/16	CAD	195,089		181,977
Total Foreign Government and Agency (cost $15,059,887)				16,929,751
U.S. Government and Agency Obligations - 66.9%
Federal Home Loan Mortgage Corporation - 1.4%
FHLMC, 3.220%, 06/20/07	SGD	500,000		300,982
FHLMC, 5.500%, 09/15/11		5,090,000	[2]	5,268,445
FHLMC, Gold, 5.000%, 12/01/31		234,318		227,345
FHLMC, 7.75% to 9.50%, 07/25/17 to 09/17/26 [8]		86,845		10,550
Total Federal Home Loan Mortgage Corporation				5,807,322
Federal National Mortgage Association - 3.0%
FNMA, 2.290%, 02/19/09	SGD	3,800,000		2,225,877
FNMA, 4.000%, 10/01/18		10,952,042		10,477,815
FNMA, 6.000%, 07/01/29		27,057		27,401
Total Federal National Mortgage Association				12,731,093
Government National Mortgage Association - 2.9% [8]
GNMA, 5.00% to 5.50%, 02/15/33 to 06/20/35		2,828,089		2,456,664
GNMA, 3.00% to 11.00%, 07/15/06 to 08/15/44		87,757,051		10,125,508
Total Government National Mortgage Association				12,582,172
U.S. Treasury Bills - 0.4% [8]
U.S. Treasury Bills, 0.00%, 02/09/06 to 06/22/06		1,828,112	[4]	1,803,095
U. S. Treasury Bonds - 0.9% [8]
U.S. Treasury Bonds, 0.00% to 6.25%, 05/15/19 to 05/15/30		2,202,249		1,263,003
U.S. Treasury Bonds, 5.375% to 9.125%, 05/15/18 to 02/15/31		2,051,506		2,731,073
Total U.S. Treasury Bonds				3,994,076
U.S. Treasury Notes - 58.3%
USTN, 1.625%, 02/28/06		12,000,000	[2]	11,955,000
USTN, 2.375%, 08/15/06		985,000		972,880
USTN, 2.500%, 09/30/06		10,000,000	[2]	9,858,980
USTN, 2.750%, 06/30/06		40,000,000	[2]	39,689,080
USTN, 2.750%, 07/31/06		14,785,000	[2]	14,645,814
USTN, 3.000%, 02/15/08		20,000,000	[2]	19,436,720
USTN, 3.250%, 08/15/08		5,000,000	[2]	4,861,525
USTN, 3.375%, 02/28/07		7,080,000	[2]	6,993,709
USTN, 3.500%, 11/15/06		3,400,000	[2]	3,373,303
USTN, 3.625%, 04/30/07		45,000,000	[2]	44,528,895
USTN, 4.250%, 10/31/07		41,000,000	[2]	40,879,870
USTN, 4.250%, 11/30/07		11,000,000	[2]	10,967,770

The accompanying notes are an integral part of these financial statements.

Managers Bond Fund

Schedule of Portfolio Investments (continued)

Security Description	Principal Amount	Value
U.S. Treasury Notes (continued)
USTN, 4.375%,05/15/07	$22,000,000[2]	$21,981,960
USTN, 1.500% to 14.00%, 12/31/05 to 11/15/16 [8]	10,699,339	11,121,400
USTN, 0.00% to 9.25%, 05/15/08 to 02/15/16 [8]	7,466,450	7,292,540
Total U.S. Treasury Notes		248,559,446
Total U.S. Government and Agency Obligations (cost $287,253,358)		285,477,204

	Shares
Preferred Stocks -1.1%
Entergy Louisiana, Inc., 4.440%	226	17,098
Entergy New Orleans, Inc., 4.750%	482	21,841
Entergy New Orleans, Inc., 5.560%	100	5,069
Newell Financial Trust I, 5.250%	42,375	1,758,562
Travelers Property Casualty Corp., 4.500%	109,275	2,705,649
Union Electric Co., 3.500%	350	24,500
Wisconsin Electric Power Co., 3.600%	3,946	280,659
Total Preferred Stocks (cost $4,547,122)		4,813,378
Short-Term Investments - 21.0%[1]
Other Investment Companies - 19.9%
Bank of New York Institutional Cash
Reserves Fund, 4.30%[3]	70,470,423	70,470,423
JPMorgan Prime Money Market Fund,
Institutional Class Shares, 4.14%	13,812,855	13,812,855
Total Other Investment Companies		84,283,278

	Principal Amount
Other Short-Term Investments - 0.6%
Goldman Sachs Promissory Notes, 4.33%[3]	$2,502,727	$2,502,727
Repurchase Agreement - 0.5%
UBS Securities, LLC, dated 12/30/05, due 01/04/06, 4.20%, total to be received $2,157,703 (secured by $2,158,282 U.S. Treasury Notes), at cost[3]	2,157,703	2,157,703
Total Short-Term Investments (cost $88,943,708)		88,943,708
Total Investments - 125.1% (cost $528,391,696)		533,053,993
Other Assets, less Liabilities - (25.1)%		(106,605,897)
Net Assets -100.0%		$426,448,096

The accompanying notes are an integral part of these financial statements.

Managers Global Bond Fund

Portfolio Manager Comments

The Managers Global Bond Fund’s (the “Fund”) objective is to achieve income and capital appreciation by investing in high quality foreign and domestic fixed-income securities.

The Managers Global Bond Fund seeks both income and capital appreciation by investing in high quality domestic and foreign fixed-income securities. The Fund ordinarily invests at least 80% of its assets in bonds and invests principally in investment grade U.S. and foreign bonds and in securities issued or guaranteed by the U.S. and foreign governments, their agencies and instrumentalities, and supranational organizations such as the World Bank and the United Nations.

The Fund may also invest in both U.S. dollar and non-U.S. dollar denominated securities. Average maturity is generally expected to be ten years or less. The Fund may engage in currency hedging strategies through the use of forward currency exchange contracts, options and futures contracts. The Fund’s benchmark is the Citigroup World Government Bond Index.

The Fund currently employs a subadvisor, Loomis Sayles & Company, L.P. (“Loomis”), to manage the assets of the Fund. The investment team at Loomis believes that there are inefficiencies inherent in bond markets, hence the greatest opportunities to add value, reside in the pricing of credit risk. Their philosophy is to identify attractively valued issues through fundamental research. The investment team and analysts at Loomis generally seek fixed income securities of issuers whose credit profiles it believes are improving. The investment team also analyzes political, economic, and other fundamental factors and combines this analysis with a comparison of the yield spreads of various fixed income securities throughout the world in an effort to find securities that they believe may produce attractive returns in comparison to their risk. Finally, if a security that is believed to be attractive is denominated in a foreign currency, Loomis analyzes whether to accept or to hedge the currency risk.

Portfolio managers Kenneth Buntrock and David Rolley and their team of credit analysts at Loomis research debt offerings in the same way equity analysts research stocks, looking for undervalued bonds where they see a yield premium, the potential for price appreciation, or both. They analyze in detail the financial condition of individual countries and companies, as well as the terms of specific bond offerings. They believe price appreciation can come from a variety of catalysts including improving country or company fundamentals which would lead to credit upgrades, changing market supply and demand forces, improving sector or economic trends.

The ideal investment typically exhibits some of the following traits:

•	An attractive yield, both absolute and relative to Loomis’ credit research expectations

•	Good call protection (particularly when prevailing rates are low)

•	Stable or improving fundamentals (for corporate bonds)

Portfolio management:

•	Seeks to identify attractively valued issues through fundamental research

•	Believes the greatest opportunity to add value is through accurately pricing credit risk

•	Analyzes stability and volatility of a country’s bond markets, the financial strength of the issuer, current interest rates, and Loomis’ expectations regarding general trends in interest rates

•	Employs bottom-up security selection approach

•	Ensures the average portfolio quality is Aa or higher

The investment team may make a sell decision when:

•	There is a change in sovereign, industry, or company fundamentals

•	The issuer is downgraded by Loomis research

•	Relative valuation is not consistent with its expected rating category

•	Other securities or sectors offer greater total return potential

The Year in Review

Managers Global Bond Fund returned -4.94% during 2005, compared to a return of -4.49% for the Lehman Brothers Global Aggregate Bond Index (“Global Agg”).

The stickiness of longer-term rates and a flattening of yield curves was pretty much a global phenomenon during 2005. As was the case in the U.S., longer-term rates were flat to down slightly during the year while most short-term rates rose. Even Japan experienced a small increase in short-term rates. Thus, most foreign bond markets offered only modest gains in local currencies during the year. For U.S. investors, though, these returns were hurt by the sharp rise in the U.S. Dollar. The U.S. Dollar rose more than 15% versus the Euro and the Japanese Yen, and it rose more than 10% versus the British Pound. Thus, the local currency returns for foreign bonds were reduced by comparable amounts.

The Fund’s performance during 2005 was largely dictated by its currency allocations. As noted above, the limited changes in global yields resulted in only slight changes in bond values. These changes, in turn, were largely overwhelmed by currency changes. On the positive side, the Fund’s Brazilian Real holdings appreciated more than 19% while its South American Rand positions also helped overall performance. An underweight to Euro bonds (compared to the currency’s

Managers Global Bond Fund

Portfolio Manager Comments (continued)

weight in the Global Agg) was a positive as that currency fell 15% versus the U.S. Dollar. On the other hand, an overweight to Danish and Swedish Krona Hurt returns in absolute and relative terms. In addition, the strategy to overweight minor Asian currencies such as the Korean Won, the Singapore Dollar and Thai Baht produced negative results during 2005. Finally, although the Japanese Yen fell against the US Dollar, it did not affect performance (in a relative sense) as the Fund’s Yen weight was similar to the Yen’s weight in the Global Agg.

Within local markets portfolio managers Ken Buntrock and David Rolley pursued a modestly defensive duration strategy with an overall short to benchmark position. Thus, their slight underweight on the long end of the maturity spectrum hurt relative performance marginally. Within their corporate bond holdings, an emphasis on the utility, mining and wireless sectors was beneficial.

Looking Forward

Heading into 2006, the Fund’s managers have maintained their cautious duration position. Buntrock and Rolley are looking for world economic growth to remain strong, key policy rates to level in the U.S. (although rising in Europe and possibly Japan), and another official revaluation of the Chinese Yuan. China has seen its external trade surplus nearly triple in a year and reserves have soared further. Therefore, further upward adjustment of the Yuan seems more likely than not. Global inflation looks reasonably well contained despite strong real growth, so bonds in general may be broadly range-bound. U.S. yield curve inversion seems temporary, and not an indicator of imminent slowdown in their view. In this environment they will be maintaining their non-Japan Asian currency positions. Duration is slightly defensive in dollar and Euro markets and very defensive in Yen. They continue to hold tactical positions in emerging market debt for additional yield and to gain exposure to specific positive stories.

Cumulative Total Return Performance

Global Bond’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all distributions were reinvested. The Lehman Brothers Global Aggregate Index is a broad-based index comprised of 10,232 global investment-grade fixed income securities covering the U.S., Europe and Asia. Unlike the Fund, the Lehman Brothers Global Aggregate Index is unmanaged, is not available for investment, and does not incur expenses This chart compares a hypothetical $10,000 investment made in Global Bond on December 31,1995, to a $10,000 investment made in the Lehman Brothers Global Aggregate Index for the same time period. The chart is not intended to imply any future performance of the Fund. The graph and chart do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for Global Bond and the Lehman Brothers Global Aggregate Index from December 31,1995 through December 31, 2005.

Average Annual Total Returns:	1 Year	5 Years	10 Years
Global Bond Fund	(4.94)%	7.47%	4.70%
Lehman Brothers Global Aggregate Index	(4.49)%	6.81%	5.35%

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For performance information through the most recent month end please call (800) 835-3879 or visit our Web site at www.managersinvest.com.

Managers Global Bond Fund

Portfolio Manager Comments (continued)

Investments in foreign securities are subject to additional risks such as changing market conditions, economic and political instability, and currency exchange rate fluctuations.

Fixed income funds are subject to the risks associated with investments in debt securities, such as default risk and fluctuations in the perception of the debtor’s ability to pay its creditors. Changing interest rates may adversely affect the value of a fixed income investment. An increase in interest rates typically causes the value of bonds and other fixed-income securities to fall.

The table below displays a full breakdown of the portfolio allocation of the Fund as well as the top ten positions as of December 31, 2005.

Top Ten Holdings (out of 150 securities)	% Fund
Swedish Government, 5.250%, 03/13/11	3.2%
KfW International Finance, Inc., 2.050%, 09/21/09	3.1
Spain, Government of, 3.600%, 01/31/09	3.0
Oesterreichische Kontrollbank AG, 1.800%, 03/22/10	2.9
Canada Government, 0.700%, 03/20/06	2.9
FNMA, 1.750%, 03/26/08	2.8
Belgium Government Bond, 3.750%, 03/28/09	2.5
Hypothekenbank in Essen AG, 5.250%, 01/22/08	2.3
Tennessee Valley Authority, 5.375%, 11/13/08	2.3
Irish Government, 4.600%, 04/18/16	2.1

Top Ten as a Group	27.1%

Portfolio Breakdown	% Fund	Lehman Bros Global Aggr. Index
Foreign Government	40.4%	50.1%
Finance	21.2	8.3
Industrials	12.6	6.5
U.S. Government Agency Obligations	11.7	4.2
U.S. Treasury	2.6	9.8
Utilities	3.4	1.7
Asset-Backed Securities	3.7	0.7
Other MBS	0.8	4.5
Agency Fixed Rate MBS/CMO	0.0	14.2
Other Assets and Liabilities	3.6	0.0

	100%	100%

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Any securities discussed may no longer be held in the account’s portfolio. It should not be assumed that any of the securities transactions discussed were or will prove to be profitable, or that the investment recommendations we make in the future will be profitable.

Managers Global Bond Fund

Schedule of Portfolio Investments

December 31, 2005

Security Description		Principal Amount		Value
Foreign Government and Agency Obligations - 40.4%
Foreign Government - 40.4%
Argentina, Republic of, 2.000%, 09/30/14	ARS	640,000		$211,117
Belgium Government Bond, 3.750%, 03/28/09	EUR	900,000		1,089,400
Bundes Immobil, 4.625%, 09/27/12	EUR	525,000		668,216
Bundes Obligation, 3.250%, 04/17/09	EUR	465,000		555,198
Bundes Obligation, Series 139, 4.000%, 02/16/07	EUR	305,000		366,016
Canada Government, 0.700%, 03/20/06	JPY	146,000,000		1,239,688
Canadian Government, 5.250%, 06/01/13	CAD	215,000		200,353
Denmark, Kingdom of, 6.000%, 11/15/09	DKK	3,050,000		536,473
Development Bank of Japan, 2.875%, 12/20/06	JPY	30,000,000		261,324
Deutscheland Republic, 4.000%, 01/04/37	EUR	330,000		422,252
Federal Republic of Brazil, 8.750%, 02/04/25	USD	105,000		116,025
Irish Government, 4.600%, 04/18/16	EUR	700,000		919,076
Kingdom of Denmark, 5.000%, 11/15/13	DKK	1,165,000		207,861
Kingdom of Norway, 5.500%, 05/15/09	NOK	2,625,000		415,227
Kingdom Of Spain, 3.100%, 09/20/06	JPY	30,000,000		259,885
Mexican Fixed Rate Bonds, 8.000%, 12/07/23	MXN	500,000		44,246
Mexican Government, 9.000%, 12/20/12	MXN	500,000		49,062
Netherlands Government SA, 5.500%, 01/15/28	EUR	445,000		679,180
Ontario Province, 5.700%, 12/01/08	CAD	130,000		116,910
Province of Saskatchewan, 5.750%, 03/05/29	CAD	90,000		91,375
Queensland Treasury Corp., 8.000%, 09/14/07	AUD	870,000		664,614
Republic of Poland, 1.020%, 06/09/09	JPY	100,000,000		849,621
Republic of South Africa, 5.250%, 05/16/13	EUR	350,000		449,066
Singapore Government, 4.625%, 07/01/10	SGD	1,120,000		718,989
Spain, Government of, 3.600%, 01/31/09	EUR	1,080,000		1,302,513
Swedish Government, 5.250%, 03/15/11	SEK	10,075,000		1,394,229
Swedish Government, 6.500%, 05/05/08	SEK	3,145,000		428,412
U.K. Gilts, 4.750%, 03/04/20	GBP	455,000		836,419
U.K. Treasury, 5.000%, 03/07/12	GBP	365,000		657,180
U.K. Treasury, 6.250%, 11/25/10	GBP	265,000		497,908
United Mexican States, 4.250%, 06/16/15	EUR	250,000		297,009
United Mexican States, Series 6Rg, 6.750%, 06/06/06	JPY	18,000,000		156,778
USTB, 5.000%, 03/07/25	GBP	380,000		735,182
Total Foreign Government and Agency Obligations (cost $17,703,741)				17,436,804
Corporate Bonds - 40.9%
Asset-Backed Securities - 3.7%
DaimlerChrysler Auto Trust, Series 2004-B, Class A4, 3.710%, 10/08/09	USD	35,000		34,321
DaimlerChrysler Auto Trust, Class A4, Series 2005-A, 3.740%, 02/08/10	USD	340,000	[2]	332,959
Greenwich Capital Commercial Funding Corp., Series 2005-GG5, Class A2, 5.117%, 11/10/37	USD	385,000	[2]	385,935
Honda Auto Receivables Owner Trust, Class A4, Series 2005-1, 3.820%, 05/21/10	USD	330,000		322,329
Honda Auto Receivables Owner Trust, 4.930%, 03/18/11	USD	100,000		100,316
MBNA Credit Card Master Note Trust, 4.300%, 02/15/11	USD	410,000		405,005
Total Asset-Backed Security				1,580,865
Finance - 21.2%
Arcel Finance Ltd., 7.048%, 09/01/11 (a)	USD	141,795		142,334
Barclays Capital Corp., 4.100%, 02/22/10 (a)[7]	THB	8,000,000		182,035
Barclays Capital Corp., 4.160%, 02/22/10 (a)[7]	THB	7,000,000		159,878

The accompanying notes are an integral part of these financial statements.

Managers Global Bond Fund

Schedule of Portfolio Investments (continued)

Security Description		Principal Amount		Value
Finance (continued)
Barclays Financial LLC., 4.060%, 09/16/10 (a)	KRW	220,000,000		$208,367
Barclays Financial LLC., 4.460%, 09/23/10 (a)	KRW	110,000,000		105,979
Barclays Financial LLC, 5.500%, 11/01/10 (a)	THB	9,000,000		215,166
BSkyB Finance PLC, 5.750%, 10/20/17	GBP	160,000		282,487
BSkyB Finance UK PLC, 5.750%, 10/20/17 (a)	GBP	50,000		88,216
Cerro Negro Finance Ltd., 7.900%, 12/01/20 (a)	USD	65,000		61,425
CIT Group, Inc., 5.500%, 12/01/14	GBP	80,000		141,767
Citibank N.A., 15.000%, 07/02/10 (a)	BRL	900,000		405,202
Couche-Tard US/Finance, 7.500%, 12/15/13	USD	160,000		164,800
Depfa ACS Bank, 0.750%, 09/22/08	JPY	40,000,000		342,526
European Investment Bank, 3.000%, 09/20/06	JPY	11,000,000		95,170
Federal Farm Credit Bank, 3.250%, 06/15/07	USD	600,000		[2]587,500
Ford Motor Credit Co., 5.700%, 01/15/10	USD	55,000		46,753
Hypothekenbank in Essen AG, 5.250%, 01/22/08	EUR	810,000		1,001,632
Inter-American Development Bank, 1.900%, 07/08/09	JPY	60,000,000		[2]532,374
Japan Bank for International Cooperation, 0.350%, 03/19/08	JPY	18,000,000		152,905
JPMorgan Chase of London, 0.000%, 10/21/10 (a)	IDR	2,680,548,500	[4]	151,631
KfW International Finance, Inc., 1.750%, 03/23/10	JPY	20,000,000		177,047
KfW International Finance, Inc., 2.050%, 09/21/09	JPY	148,000,000		1,320,408
MBNA Europe Funding, PLC, 6.500%, 03/27/07	EUR	50,000		61,706
Morgan Stanley Co., Series EMTN, 5.375%, 11/14/13	GBP	120,000		213,220
Muenchener Hypothekenbank eG, 5.000%, 01/16/12	EUR	30,000		38,965
NGG Finance, PLC., 6.125%, 08/23/11	EUR	55,000		73,781
Nordic Investment Bank, 5.250%, 04/20/06	SEK	2,000,000		253,963
Oesterreichische Kontrollbank AG, 1.800%, 03/22/10	JPY	140,000,000		1,241,779
Qwest Capital Funding, Inc., 7.250%, 02/15/11	USD	75,000		75,938
RWE Finance B.V., 6.125%, 10/26/12	EUR	55,000		75,276
Simon Property Group, L.P., 4.825%, 03/18/10	USD	180,000		177,667
SLM Corp., 6.500%, 06/15/10	NZD	245,000		165,553
Wells Fargo & Co., 5.750%, 07/12/10	AUD	260,000		189,815
Total Finance				9,133,265
Industrials - 12.6%
AGCO Corp., 6.875%, 04/15/14	EUR	120,000		146,329
Albertson’s, Inc., 6.625%, 06/01/28	USD	10,000		8,531
Albertson’s, Inc., 8.000%, 05/01/31	USD	35,000	[2]	34,435
Albertson’s, Inc., 8.700%, 05/01/30	USD	5,000		4,974
Albertson’s, Inc., 7.450%, 08/01/29	USD	55,000		50,990
America Movil SA, 9.000%, 01/15/16	MXN	1,400,000		134,095
America Movil, S.A. de C.V., 4.125%, 03/01/09	USD	135,000		131,220
American Standard, Inc., 7.125%, 06/01/06	EUR	75,000		89,680
American Standard, Inc., 8.250%, 06/01/09	GBP	50,000		94,197
American Stores Co., 8.000%, 06/01/26	USD	25,000		26,159
ASIF Global, 2.380%, 02/26/09 (a)	SGD	500,000		292,565
Avenor, Inc., 10.850%, 11/30/14	CAD	165,000		157,224
Bavaria S.A., 8.875%, 11/01/10 (a)	USD	60,000		65,175
Canadian Pacific Railway, Ltd., 4.900%, 06/15/10 (a)	CAD	195,000		171,364
Casino Guichard-Perrach S.A., 4.750%, 07/21/11	EUR	170,000		205,529
Cia Brasileira de Bebida, 8.750%, 09/15/13	USD	70,000		81,813
Clear Channel Communications, Inc., 4.500%, 01/15/10	USD	190,000	[2]	181,716
Corning, Inc., 6.750%, 09/15/13	USD	125,000		132,819
DaimlerChrysler N.A. Holdings Corp., 4.875%, 06/15/10	USD	95,000		92,757

The accompanying notes are an integral part of these financial statements.

Managers Global Bond Fund

Schedule of Portfolio Investments (continued)

Security Description		Principal Amount		Value
Industrials (continued)
Desarrolladora Homex SA, 7.500%, 09/28/15 (a)	USD	230,000		$225,975
Deutsche Telekom, 5.250%, 05/20/08	EUR	60,000		74,233
Diageo Capital Beverages, 3.875%, 01/06/09	EUR	65,000		78,263
Georgia-Pacific Corp., 7.250%, 06/01/28	USD	160,000		141,800
Hanarotelecom, Inc., 7.000%, 02/01/12 (a)	USD	50,000	[2]	49,256
HCA, Inc., 5.500%, 12/01/09	USD	150,000		148,145
Kroger Co., The, 5.500%, 02/01/13	USD	90,000		88,843
LPG International, Inc., 7.250%, 12/20/15 (a)	USD	120,000		118,500
Lucent Technologies, Inc., 6.450%, 03/15/29	USD	115,000		98,613
MGM MIRAGE, 6.000%, 10/01/09	USD	180,000	[2]	178,875
Molson Coors Capital Finance ULC, 5.000%, 09/22/15	CAD	225,000		192,839
News America Holdings, 8.625%, 02/07/14	AUD	350,000		274,793
Pearson PLC, 6.125%, 02/01/07	EUR	35,000		42,787
Pemex Project Funding Master Trust, 7.875%, 02/01/09	USD	325,000		347,588
Phillips-Van Heusen Corp., 7.250%, 02/15/11	USD	70,000		71,050
Quest Corp., 7.875%, 09/01/11	USD	75,000		80,813
Rogers Cable, Inc., 5.500%, 03/15/14	USD	110,000		102,987
Rogers Wireless, Inc., 7.625%, 12/15/11	CAD	115,000		105,853
Shaw Communications, Inc., 6.100%, 11/16/12	CAD	230,000		197,566
Sing Telecommunications, 6.000%, 11/21/11	EUR	50,000		66,801
Smithfield Foods, Inc., 7.000%, 08/01/11	USD	145,000		147,900
Stena AB, 7.000%, 12/01/16	USD	85,000		77,775
Stena AB, 7.500%, 11/01/13	USD	75,000		72,000
Vale Overseas Limited., 8.250, 01/17/34	USD	185,000		212,981
Williams Co., Inc., 7.875%, 09/01/21	USD	90,000		97,425
WPP Group, PLC. 6.000%, 06/18/08	EUR	50,000		62,828
Total Industrials				5,458,061
Utilities - 3.4%
Empresa Nacional de Electricidad, Yankee, 7.875%, 02/01/27	USD	100,000		110,549
Enersis SA, Yankee, 7.400%, 12/01/16	USD	80,000	[2]	86,952
Pioneer Natural Resources Co., 6.500%, 01/15/08	USD	110,000		112,400
Scottish Power, 6.625%, 01/14/10	GBP	90,000		165,841
Tennessee Valley Authority, 5.375%, 11/13/08	USD	960,000		977,145
Total Utilities				1,452,887
Total Corporate Bonds (cost $18,032,800)				17,625,078
U.S. Government and Agency Obligations - 15.1%
U.S. Government Agency Obligations - 11.7%
Federal Farm Credit Bank, 4.125%, 04/15/09	USD	695,000		682,242
Federal Farm Credit Banks Funding Corp., 3.375%, 07/15/08	USD	650,000		629,358
FHLMC Gold Pool, 4.000%, 02/01/20	USD	67,936		64,824
FHLMC Gold Pool, 6.000%, 05/01/18 to 10/01/20	USD	89,228		91,065
FHLMC Gold Pool, 6.500%, 08/01/35 to 10/01/35	USD	92,555		94,859
FNMA, 1.750%, 03/26/08	JPY	140,000,000		1,225,171
FNMA, 2.290%, 02/19/09	SGD	400,000		234,304
FNMA, 4.500%, 05/01/20 to 09/01/35	USD	314,573		303,405
FNMA, 5.000%, 06/01/20 to 10/01/19	USD	772,568		751,349
FNMA, 5.500%, 06/01/35 to 11/01/34	USD	639,357		633,750
FNMA, 6.000%, 05/01/35 to 06/01/17	USD	251,090		254,506
FNMA, 6.500%, 07/01/35	USD	42,630		43,735
GNMA, 6.000%, 10/20/35	USD	44,508		45,483
Total U.S. Agency				5,054,051

The accompanying notes are an integral part of these financial statements.

Managers Global Bond Fund

Schedule of Portfolio Investments (continued)

Security Description		Principal Amount	Value
U.S. Treasury - 2.6%
USTB, 5.375%, 02/15/31	USD	665,000 [2]	$746,982
USTN, 5.750%, 08/15/10	USD	370,000 [2]	391,434
Total U.S. Treasury			1,138,416
Other MBS - 0.8%
Permanent Financing PLC, 5.100%, 06/11/07	EUR	275,000	334,925
Total U.S. Government and Agency Obligations (cost $6,604,012)			6,527,392
		Shares
Other Investment Companies - 9.0%[1]
Bank of New York Institutional Cash Reserves Fund, 4.30%[3]		3,452,413	3,452,413
JPMorgan Prime Money Market Fund, Institutional Class Shares, 4.14%		439,269	439,269
Total Other Investment Companies (cost $3,891,682)			3,891,682
Total Investments - 105.4% (cost $46,232,235)			45,480,956
Other Assets, less Liabilities - (5.4)%			(2,349,684)
Net Assets - 100.0%			$43,131,272

The accompanying notes are an integral part of these financial statements.

Notes to Schedules of Portfolio Investments

The following footnotes and abbreviations should be read in conjunction with each of the Schedules of Portfolio Investments previously presented in this report.

At December 31, 2005, the cost of securities for Federal income tax purposes and the gross aggregate unrealized appreciation and/ or depreciation based on tax cost were approximately:

Fund	Cost	Appreciation	Depreciation	Net
Value	$140,028,705	$20,861,565	$(5,764,673)	$15,096,892
Capital Appreciation	120,204,033	15,239,386	(1,423,907)	13,815,479
Small Company	39,698,158	9,059,159	(1,209,274)	7,849,885
International Equity	192,973,980	55,208,351	(5,744,182)	49,464,169
Emerging Markets	100,616,182	34,651,047	(1,874,790)	32,776,257
Bond	528,898,338	9,183,204	(5,027,549)	4,155,655
Global Bond	46,232,235	726,194	(1,477,473)	(751,279)

*	Non-income-producing security.

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified buyers. At December 31, 2005, the value of these securities amounted to the following:

Fund	Market Value	% of Net Assets
Emerging Markets	$3,416,715	2.9%
Bond	26,716,627	6.3%
Global Bond	2,643,068	6.1%

[1]	Yield shown for an investment company represents its December 31, 2005, seven-day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

[2]	Some or all of these shares were out on loan to various brokers as of December 31, 2005, amounting to:

Fund	Market Value	% of Net Assets
Value	$28,813,154	23.1%
Capital Appreciation	26,935,136	25.7%
Small Company	8,956,184	24.2%
International Equity	19,609,149	9.5%
Emerging Markets	14,886,663	12.7%
Bond	109,730,104	25.7%
Global Bond	3,357,475	7.8%

[3]	Collateral received from brokers for securities lending was invested in these short-term investments.

[4]	Zero coupon security.

‘	Affiliated Company – See Note 10 in the Notes to Financial Statements.

[6]	When Issued security.

[7]	Security is illiquid.

[8]	Non-cash collateral received for securities loaned.

Investments Definitions and Abbreviations:

ADR/GDR:	ADR after the name of a holding stands for American Depositary Receipt, representing ownership of foreign securities on deposit with a domestic custodian bank; a GDR (Global Depositary Receipt) is comparable, but foreign securities are held on deposit in a non-U.S. bank. The value of the ADR/GDR securities is determined or significantly influenced by trading on exchanges not located in the United States or Canada. Sponsored ADR/GDRs are initiated by the underlying foreign company.

FHLMC: Federal Home Loan Mortgage Corp.

FNMA: Federal National Mortgage Association

GNMA: Government National Mortgage Association

GMAC: General Motors Acceptance Corp.

USTB: United States Treasury Bond

USTN: United States Treasury Note

MBA: Mortgage Backed Security

Registered shares: A security whose owner has been recorded with its issuer or issuer’s registrar.

Abbreviations have been used throughout the portfolios to indicate amounts shown in currencies other than the U.S. dollar (USD):

AUD:	Australian Dollar

CAD:	Canadian Dollar

DKK:	Danish Krone

EUR:	euro

GBP:	British Pound

MXN:	Mexican Peso

BRL:	Brazilian Real

NOK:	Norwegian Krone

SEK:	Swedish Krone

SGD:	Singapore Dollar

NZD:	New Zealand Dollar

JPY:	Japanese Yen

ARS:	Argentine Peso

THB:	Thailand Baht

IDR:	Indonesian Rupiah

KRW:	South Korean Won

Statements of Assets and Liabilities

December 31, 2005

	Managers Value Fund	Managers Capital Appreciation Fund	Managers Small Company Fund
Assets:
Investments at value (including securities on loan valued at $28,813,154, $26,935,136, $8,956,184, $19,609,149, $14,886,663, $109,730,104, $3,357,475, respectively)*	$155,125,597	$134,019,512	$47,548,043
Cash	—	—	13,228
Foreign currency**	—	—	—
Receivable for investments sold	—	—	—
Receivable for Fund shares sold	98,045	121,129	29,509
Receivable for open forward foreign currency contracts	—	—	—
Dividends, interest and other receivables	86,567	98,735	16,504
Prepaid expenses	12,603	8,357	7,474

Total assets	155,322,812	134,247,733	47,614,758

Liabilities:
Payable to affiliate	17,338	27,053	3,680
Payable to Custodian	69,194	108,073	—
Payable for Fund shares repurchased	388,801	295,638	181,495
Payable upon return of securities loaned	29,798,337	28,763,012	9,249,211
Payable for investments purchased	231,417	—	1,115,657
Payable for open forward foreign currency contracts	—	—	—
Accrued expenses:
Investment advisory and management fees	79,710	72,571	28,431
Administrative fees	26,570	22,679	7,898
Other	68,314	80,994	35,025

Total liabilities	30,679,681	29,370,020	10,621,397

Net Assets	$124,643,131	$104,877,713	$36,993,361

Shares outstanding	4,454,633	3,773,365	3,412,682

Net asset value, offering and redemption price per share	$27.98	$27.79	$10.84

Net Assets Represent:
Paid-in capital	$107,570,320	$246,717,829	$35,772,112
Undistributed (overdistributed) net investment income	—	—	—
Accumulated net realized gain (loss) from investments, futures and foreign currency transactions	760,488	(155,775,215)	(6,702,770)
Net unrealized appreciation (depreciation) of investments, futures and foreign currency contracts and translations	16,312,323	13,935,099	7,924,019

Net Assets	$124,643,131	$104,877,713	$36,993,361

* Investments at cost	$138,813,274	$120,084,413	$39,624,024
** Foreign currency at cost	—	—	—

The accompanying notes are an integral part of these financial statements.

Managers International Equity Fund	Managers Emerging Markets Equity Fund	Managers Bond Fund	Managers Global Bond Fund

$242,438,149	$133,392,439	$533,053,993	$45,480,956
—	120,623	435,964	598
1,613,572	500,882	68,811	7,353
737,796	—	—	—
86,961	71,095	823,505	464,563
1,306,669	—	—	2,783,658
369,802	279,056	4,786,404	711,043
16,370	9,786	35,239	8,032

246,569,319	134,373,881	539,203,916	49,456,203

—	—	—	—
15,834,405	—	—	—
721,043	432,362	400,740	22,569
20,786,456	15,933,904	111,934,686	3,452,413
1,033,465		—	—
1,304,214	—	—	2,742,257
168,500	113,423	194,546	24,147
46,806	24,657	87,883	7,167
281,303	297,198	137,965	76,378

40,176,192	17,145,088	112,755,820	6,324,931

$206,393,127	$117,228,793	$426,448,096	$43,131,272

3,839,346	5,831,242	17,686,975	2,135,858

$53.76	$20.10	$24.11	$20.19

$255,478,223	$84,454,831	$421,841,603	$43,711,059
(409,088)	(15,426)	133,777	143,886
(101,073,547)	(271,802)	(188,504)	—
52,397,539	33,061,190	4,661,220	(723,673)

$206,393,127	$117,228,793	$426,448,096	$43,131,272

$190,070,893	$100,344,380	$528,391,696	$46,232,235
1,613,158	490,310	68,792	7,393

The accompanying notes are an integral part of these financial statements.

Statements of Operations

For the year ended December 31, 2005

	Managers Value Fund	Managers Capital Appreciation Fund	Managers Small Company Fund
Investment Income:
Dividend income	$2,304,060	$1,003,587	$179,041
Interest income	—	—	—
Foreign withholding tax	(10,337)	(10,596)	(559
Securities lending fees	23,105	19,611	15,330

Total investment income	2,316,828	1,012,602	193,812

Expenses:
Investment management fees	912,310	803,038	277,859
Administrative fees	304,103	250,949	77,183
Transfer agent	45,300	57,420	11,941
Professional fees	50,077	40,315	25,979
Custodian	45,457	38,456	20,687
Registration fees	17,816	12,893	13,802
Reports to shareholders	9,596	12,876	3,002
Trustees fees and expenses	3,338	2,752	1,672
Miscellaneous	6,800	4,750	1,801

Total expenses before offsets	1,394,797	1,223,449	433,926

Expense (reimbursement)/recoupment	55,588	73,015	13,677
Expense reductions	(7,330)	(13,935)	—

Net expenses	1,443,055	1,282,529	447,603

Net investment income (loss)	873,773	(269,927)	(253,791

Net Realized and Unrealized Gain (Loss):
Net realized gain on investment transactions	14,156,521	6,056,702	1,316,218
Net realized gain on futures contracts	—	—	—
Net realized gain (loss) on foreign currency contracts and transactions	—	—	—
Net unrealized appreciation (depreciation) of investments	(7,729,948)	(730,839)	631,127
Net unrealized appreciation of futures contracts	—	—	—
Net unrealized appreciation (depreciation) of foreign currency contracts and translations	—	—	—

Net realized and unrealized gain (loss)	6,426,573	5,325,863	1,947,345

Net Increase (Decrease) in Net Assets Resulting from Operations	$7,300,346	$5,055,936	$1,693,554

The accompanying notes are an integral part of these financial statements.

Managers International Equity Fund	Managers Emerging Markets Equity Fund	Managers Bond Fund	Managers Global Bond Fund

$5,100,441	$2,071,037	$186,847	$—
—	—	14,432,007	1,377,608
(483,328)	(215,499)	—	—
154,129	61,584	115,354	10,560

4,771,242	1,917,122	14,734,208	1,388,168

1,938,776	943,175	2,118,516	272,510
538,549	205,038	847,406	77,860
116,960	36,576	200,492	25,737
42,356	43,405	73,786	46,663
322,651	137,476	92,142	43,705
21,579	16,822	35,367	14,277
29,949	13,247	50,667	4,283
9,849	4,502	18,507	1,833
38,418	9,543	16,493	2,362

3,059,087	1,409,784	3,453,376	489,230

141,842	23,774	(98,243)	(25,956)
(36,356)	—	(46)	(41)

3,164,573	1,433,558	3,355,087	463,233

1,606,669	483,564	11,379,121	924,935

27,495,920	8,368,321	2,119,827	351,225
16,834	—	—	—
(57,357)	(173,420)	1,190,541	432,514
936,938	17,289,040	(6,518,999)	(3,731,449)
734	—	—	—
(52,855)	5,813	(55,646)	58,159

28,340,214	25,489,754	(3,264,277)	(2,889,551)

$29,946,883	$25,973,318	$8,114,844	$(1,964,616)

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

For the year ended December 31,

	Managers Value Fund		Managers Capital Appreciation Fund
	2005	2004	2005	2004
Increase (Decrease) in Net Assets From Operations:
Net investment income (loss)	$873,773	$676,312	$(269,927)	$(267,972)
Net realized gain on investments, futures and foreign currency transactions	14,156,521	5,860,848	6,056,702	5,023,588
Net unrealized appreciation (depreciation) of investments and foreign currency translations	(7,729,948)	7,766,982	(730,839)	145,527

Net increase (decrease) in net assets resulting from operations	7,300,346	14,304,142	5,055,936	4,901,143

Distributions to Shareholders:
From net investment income	(974,970)	(600,552)	—	—
From net realized gain on investments	(12,602,042)	—	—	—

Total distributions to shareholders	(13,577,012)	(600,552)	—	—

From Capital Share Transactions:
Proceeds from sale of shares	41,625,309	44,358,223	32,049,419	24,179,731
Reinvestment of dividends and distributions	13,449,285	583,933	—	—
Cost of shares repurchased	(43,702,003)	(39,818,512)	(30,575,012)	(41,636,068)

Net increase (decrease) from capital share transactions	11,372,591	5,123,644	1,474,407	(17,456,337)

Total increase (decrease) in net assets	5,095,925	18,827,234	6,530,343	(12,555,194)

Net Assets:
Beginning of year	119,547,206	100,719,972	98,347,370	110,902,564

End of year	$124,643,131	$119,547,206	$104,877,713	$98,347,370

End of year undistributed net investment income (loss)	$—	$84,317	$—	$—

Share Transactions:
Sale of shares	1,419,446	1,627,365	1,250,037	956,706
Reinvested shares	479,168	19,674	—	—
Shares repurchased	(1,465,605)	(1,463,608)	(1,149,831)	(1,638,915)

Net increase (decrease) in shares	433,009	183,431	100,206	(682,209)

The accompanying notes are an integral part of these financial statements.

Managers Small Company Fund		Managers International Equity Fund
2005	2004	2005	2004

$(253,791)	$(226,293)	$1,606,669	$1,374,228
1,316,218	1,060,845	27,455,397	33,967,766
631,127	2,135,788	884,817	(2,335,520)

1,693,554	2,970,340	29,946,883	33,006,474

—	—	(2,001,385)	(1,540,373)
—	—	—	—

—	—	(2,001,385)	(1,540,373)

13,834,182	10,890,027	36,147,458	45,879,177
—	—	1,625,660	1,244,967
(6,163,175)	(4,981,576)	(93,386,057)	(111,140,448)

7,671,007	5,908,451	(55,612,939)	(64,016,304)

9,364,561	8,878,791	(27,667,441)	(32,550,203)

27,628,800	18,750,009	234,060,568	266,610,771

$36,993,361	$27,628,800	$206,393,127	$234,060,568

$—	$—	$(409,088)	$22,485

1,346,911	1,155,515	754,899	1,093,874
—	—	30,335	26,483
(599,977)	(530,122)	(1,920,526)	(2,628,151)

746,934	625,393	(1,135,292)	(1,507,794)

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets (continued)

For the year ended December 31,

	Managers Emerging Markets Equity Fund		Managers Bond Fund		Managers Global Bond Fund
	2005	2004	2005	2004	2005	2004
Increase (Decrease) in Net Assets From Operations:
Net investment income (loss)	$483,564	$307,009	$11,379,121	$7,869,572	$924,935	$889,798
Net realized gain on investments, futures and foreign currency transactions	8,194,901	5,418,097	3,310,368	2,905,771	783,739	2,509,405
Net unrealized appreciation (depreciation) of investments and foreign currency translations	17,294,853	6,510,946	(6,574,645)	116,939	(3,673,290)	(394,129)

Net increase (decrease) in net assets resulting from operations	25,973,318	12,236,052	8,114,844	10,892,282	(1,964,616)	3,005,074

Distributions to Shareholders:
From net investment income	(299,119)	(225,163)	(12,451,131)	(9,201,004)	(1,549,265)	(2,005,510)
From net realized gain on investments	(9,253,162)	(1,936,391)	(2,620,643)	(1,786,138)	(599,669)	(917,446)

Total distributions to shareholders	(9,552,281)	(2,161,554)	(15,071,774)	(10,987,142)	(2,148,934)	(2,922,956)

From Capital Share Transactions:
Proceeds from sale of shares	51,433,377	41,188,851	255,440,152	148,437,567	17,762,867	17,122,093
Reinvestment of dividends and distributions	8,975,928	2,118,388	14,138,984	10,270,433	2,136,679	2,901,332
Cost of shares repurchased	(23,168,214)	(26,542,734)	(95,384,135)	(79,044,208)	(9,108,361)	(15,959,002)

Net increase (decrease) from capital share transactions	37,241,091	16,764,505	174,195,001	79,663,792	10,791,185	4,064,423

Total increase (decrease) in net assets	53,662,128	26,839,003	167,238,071	79,568,932	6,677,635	4,146,541

Net Assets:
Beginning of year	63,566,665	36,727,662	259,210,025	179,641,093	36,453,637	32,307,096

End of year	$117,228,793	$63,566,665	$426,448,096	$259,210,025	$43,131,272	$36,453,637

End of year undistributed net investment income (loss)	$(15,426)	$101,804	$133,777	$35,800	$143,886	$338,255

Share Transactions:
Sale of shares	2,819,768	2,854,814	10,471,518	6,055,078	820,950	759,922
Reinvested shares	450,177	130,443	581,998	421,611	105,882	129,755
Shares repurchased	(1,291,342)	(1,902,280)	(3,910,052)	(3,242,568)	(419,719)	(716,810)

Net increase (decrease) in shares	1,978,603	1,082,977	7,143,464	3,234,121	507,113	172,867

The accompanying notes are an integral part of these financial statements.

Financial Highlights

For a share outstanding throughout each year ended December 31,

	Managers Value Fund
	2005		2004		2003		2002	2001
Net Asset Value, Beginning of Year	$29.73		$26.24		$20.69		$27.45	$27.73

Income from Investment Operations:
Net investment income	0.23		0.17		0.11		0.15	0.09
Net realized and unrealized gain (loss) on investments	1.43		3.47		5.56		(6.65)	0.70

Total from investment operations	1.66		3.64		5.67		(6.50)	0.79

Less Distributions to Shareholders from:
Net investment income	(0.25)		(0.15)		(0.12)		(0.16)	(0.08)
Net realized gain on investments	(3.16)		—		—		(0.10)	(0.99)

Total distributions to shareholders	(3.41)		(0.15)		(0.12)		(0.26)	(1.07)

Net Asset Value, End of Year	$27.98		$29.73		$26.24		$20.69	$27.45

Total Return[1]	5.53%		13.87%		27.39%		(23.79)%	2.92%

Ratio of net expenses to average net assets[1]	1.18%		1.22%		1.27%		1.28%	1.25%
Ratio of total expenses to average net assets[1]	1.15	% [3]	1.38	% [3]	1.42	% [3]	1.35%	1.35%
Ratio of net investment income to average net assets	0.72%		0.62%		0.59%		0.60%	0.43%
Portfolio turnover	54%		39%		40%		53%	147%
Net assets at end of year (000’s omitted)	$124,643		$119,547		$100,720		$48,001	$63,628

	Managers Capital Appreciation Fund
	2005		2004		2003		2002	2001
Net Asset Value, Beginning of Year	$26.77		$25.46		$20.36		$29.29	$42.79

Income from Investment Operations:
Net investment loss	(0.07	) [4]	(0.07)		(0.16)		(0.28)	(0.25)
Net realized and unrealized gain (loss) on investments	1.09		1.38		5.26		(8.65)	(13.25)

Total from investment operations	1.02		1.31		5.10		(8.93)	(13.50)

Net Asset Value, End of Year	$27.79		$26.77		$25.46		$20.36	$29.29

Total Return[1]	3.85%		5.14%		25.05%		(30.49)%	(31.55)%

Ratio of net expenses to average net assets[1]	1.28%		1.34%		1.33%		1.39%	1.34%
Ratio of total expenses to average net assets[1]	1.22%[3]		1.47%[3]		1.52%[3]		1.43%	1.40%
Ratio of net investment loss to average net assets	(0.27)%		(0.26)%		(0.67)%		(1.07)%	(0.75)%
Portfolio turnover	97%		79%		109%		141%	265%
Net assets at end of year (000’s omitted)	$104,878		$98,347		$110,903		$107,545	$186,876

Financial Highlights

For a share outstanding throughout each year ended December 31,

	Managers Small Company Fund
	2005		2004		2003	2002	2001
Net Asset Value, Beginning of Year	$10.36		$9.19		$6.40	$8.16	$9.29

Income from Investment Operations:
Net investment loss	(0.08	) [4]	(0.08)		(0.09)	(0.13)	(0.07)
Net realized and unrealized gain (loss) on investments	0.56		1.25		2.88	(1.63)	(1.06)

Total from investment operations	0.48		1.17		2.79	(1.76)	(1.13)

Net Asset Value, End of Year	$10.84		$10.36		$9.19	$6.40	$8.16

Total Return[1]	4.63%		12.73%		43.59%	(21.57)%	(12.16)%

Ratio of net expenses to average net assets[1]	1.45%		1.45%		1.45%	1.40%	1.30%
Ratio of total expenses to average net assets[1]	1.41	% [3]	1.43	% [3]	1.50%	1.70%	1.71%
Ratio of net investment loss to average net assets	(0.82)%		(1.05)%		(1.20)%	(1.17)%	(0.92)%
Portfolio turnover	26%		18%		48%	134%	95%
Net assets at end of year (000’s omitted)	$36,993		$27,629		$18,750	$12,610	$26,764

	Managers International Equity Fund
	2005		2004		2003	2002	2001
Net Asset Value, Beginning of Year	$47.05		$41.13		$31.22	$37.61	$49.38

Income from Investment Operations:
Net investment income	0.37		0.27		0.34	0.19	0.20 [2]
Net realized and unrealized gain (loss) on investments	6.83		5.96		10.04	(6.48)	(11.72	) [2]

Total from investment operations	7.20		6.23		10.38	(6.29)	(11.52)

Less Distributions to Shareholders from:
Net investment income	(0.49)		(0.31)		(0.47)	(0.10)	(0.25)
Net Asset Value, End of Year	$53.76		$47.05		$41.13	$31.22	$37.61

Total Return[1]	15.30%		15.17%		33.21%	(16.71)%	(23.35)%

Ratio of net expenses to average net assets[1]	1.45%		1.62%		1.72%	1.54%	1.45%
Ratio of total expenses to average net assets[1]	1.42	% [3]	1.70	% [3]	1.73%	1.56%	1.46%
Ratio of net investment income to average net assets	0.75%		0.57%		0.70%	0.54%	0.46	% [2]
Portfolio turnover	79%		93%		80%	132%	108%
Net assets at end of year (000’s omitted)	$206,393		$234,061		$266,611	$362,561	$560,602

Financial Highlights

For a share outstanding throughout each year ended December 31,

	Managers Emerging Markets Equity Fund
	2005		2004		2003		2002	2001
Net Asset Value, Beginning of Year	$16.50		$13.26		$8.80		$9.56	$9.63

Income from Investment Operations:
Net investment income (loss)	0.52		0.08		0.01		0.03	(0.01)
Net realized and unrealized gain (loss) on investments	4.84		3.74		4.50		(0.79)	(0.04)

Total from investment operations	5.36		3.82		4.51		(0.76)	(0.05)

Less Distributions to Shareholders from:
Net investment income	(0.55)		(0.06)		(0.05)		—	—
Net realized gain on investments	(1.21)		(0.52)		—		—	(0.02)

Total distributions to shareholders	(1.76)		(0.58)		(0.05)		—	(0.02)

Net Asset Value, End of Year	$20.10		$16.50		$13.26		$8.80	$9.56

Total Return[1]	32.53%		28.85%		51.20%		(7.95)%	(0.57)%

Ratio of net expenses to average net assets[1]	1.50%		1.85%		1.99%		1.97%	1.94%
Ratio of total expenses to average net assets[1]	1.72	% [3]	1.87	% [3]	1.97	% [3]	2.18%	2.36%
Ratio of net investment income (loss) to average net assets	0.59%		0.67%		0.08%		0.32%	(0.09)%
Portfolio turnover	35%		58%		79%		68%	69%
Net assets at end of year (000’s omitted)	$117,229		$63,567		$36,728		$22,211	$15,202

Financial Highlights

For a share outstanding throughout each year ended December 31,

	Managers Bond Fund
	2005		2004		2003	2002	2001
Net Asset Value, Beginning of Year	$24.58		$24.58		$23.44	$22.32	$21.75

Income from Investment Operations:
Net investment income	0.88		0.80		1.08	1.24	1.44
Net realized and unrealized gain (loss) on investments	(0.32)		0.30		1.40	1.12	0.60

Total from investment operations	0.56		1.10		2.48	2.36	2.04

Less Distributions to Shareholders from:
Net investment income	(0.88)		(0.93)		(1.11)	(1.24)	(1.45)
Net realized gain on investments	(0.15)		(0.17)		(0.23)	—	(0.02)

Total distributions to shareholders	(1.03)		(1.10)		(1.34)	(1.24)	(1.47)

Net Asset Value, End of Year	$24.11		$24.58		$24.58	$23.44	$22.32

Total Return[1]	2.29%		5.14%		10.77%	10.98%	9.64%

Ratio of net expenses to average net assets[1]	0.99%		0.99%		0.99%	1.00%	1.18%
Ratio of total expenses to average net assets[1]	1.02	% [3]	1.06	% [3]	1.09%[3]	1.17%	1.18%
Ratio of net investment income to average net assets	3.36%		3.65%		4.50%	5.55%	6.45%
Portfolio turnover	26%		16%		73%	24%	16%
Net assets at end of year (000’s omitted)	$426,448		$259,210		$179,641	$128,341	$66,817

Financial Highlights

For a share outstanding throughout each year ended December 31,

	Managers Global Bond Fund
	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Year	$22.38	$22.19	$20.58	$17.97	$18.98
Income from Investment Operations:
Net investment income	0.63	0.65	0.80	0.81	0.57 [2]
Net realized and unrealized gain (loss) on investments	(1.75)	1.49	3.43	2.57	(1.33)[2]

Total from investment operations	(1.12)	2.14	4.23	3.38	(0.76)

Less Distributions to Shareholders from:
Net investment income	(0.77)	(1.34)	(2.09)	(0.55)	—
Net realized gain on investments	(0.30)	(0.61)	(0.53)	(0.22)	(0.25)

Total distributions to shareholders	(1.07)	(1.95)	(2.62)	(0.77)	(0.25)

Net Asset Value, End of Year	$20.19	$22.38	$22.19	$20.58	$17.97

Total Return[1]	(4.94)%	9.62%	20.69%	18.85%	(4.10)%

Ratio of net expenses to average net assets[1]	1.19%	1.29%	1.68%	1.55%	1.45%
Ratio of total expenses to average net assets[1]	1.26%[3]	1.49%[3]	1.68%	1.56%	1.46%
Ratio of net investment income to average net assets	2.38%	2.73%	3.48%	4.01%	2.87%[2]
Portfolio turnover	64%	130%	152%	220%	244%
Net assets at end of year (000’s omitted)	$43,131	$36,454	$32,307	$19,746	$19,879

The following notes should be read in conjunction with the Financial Highlights of the Funds presented on the preceding pages.

[1]	See Note 1(c) of “Notes to Financial Statements.”

[2]	Effective January 1, 2001, the Trust adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The effect of this change during the year ended December 31, 2001 on International Equity, Intermediate Bond and Global Bond was to decrease net investment income and increase net realized and unrealized gain (loss) per share by $ 0.01, $0.04 and $ 0.04, respectively. The effect of this change on the remaining Funds was not significant. Without this change the ratio of net investment income to average net assets for the year ended December 31, 2001 for International Equity and Global Bond would have been 0.46% and 3.08%, respectively. Per share data, ratios and supplemental data for prior periods have not been restated to reflect this change.

[3]	Excludes the impact of expense (reimbursement)/recoupment and expense offsets such as brokerage credits, but includes non-reimbursable expenses such as interest and taxes. (See Note 1c to the Notes to Financial Statements.)

[4]	Per share numbers have been calculated using average shares.

Notes to Financial Statements

December 31, 2005

(1) Summary of Significant Accounting Policies

The Managers Funds (the “Trust”) is an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Currently, the Trust is comprised of a number of investment series. Included in this report are the Managers Value Fund (“Value”), Managers Capital Appreciation Fund (“Capital Appreciation”), Managers Small Company Fund (“Small Company”), Managers International Equity Fund (“International Equity”), Managers Emerging Markets Equity Fund (“Emerging Markets Equity”), Managers Bond Fund (“Bond”) and Managers Global Bond Fund (“Global Bond”), collectively the “Funds.”

The Funds’ financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements:

(a) Valuation of Investments

Equity securities traded on a domestic or international securities exchange are generally valued at the last quoted sale price, or, lacking any sales, at the last quoted bid price. Over-the-counter securities are valued at the Nasdaq Official Closing Price, if one is available. Lacking any sales, over-the-counter securities, are valued at the last quoted bid price. Under certain circumstances, the value of a Fund investment may be based on an evaluation of its fair value, pursuant to procedures established by and under the general supervision of the Board of Trustees of the Fund. A Fund may use the fair value of a portfolio security to calculate its NAV when, for example, (1) market quotations are not readily available because a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and not resumed prior to the time as of which the Fund calculates its NAV, (3) where a significant event affecting the value of a portfolio security is determined to have occurred between the time of the market quotation provided for a portfolio security and the time as of which the Fund calculates its NAV, (4) a security’s price has remained unchanged over an extended period of time (often referred to as a “stale price”), or (5) the Investment Manager determines that a market quotation is inaccurate. The Manager monitors intervening events that may affect the value of securities held in each Fund’s portfolio and, in accordance with procedures adopted by the Funds’ Trustees, will adjust the prices of securities traded in foreign markets, as appropriate, to reflect the impact of events occurring subsequent to the close of such markets but prior to the time each Fund’s NAV is calculated. Fixed-income securities are valued based on valuations furnished by independent pricing services that utilize matrix systems, which reflect such factors as security prices, yields, maturities and ratings, and are supplemented by dealer and exchange quotations. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Investments in other regulated investment companies are valued at their end of day net asset value per share except iShares or other ETF’s, which are valued the same as equity securities. Securities (including derivatives) for which market quotations are not readily available are valued at fair value, as determined in good faith, and pursuant to procedures adopted by the Board of Trustees of the Trust.

Investments in certain mortgage-backed, stripped mortgage-backed, preferred stocks, convertible securities and other debt securities not traded on an organized market, are valued on the basis of valuations provided by dealers or by a pricing service which uses information with respect to transactions in such securities, various relationships between securities and yield to maturity in determining value.

(b) Security Transactions

Security transactions are accounted for as of the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost. The Funds had certain portfolio trades directed to a broker under a brokerage recapture program. For the year ended December 31, 2005, under these arrangements the total amount by which the cost of the Funds’ securities were reduced or proceeds on sales increased were as follows: Value - $11,431; Capital Appreciation - $52,088; and International Equity - $23,134.

(c) Investment Income and Expenses

Dividend income is recorded on the ex-dividend date except certain dividends from foreign securities where the ex-dividend date may have passed. These dividends are recorded as soon as the Trust is informed of the ex-dividend date. Dividend income on foreign securities is recorded net of any withholding tax. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Non-cash dividends included in dividend income, if any, are reported at the fair market value of the securities received. Other income and expenses are recorded on an accrual basis. Expenses that cannot be directly attributed to a fund are apportioned among the Funds in the Trust and in some cases other affiliated funds based upon their relative average net assets or number of shareholders.

The following Funds had certain portfolio trades directed to various brokers who paid a portion of such Fund’s expenses.

Notes to Financial Statements (continued)

For the year ended December 31, 2005, under these arrangements the amount by which certain Fund’s expenses were reduced and the impact on the expense ratios were as follows: Value -$7,330 or 0.01%; Capital Appreciation – $13,837 or 0.01%; and International Equity - $36,214 or 0.02%.

In addition, each of the Funds has a “balance credit” arrangement with The Bank of New York (“BNY”), the Funds’ custodian, whereby each Fund is credited with an interest factor equal to 1 % below the effective 90-day T-Bill rate for account balances left uninvested overnight. These credits serve to reduce custody expenses that would otherwise be charged to each Fund. For the year ended December 31, 2005, the custodian expense was reduced as follows: Capital Appreciation – $98; International Equity - $142; Bond - $46 and Global Bond - $41.

Effective May 1, 2005, Managers Investment Group LLC (formerly The Managers Funds LLC) (the “Investment Manager”), a subsidiary of Affiliated Managers Group, Inc. (“AMG”) and the Investment Manager for the Funds, has contractually agreed, through at least May 1, 2006, to waive fees and pay or reimburse expenses of Small Company, Bond and Global Bond to the extent that the total annual operating expenses (exclusive of brokerage, interest, taxes and extraordinary expenses) of the Fund exceed 1.45%, 0.99% and 1.19%, respectively, of each Fund’s average daily net assets. The Investment Manager has also contractually agreed to waive fees or reimburse expenses on Value, Capital Appreciation, International Equity and Emerging Markets Equity to the extent that the total annual operating expenses (exclusive of brokerage, interest, taxes and extraordinary expenses) of the Fund exceed 1.19%, 1.29%, 1.55% and 1.79%, respectively, of each Fund’s average daily net assets, provided that the amount of fees waived, paid or reimbursed does not exceed 0.25% per annum of each Fund’s average daily net assets.

Each Fund may be obligated to repay the Investment Manager such amounts waived, paid or reimbursed in future years provided that the repayment occurs within three (3) years after the waiver or reimbursement and that such repayment would not cause the Fund’s expenses in any such year to exceed the previously stated percentages of that Fund’s average daily net assets. For the year ended December 31, 2005, the following Funds made such repayments to the Investment Manager in the following amounts: Value - $55,588; Capital Appreciation - $73,015; Small Company - $13,677; International Equity - $141,842; and Emerging Markets Equity - $23,774. At December 31, 2005, the cumulative amount of reimbursement by the Manager subject to repayment for Value, Capital Appreciation, Small Company, Bond and Global Bond equaled $94,595, $40,849, $10,549, $423,221 and $94,056, respectively.

Total returns and net investment income for the Funds would have been lower had certain expenses not been offset.

(d) Dividends and Distributions

Dividends resulting from net investment income, if any, normally will be declared and paid annually for Global Bond and the Equity Funds. Dividends resulting from net investment income, if any, normally will be declared and paid monthly for Bond. Distributions of capital gains, if any, will be made on an annual basis and when required for Federal excise tax purposes. Income and capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for losses deferred due to wash sales, equalization accounting for tax purposes, foreign currency and market discount transactions. Permanent book and tax basis differences, if any, relating to shareholder distributions will result in reclassifications to paid-in capital. The tax character of distributions paid during the past two years were as follows:

	Value		Capital Appreciation		Small Company
	2005	2004	2005	2004	2005	2004
Distributions paid from:
Ordinary income	$974,970	$600,552	$—	$—	$—	$—
Short-term capital gains	912,960	—	—	—	—	—
Long-term capital gains	11,689,082	—	—	—	—	—

	$13,577,012	$600,552	$—	$—	$—	$—

As a % of distributions paid:
Qualified ordinary income	100.00%	100.00%	—	—	—	—
Ordinary income - dividends received deduction	100.00%	100.00%	—	—	—	—

Notes to Financial Statements (continued)

	International Equity		Emerging Markets		Bond		Global Bond
	2005	2004	2005	2004	2005	2004	2005	2004
Distributions paid from:
Ordinary income	$2,001,385	$1,540,373	$299,119	$225,163	$12,451,131	$9,201,004	$1,549,265	$2,005,510
Short-term capital gains	—	—	2,392,307	—	129,375	335,401	104,290	133,202
Long-term capital gains	—	—	6,860,855	1,936,391	2,491,268	1,450,737	495,379	784,244

	$2,001,385	$1,540,373	$9,552,281	$2,161,554	$15,071,774	$10,987,142	$2,148,934	$2,922,956

As a % of distributions paid:
Qualified ordinary income	100.00%	87.46%	100.00%	70.46%	—	—	—	—
Ordinary income - dividends received deduction	—	—	—	—	—	—	—	—

As of December 31, 2005, the components of distributable earnings (excluding unrealized appreciation/depreciation) on a tax basis consisted of:

	Value	Capital Appreciation	Small Company	International Equity	Emerging Markets	Bond	Global Bond
Capital loss carryforward	$—	$(155,655,595)	$(6,628,636)	$(100,810,178)	$—	$—	$—
Undistributed ordinary income	—	—	—	2,261,724	—	512,076	185,288
Undistributed short-term capital gains	10,911	—	—	—	—	—	—
Undistributed long-term capital gains	1,965,008	—	—	—	—	—	—

	$1,975,919	$(155,655,595)	$(6,628,636)	$(98,548,454)	$—	$512,076	$185,288

(e) Taxes

Each Fund intends to comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, to distribute substantially all of its taxable income and gains to its shareholders and to meet certain diversification and income requirements with respect to investment companies. Therefore, no provision for Federal income or excise tax is included in the accompanying financial statements.

Additionally, based on the Fund’s understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, each Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes. For the year ended December 31, 2005, the amount of deferred foreign taxes on capital gains is: International Equity – India $27,443; and Emerging Markets Equity – India $129,337 and Thailand $72,336.

(f) Capital Loss Carryovers

As of December 31, 2005, the following Funds had accumulated net realized capital loss carryovers from securities transactions for Federal income tax purposes as shown in the following chart. These amounts may be used to offset realized capital gains, if any, through the expiration dates listed.

Fund	Capital Loss Carryover Amount	Expires December 31,
Capital Appreciation	$111,767,513	2009
	30,988,593	2010
	12,899,489	2011
Small Company	4,928,358	2009
	1,700,278	2010
International Equity	84,638,277	2010
	16,171,901	2011

(g) Capital Stock

The Trust’s Declaration of Trust authorizes for each series the issuance of an unlimited number of shares of beneficial interest, without par value. Each Fund records sales and repurchases of its capital stock on the trade date. Dividends and distributions to shareholders are recorded on the ex-dividend date.

At December 31, 2005, certain unaffiliated shareholders, specifically omnibus accounts, individually held greater than 10% of the outstanding shares of the following Funds: Value – one owns 16%; Capital Appreciation - one owns 11%; International Equity - two collectively own 39%; Emerging Markets Equity – two collectively own 55%; Bond - two collectively own 31%.

Notes to Financial Statements (continued)

(h) Repurchase Agreements

Each Fund may enter into repurchase agreements provided that the value of the underlying collateral, including accrued interest, will be equal to or exceed the value of the repurchase agreement during the term of the agreement. The underlying collateral for all repurchase agreements is held in safekeeping by the Fund’s custodian or at the Federal Reserve Bank.

If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(i) Foreign Currency Translation

The books and records of the Funds are maintained in U.S. dollars. The value of investments, assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon current foreign exchange rates. Purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based on currency exchange rates prevailing on the respective dates of such transactions. Net realized and unrealized gain (loss) on foreign currency transactions represent: (1) foreign exchange gains and losses from the sale and holdings of foreign currencies; (2) gains and losses between trade date and settlement date on investment securities transactions and forward foreign currency exchange contracts; and (3) gains and losses from the difference between amounts of interest and dividends recorded and the amounts actually received.

In addition, the Funds do not isolate the net realized and unrealized gain or loss resulting from changes in exchange rates from the fluctuations resulting from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

(2) Agreements and Transactions with Affiliates

The Trust has entered into an Investment Management Agreement under which the Investment Manager provides or oversees investment management services to the Funds. The Investment Manager selects subadvisors for each Fund (subject to Trustee approval), allocates assets among subadvisors and monitors the subadvisors’ investment programs and results. Each Fund’s investment portfolio is managed by portfolio managers who serve pursuant to Subadvisory Agreements with the Investment Manager.

Investment management fees are paid directly by each Fund to the Investment Manager based on average daily net assets. The annual investment management fee rates, as a percentage of average daily net assets for the year ended December 31, 2005, were as follows:

Fund	Investment Management Fee
Value	0.75%
Capital Appreciation	0.80%
Small Company	0.90%
International Equity	0.90%
Emerging Markets Equity	1.15%
Bond	0.625%
Global Bond	0.70%

The Trust has entered into an Administration and Shareholder Servicing Agreement (“Administration Agreement”) under which Managers Investment Group LLC serves as each Fund’s administrator (the “Administrator”) and is responsible for all aspects of managing the Funds’ operations, including administration and shareholder services to each Fund, its shareholders, and certain institutions, such as bank trust departments, broker-dealers and registered investment advisers, that advise or act as an intermediary with the Funds’ shareholders. Under the terms of the Administration Agreement, each of the Funds, except Global Bond, pay a fee to the Administrator at the rate of 0.25% per annum of the Fund’s average daily net assets. Global Bond pays a fee to the Administrator at the rate of 0.20% per annum of the Fund’s average daily net assets.

Prior to July 1, 2005, the aggregate annual retainer paid to each Independent Trustee was $52,000, plus $2,000 for each meeting attended. Effective July 1, 2005, the aggregate annual retainer paid to each Independent Trustee is $55,000, plus $4,000 or $2,000 for each regular or special meeting attended, respectively. The Trustees’ fees and expenses are allocated amongst all of the Funds for which Managers Investment Group LLC serves as the Investment Manager (the “Managers Funds”) based on the relative net assets of such Funds. The Independent Chairman of the Trust receives an additional payment of $10,000 per year. (Prior to July 1, 2005, the Independent Chairman was paid an additional $5,000 per year). Effective July 1, 2005, the Chairman of the Audit Committee receives an additional $2,000 per year. The “Trustee fees and expenses” shown in the financial statements represent each Fund’s allocated portion of the total fees and expenses paid by the Managers Funds.

Notes to Financial Statements (continued)

The Funds are distributed by Managers Distributors, Inc. (the “Distributor”), a wholly-owned subsidiary of Managers Investment Group LLC. Certain Trustees and Officers of the Funds are Officers and/or Directors of the Investment Manager, AMG and/or the Distributor. The Distributor serves as the principal underwriter for each Fund. The Distributor is a registered broker-dealer and member of the National Association of Securities Dealers, Inc. (“NASD”). Shares of each Fund will be continuously offered and will be sold by brokers, dealers or other financial intermediaries who have executed selling agreements with the Distributor. The Distributor bears all the expenses of providing services pursuant to an Underwriting Agreement, including the payment of the expenses relating to the distribution of Prospectuses for sales purposes and any advertising or sales literature.

(3) Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term securities, for the year ended December 31, 2005, were as follows:

	Long-Term Securities		U.S. Government Securities
Fund	Purchases	Sales	Purchases	Sales
Value	$63,147,192	$63,229,768	N/A	N/A
Capital Appreciation	94,140,410	95,240,438	N/A	N/A
Small Company	13,327,071	7,254,398	N/A	N/A
International Equity	168,124,780	211,434,799	N/A	N/A
Emerging Markets Equity	58,040,971	28,079,822	N/A	N/A
Bond	67,531,327	34,670,723	$174,978,736	$46,085,370
Global Bond	28,077,000	17,677,069	6,148,153	6,300,937

(4) Portfolio Securities Loaned

The Funds may participate in a securities lending program offered by BNY providing for the lending of equities, corporate bonds and government securities to qualified brokers. Collateral on all securities loaned is accepted in cash and/or government securities. Collateral is maintained at a minimum level of 102% of the market value, plus interest, if applicable, of investments on loan. Collateral received in the form of cash is invested temporarily in institutional money market funds or other short-term investments by BNY. Earnings of such temporary cash investments are divided between BNY, as a fee for its services under the program, and the Fund loaning the security, according to agreed-upon rates.

(5) Commitments and Contingencies

In the normal course of business, the Funds may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Funds under these arrangements is unknown, as this would involve future claims that may be against the Funds that have not yet occurred. However, based on experience, the Funds expect the risks of loss to be remote.

(6) Risks Associated with Collateralized Mortgage Obligations (“CMOs”)

The net asset value of Funds may be sensitive to interest rate fluctuations because the Funds may hold several instruments, including CMOs and other derivatives, whose values can be significantly impacted by interest rate movements. CMOs are obligations collateralized by a portfolio of mortgages or mortgage-related securities. Payments of principal and interest on the mortgage are passed through to the holder of the CMOs on the same schedule as they are received, although certain classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages.

Therefore, the investment in CMOs may be subject to a greater or lesser risk of prepayment than other types of mortgage-related securities. CMOs may have a fixed or variable rate of interest.

(7) Forward Commitments

Certain transactions, such as futures and forward transactions, dollar roll agreements, or purchases of when-issued or delayed delivery securities may have a similar effect on a Fund’s net asset value as if the Fund had created a degree of leverage in its portfolio. However, if a Fund enters into such a transaction, the Fund will establish a segregated account with its custodian in which it will maintain cash, U.S. government securities or other liquid securities equal in value to its obligations in respect to such transaction. Securities and other assets held in the segregated account may not be sold while the transaction is outstanding, unless other suitable assets are substituted.

(8) Forward Foreign Currency Contracts

International Equity, Emerging Markets Equity, Bond and Global Bond invest in forward foreign currency exchange contracts to manage currency exposure. These investments may involve greater market risk than the amounts disclosed in the Funds’ financial statements.

A forward foreign currency exchange contract is an agreement between a Fund and another party to buy or sell a currency at a set price at a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The

Notes to Financial Statements (continued)

contract is marked-to-market daily, and the change in market value is recorded as an unrealized gain or loss. Gain or loss on the purchase or sale of contracts having the same settlement date, amount and counter party is realized on the date of offset, otherwise gain or loss is realized on settlement date.

The Funds, except Value, Capital Appreciation, and Small Company, may invest in non-U.S. dollar denominated instruments subject to limitations, and enter into forward foreign currency exchange contracts to facilitate transactions in foreign securities and to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and such foreign currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Open forward foreign currency exchange contracts (in U.S. Dollars) at December 31, 2005 were as follows:

Foreign Currency		Settlement Date	Current Value (Receivable Amount)	Contract Value (Payable Amount)	Unrealized Gain/Loss
International Equity
Canadian Dollar	Short	01/03 - 01/05/06	$(97,149)	$(97,304)	$(155)
Swiss Franc	Short	01/03/06	(225,088)	(225,622)	(534)
Pound Sterling	Short	01/03 - 01/05/06	(86,430)	(86,353)	77
Hong Kong Dollar	Long	01/03 - 01/04/06	21,950	21,949	(1)
Japanese Yen	Long	01/04/06	19,564	19,570	6
Swedish Krona	Short	03/15/06	(856,482)	(853,420)	3,062

Total			$(1,223,635)	$(1,221,180)	$2,455

Global Bond
Australian Dollar	Short	02/14 - 02/27/06	$(1,136,185)	$(1,134,564)	$1,621
Pound Sterling	Short	01/30/06	(1,258,929)	(1,221,385)	37,544
Mexican Nuevo Pesa	Short	03/07/06	(115,062)	(113,893)	1,169
Mexican Nuevo Pesa	Long	03/07/06	112,590	113,893	1,303
New Zealand Dollar	Short	02/15/06	(159,588)	(159,824)	(236)

Total			$(2,557,174)	$(2,515,773)	$41,401

(9) Futures Contracts Held or Issued for Purposes other than Trading

International Equity uses Equity Index futures contracts to a limited extent, with the objective of maintaining exposure to equity stock markets while maintaining liquidity. The Fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital shares transactions. There are certain risks associated with futures contracts. Prices may not move as expected or a Fund may not be able to close out the contract when it desires to do so, resulting in losses.

Futures are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures or forward currency contracts. Cash pledged to cover margin requirements for the open futures positions at December 31, 2005 is $129,257. International Equity had the following open futures contracts as of December 31, 2005:

Type	Number of Contracts	Position	Expiration Month	Unrealized Gain/(Loss)
The Dow Jones Euro STOXX 50	7	Long	March 2006	4,345
The S&P/Toronto Stock Exchange 60 Index	4	Long	March 2006	4,886

				$9,230

65

Notes to Financial Statements (continued)

Tax Information (unaudited)

The Fund hereby designate the maximum amounts allowable of their net taxable income as qualified dividends as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. The 2005 Form 1099-DIV you receive for the Fund will show the tax status of all distributions paid to you during the year.

Pursuant to section 852 of the Internal Revenue Code, the Value Fund designated $13,613,459 as long-term capital gains for the taxable year ended December 31, 2005. Pursuant to section 852 of the Internal Revenue Code, the Capital Appreciation, Small Company, International Equity, Emerging Markets Equity, Bond and Global Bond each designated $0 as long-term capital gains for the taxable year ended December 31, 2005.

Report of Independent Registered Public Accounting Firm

To the Trustees of The Managers Funds and the Shareholders of

Managers Value Fund, Managers Capital Appreciation Fund, Managers Small Company Fund, Managers International Equity Fund, Managers Emerging Markets Equity Fund, Managers Bond Fund and Managers Global Bond Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial positions of Managers Value Fund, Managers Capital Appreciation Fund, Managers Small Company Fund, Managers International Equity Fund, Managers Emerging Markets Equity Fund, Managers Bond Fund and Managers Global Bond Fund (seven of the series constituting The Managers Funds, hereafter referred to as the “Funds”), at December 31, 2005, and the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 22, 2006

Trustees and Officers

The Trustees and Officers of the Trust, their business addresses, principal occupations for the past five years and dates of birth are listed below. The Trustees provide broad supervision over the affairs of the Trust and the Fund. The Trustees are experienced executives who meet periodically throughout the year to oversee the Fund’s activities, review contractual arrangements with companies that provide services to the Fund, and review the Fund’s performance. Unless otherwise noted, the address of each Trustee or Officer is the address of the Trust: 800 Connecticut Avenue, Norwalk, Connecticut 06854.

There is no stated term of office for Trustees. Trustees serve until their resignation, retirement or removal in accordance with the Trust’s organizational documents and policies adopted by the Board from time to time. The President, Treasurer and Secretary hold office until a successor has been duly elected and qualified. Other officers serve at the pleasure of the Trustees.

Independent Trustees

The following Trustees are not “interested persons” of the Trust within the meaning of the 1940 Act:

Name, Date of Birth, Number of Funds Overseen in Fund Complex*	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Jack W. Aber, 9/9/37 • Trustee since 1999 • Oversees 36 Funds in Fund Complex	Professor of Finance, Boston University School of Management (1972-Present); Trustee of Appleton Growth Fund (1 portfolio); Trustee of Third Avenue Trust (4 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio)

William E. Chapman, II, 9/23/41 • Independent Chairman • Trustee since 1999 • Oversees 36 Funds in Fund Complex	President and Owner, Longboat Retirement Planning Solutions (1998-Present); Hewitt Associates, LLC (part time) (provider of Retirement and Investment Education Seminars); Interim Executive Vice President, QuadraMed Corporation (2001); President, Retirement Plans Group, Kemper Funds (1990-1998); Trustee of Bowdoin College (2002-Present); Trustee of Third Avenue Trust (4 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio)

Edward J.Kaier, 9/23/45 • Trustee since 1999 • Oversees 36 Funds in Fund Complex	Attorney at Law and Partner, Hepburn Willcox Hamilton & Putnam, LLP (1977-Present); Trustee of Third Avenue Trust (4 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio)

Steven J. Paggioli, 4/3/50 • Trustee since 1993 • Oversees 36 Funds in Fund Complex	Consultant (2001-Present); Formerly Executive Vice President and Director, The Wadsworth Group (1986-2001); Executive Vice President, Secretary and Director, Investment Company Administration, LLC (1990-2001); Vice President, Secretary and Director, First Fund Distributors, Inc. (1991-2001); Trustee, Professionally Managed Portfolios (21 portfolios); Advisory Board Member, Sustainable Growth Advisors, LP; Trustee, Guardian Mutual Funds (28 portfolios)

Eric Rakowski, 6/5/58 • Trustee since 1999 • Oversees 36 Funds in Fund Complex	Professor, University of California at Berkeley School of Law (1990-Present); Visiting Professor, Harvard Law School (1998-1999); Trustee of Third Avenue Trust (4 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio)

Thomas R. Schneeweis, 5/10/47 • Trustee since 1987 • Oversees 36 Funds in Fund Complex	Professor of Finance, University of Massachusetts (1985-Present); Director, CISDM at the University of Massachusetts, (1996-Present); President, Alternative Investment Analytics, LLC, (formerly Schneeweis Partners, LLC) (2001- Present); Director of Research, Lyra/Starview Capital LLC, (2004-Present); Partner, Northampton Capital, LLC; Partner, Schneeweis Advisors and Mas-sachusetts Finance Institute (both wholly owned subsidiaries of Alternative Investment Analytics). No other directorships held by Trustee.

*	The Fund Complex consists of Managers AMG Funds, The Managers Funds, Managers Trust I and Managers Trust II.

Trustees and Officers (continued)

Interested Trustees

The following Trustees are “interested persons” of the Trust within the meaning of the 1940 Act. Mr. Lebovitz is an interested person of the Trust within the meaning of the 1940 Act by virtue of his positions with Managers Investment Group LLC and Managers Distributors, Inc. Mr. Nutt is an interested person of the Trust within the meaning of the 1940 Act by virtue of his positions with, and interest in securities of, Affiliated Managers Group, Inc.

Name, Date of Birth, Number of Funds Overseen in Fund Complex*	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Peter M. Lebovitz, 1/18/55 • Trustee since 2002 • President since 1999 • Oversees 36 Funds in Fund Complex	Managing Partner, Managers Investment Group LLC (2005-Present); President and Chief Executive Officer, The Managers Funds LLC (1999-2004); President, Managers Distributors, Inc. (2000-Present); President, Managers AMG Funds (1999-Present); President, Managers Trust I (2000-Present); President, Managers Trust II (2000-Present); Director of Marketing, The Managers Funds, LP (1994-1999); Director of Marketing, Hyperion Capital Management, Inc. (1993- 1994); Senior Vice President, Greenwich Asset Management, Inc. (1989-1993); No other directorships held by trustee.

William J.Nutt, 3/30/45 • Trustee since 2005 • Oversees 36 Funds in Fund Complex	Chairman and Founder of Affiliated Managers Group, Inc., (1993-Present); Chief Executive Officer of Affiliated Managers Group, Inc. (1993-2004); Director, Affiliated Managers Group, Inc. (1993-Present); President of Affiliated Managers Group, Inc. (1993-1999); President and Chief Operating Officer, The Boston Company (1989-1993); Senior Executive Vice President, The Boston Company (1982-1989)

*	The Fund Complex consists of Managers AMG Funds, The Managers Funds, Managers Trust I and Managers Trust II.

Officers

Name, Date of Birth, Position(s) Held with Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years
Bruce M. Aronow, 5/31/65 • Chief Financial Officer since 2005	Managing Partner, Managers Investment Group LLC (2005-Present); Chief Financial Officer, Managers AMG Funds, Managers Trust I and Managers Trust II (2005-Present); Executive Vice President and Chief Financial Officer and Principal, Rorer Asset Management (1999-2004); Chief Operating Officer, Rorer Asset Management (2001-2004); Staff Accountant, Manager and Partner, PricewaterhouseCoopers LLP (1987-1998)

Christine C. Carsman, 4/2/52 • Secretary since 2004	Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2004-Present); Secretary, Managers AMG Funds, Managers Trust I and Managers Trust II (2004-Present); Senior Counsel, Vice President and Director of Operational Risk Management and Compliance, Wellington Management Company, LLP (1995-2004); Deputy General Counsel, The Boston Company, Inc. (1993-1995); Associate General Counsel, The Boston Company Advisors, Inc. (1991-1993); Associate, Sullivan & Worcester LLP (1987-1991)

Donald S. Rumery, 5/29/58 • Treasurer since 1995	Senior Vice-President, Managers Investment Group LLC (2005-Present); Director, Finance and Planning, The Managers Funds LLC, (1994-2004); Treasurer and Chief Financial Officer, Managers Distributors, Inc. (2000-Present); Treasurer, Managers AMG Funds (1999-Present); Treasurer, Managers Trust I and Managers Trust II (2000-Present); Secretary; Managers Trust I and Managers Trust II (2000-2004) and Secretary; The Managers Funds (1997-2004)

Investment Manager and Administrator

Managers Investment Group LLC

800 Connecticut Avenue

Norwalk, Connecticut 06854

(203) 299-3500 or (800) 835-3879

Distributor

Managers Distributors, Inc.

800 Connecticut Avenue

Norwalk, Connecticut 06854

(203) 299-3500 or (800) 835-3879

Custodian

The Bank of New York

2 Hanson Place, 7th Floor

Brooklyn, New York 11217

Legal Counsel

Ropes & Gray LLP

One International Place

Boston, Massachusetts 02110-2624

Transfer Agent

PFPC, Inc.

Attn: Managers

P.O. Box 9769

Providence, Rhode Island 02940

(800) 358-7668

For ManagersChoice Only

The Managers Funds

PFPC, Inc. c/o Wrap Services

P.O. Box 9847

Providence, Rhode Island 02940

(800) 358-7668

MANAGERS AND MANAGERS AMG EQUITY FUNDS

CAPITAL APPRECIATION

Bramwell Capital Management, Inc.

Essex Investment Management Co., LLC

EMERGING MARKETS EQUITY

Rexiter Capital Management Limited

ESSEX AGGRESSIVE GROWTH

ESSEX LARGE CAP GROWTH

ESSEX SMALL/MICRO CAP GROWTH

Essex Investment Management Co., LLC

FIRST QUADRANT TAX-MANAGED EQUITY

First Quadrant, L.P.

INSTITUTIONAL MICRO-CAP

Kern Capital Management LLC

INTERNATIONAL EQUITY

Bernstein Investment Research and Management

Lazard Asset Management, LLC Wellington Management Company, LLP

INTERNATIONAL GROWTH

Wellington Management Company, LLP

MICRO-CAP

Kern Capital Management LLC

MID-CAP

Chicago Equity Partners, LLC

REAL ESTATE SECURITIES

Urdang Securities Management, Inc.

RORER LARGE-CAP

Rorer Asset Management, LLC

SMALL CAP

TimesSquare Capital Management, LLC

SMALL COMPANY

Kalmar Investment Advisers, Inc.

SPECIAL EQUITY

Donald Smith & Co., Inc.

Kern Capital Management LLC

Skyline Asset Management, L.P.

Veredus Asset Management LLC

Westport Asset Management, Inc.

STRUCTURED CORE

First Quadrant, L.P.

SYSTEMATIC VALUE

Systematic Financial Management, L.P.

TIMESSQUARE MID CAP GROWTH

TIMESSQUARE SMALL CAP GROWTH

TimesSquare Capital Management, LLC

VALUE

Armstrong Shaw Associates Inc.

Osprey Partners Investment Mgmt., LLC

20

Oak Associates, Ltd.

MANAGERS BALANCED FUNDS

BALANCED

Chicago Equity Partners, LLC

Loomis, Sayles & Company L.P.

GLOBAL

333 Global Advisers*

Armstrong Shaw Associates Inc.

Bernstein Investment Research and Management

First Quadrant, L.P.

Kern Capital Management LLC

Northstar Capital Management, Inc.

Wellington Management Company, LLP

MANAGERS FIXED INCOME FUNDS

BOND (MANAGERS)

Loomis, Sayles & Company L.P.

BOND (MANAGERS FREMONT)

Pacific Investment Management Co. LLC

CALIFORNIA INTERMEDIATE TAX-FREE

Evergreen Investment Management Co., LLC

FIXED INCOME

Loomis, Sayles & Company L.P.

GLOBAL BOND

Loomis, Sayles & Company L.P.

HIGH YIELD

J.P. Morgan Investment Management Inc.

INTERMEDIATE DURATION GOVERNMENT

Smith Breeden Associates, Inc.

MONEY MARKET (MANAGERS)

JPMorgan Investment Advisors Inc.

MONEY MARKET (FREMONT)

333 Global Advisers*

SHORT DURATION GOVERNMENT

Smith Breeden Associates, Inc.

*	A division of Managers Investment Group LLC

This report is prepared for the Funds’ shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus. To receive a free copy of the prospectus or Statement of Additional Information, which includes additional information about Fund Trustees, please contact us by calling 800.835.3879. Distributed by Managers Distributors, Inc., member NASD.

A description of the policies and procedures each Fund uses to vote its proxies is available: (i) without charge, upon request, by calling 800.835.3879, or (ii) on the Securities and Exchange Commission’s (SEC) Web site at www.sec.gov. For information regarding each Fund’s proxy voting record for the 12-month period ended June 30, call 800.835.3879 or visit the SEC Web site at www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. A Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. To review a complete list of the Funds’ portfolio holdings, or to view the most recent quarterly holdings report, semiannual report, or annual report, please visit www.managersinvest.com.

AR001-1205

www.managersinvest.com

Item 2.	CODE OF ETHICS

Registrant has adopted a Code of Ethics. See attached Exhibit (a)(1).

Item 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Registrant’s Board of Trustees has determined that independent Trustees Mr. Jack W. Aber and Mr. Steven J. Paggioli each qualify as the Audit Committee Financial Expert. Mr. Aber and Mr. Paggioli are “independent” as such term is defined in Form N-CSR.

Item 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

The aggregate fees billed by PwC to the Fund for the Funds’ two most recent fiscal years for professional services rendered for audits of annual financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements (“Audit Fees”) were as follows:

	2005	2004
Value Fund	$21,660	$21,659
Capital Appreciation Fund	$23,280	$23,279
Small Company Fund	$13,000	$13,019
Special Equity Fund	$38,340	$38,319
International Equity Fund	$32,460	$32,459
Emerging Markets Equity Fund	$19,500	$19,499
Bond Fund	$27,600	$27,599
Global Bond Fund	$25,975	$25,979
All Funds in The Managers Funds Complex Audited by PwC	$709,350	$535,060

Audit-Related Fees

There were no fees billed by PwC to the Fund in its two recent fiscal years for services rendered for assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements, but are not reported as Audit Fees (“Audit-Related Fees”).

For the Funds’ two most recent fiscal years, there were no Audit-Related Fees billed by PwC for engagements related directly to the operations and financial reporting of one or more Funds by a Fund Service Provider. A Fund Service Provider is (a) any investment adviser to the Fund (not including any Subadvisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) or (b) any entity that provides ongoing services to the Fund and is controlling, controlled by or under common control with a Fund investment adviser described in (a).

Tax Fees

The aggregate fees billed by PwC to the Funds for the two most recent fiscal years for professional services rendered for tax compliance, tax advice, and tax planning (“Tax Fees”) were as follows:

	2005	2004
Value Fund	$3,500	$5,940
Capital Appreciation Fund	$3,500	$6,210
Small Company Fund	$3,500	$5,670
Special Equity Fund	$4,500	$8,640
International Equity Fund	$4,500	$8,640
Emerging Markets Equity Fund	$4,250	$7,560
Bond Fund	$4,250	$7,560
Global Bond Fund	$4,500	$8,100

For the Funds’ two most recent fiscal years, Tax Fees billed by PwC for engagements by Fund Service Providers that related directly to the operations and financial reporting of the Funds were $0 for fiscal 2005 and $0 for fiscal 2004, respectively.

The services for which Tax Fees were charged comprise all services performed by professional staff in PwC’s tax division except those services related to the audit. Typically, this category would include fees for tax compliance, tax planning, and tax advice. Tax compliance, tax advice, and tax planning services include preparation of original and amended tax returns, claims for refund and tax payment-planning services, assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

All Other Fees

There were no other fees billed by PwC to the Funds for all other non-audit services (“Other Fees”) during the Funds’ two most recent fiscal years. During the same period, there were no Other Fees billed by PwC for engagements by Fund Service Providers that related directly to the operations and financial reporting of the Funds.

According to policies adopted by the Audit Committee, services provided by PwC to the Funds must be pre-approved by the Audit Committee. On an annual basis, the Audit Committee reviews and pre-approves various types of services that PwC may perform for the Funds without specific approval of each engagement, subject to specified budget limitations. As contemplated by the Sarbanes-Oxley Act of 2002 and related SEC rules, the Audit Committee also pre-approves non-audit services provided by PwC to any Fund Service Provider for any engagement that relates directly to the operations and financial reporting of the Funds. Any engagement that is not already pre-approved or that will exceed a pre-approved budget must be submitted to the Audit Committee for pre-approval. The Chairman of the Audit Committee is authorized on behalf of the Board of Trustees and the Audit Committee to approve the engagement of PwC to perform non-audit services subject to certain conditions, including notification to the Audit Committee of such pre-approval not later than the next meeting of the Audit Committee following the date of such pre-approval.

There were no other fees billed by PwC for non-audit services rendered to the Funds and to Fund Service Providers for the Funds’ two most recent fiscal years.

The Audit Committee has considered whether the provision of non-audit services by PwC to Fund Service Providers that were not required to be pre-approved by the Audit Committee is compatible with maintaining PwC’s independence in its audit of the Funds, taking into account representations from PwC, in accordance with Independence Standards Board Standard No. 1, regarding its independence from the Funds and its related entities.

The following table sets forth the non-audit services provided by PwC to the Funds and its service affiliates defined as the Funds’ investment advisor and any entity controlling, controlled by or under common control with Managers Investment Group LLC that provides ongoing services to the Funds (“Control Affiliates”) for the last two fiscal years (as of September 30, 2005).

	Audit-related fees A		Tax fees A		All other fees A
	2005	2004	2005	2004	2005	2004
Control Affiliates	$476,755	$155,040	$172,139	$260,600	$75,729	$0

A	Aggregate amounts may reflect rounding.

Item 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

Item 6.	SCHEDULE OF INVESTMENTS

Not applicable.

Item 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

Item 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

Item 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS

Not applicable.

Item 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

Not applicable.

Item 11.	CONTROLS AND PROCEDURES

(a) The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes in the Registrant’s internal control over financial reporting during the Registrant’s fourth fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to affect, the internal control over financial reporting.

Item 12.	EXHIBITS

(a	)(1)	Any Code of Ethics or amendments hereto. Filed herewith.

(a	)(2)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 - Filed herewith.

(a	)(3)	Not applicable.

(b	)	Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 - Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE MANAGERS FUNDS

By:	/s/ Peter M. Lebovitz
Peter M. Lebovitz, President

Date: March 7, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Peter M. Lebovitz
Peter M. Lebovitz, President

Date: March 7, 2006

By:	/s/ Bruce M. Aronow
Bruce M. Aronow, Chief Financial Officer

Date: March 7, 2006